                                                    (RIVERSOURCE INSURANCE LOGO)



RIVERSOURCE(R)

SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE







2009 ANNUAL REPORT



S-6482 P (4/10)                    Issued by: RiverSource Life Insurance Company

ANNUAL FINANCIAL INFORMATION

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS
RIVERSOURCE LIFE INSURANCE COMPANY
We have audited the accompanying individual statements of assets and liabilities of the divisions of RiverSource Variable Life Account (the Account) sponsored by RiverSource Life Insurance Company, referred to in Note 1, as of December 31, 2009, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements. These financial statements are the responsibility of the management of RiverSource Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform audits of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the affiliated and unaffiliated mutual fund managers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual financial position of the divisions of RiverSource Variable Life Account, referred to in Note 1, at December 31, 2009, and the individual results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

                                             (Ernst & Young LLP Signature)

Minneapolis, Minnesota

April 23, 2010


--------------------------------------------------------------------------------
 RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE - 2009 ANNUAL REPORT  1

STATEMENTS OF ASSETS AND LIABILITIES

                                                                                             AB VPS
                                                 INVESCO VI    INVESCO VI    INVESCO VI      GLOBAL        AB VPS
                                                  CAP APPR,     CAP DEV,      CORE EQ,      THEMATIC     INTER BOND,
DEC. 31, 2009                                       SER I         SER I         SER I       GRO, CL B       CL B

ASSETS
Investments, at fair value(1),(2)                    $41,689       $38,394       $49,194      $  5,484       $11,814
Accounts receivable from RiverSource Life for
contract purchase payments                                15            --            --            10            --
Receivable for share redemptions                          32            29         2,004             4            29
--------------------------------------------------------------------------------------------------------------------------
Total assets                                          41,736        38,423        51,198         5,498        11,843
==========================================================================================================================


LIABILITIES
Payable to RiverSource Life for:
  Mortality and expense risk fee                          32            30            38             4             9
  Contract terminations                                   --            --         1,966            --            20
Payable for investments purchased                         15            --            --            10            --
--------------------------------------------------------------------------------------------------------------------------
Total liabilities                                         47            30         2,004            14            29
--------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life
contracts in accumulation period                      41,689        38,393        49,194         5,484        11,814
Net assets applicable to seed money                       --            --            --            --            --
--------------------------------------------------------------------------------------------------------------------------
Total net assets                                     $41,689       $38,393       $49,194      $  5,484       $11,814
==========================================================================================================================
(1) Investment shares                                  2,051         3,401         1,974           336           996
(2) Investments, at cost                             $43,142       $41,159       $48,619      $  4,733       $11,661
--------------------------------------------------------------------------------------------------------------------------

                                                   AB VPS          CS          FID VIP       FID VIP       FID VIP
                                                 LG CAP GRO,     U.S. EQ     GRO & INC,     MID CAP,      OVERSEAS,
DEC. 31, 2009 (CONTINUED)                           CL B         FLEX I        SERV CL       SERV CL       SERV CL

ASSETS
Investments, at fair value(1),(2)                    $ 2,888       $ 3,116       $11,176      $161,000       $ 5,008
Accounts receivable from RiverSource Life for
contract purchase payments                                --            --            --            --            --
Receivable for share redemptions                       1,840             2         1,045         1,679             4
--------------------------------------------------------------------------------------------------------------------------
Total assets                                           4,728         3,118        12,221       162,679         5,012
==========================================================================================================================


LIABILITIES
Payable to RiverSource Life for:
  Mortality and expense risk fee                           2             2            13           126             4
  Contract terminations                                1,837            --         1,032         1,554            --
Payable for investments purchased                         --            --            --            --            --
--------------------------------------------------------------------------------------------------------------------------
Total liabilities                                      1,839             2         1,045         1,680             4
==========================================================================================================================
Net assets applicable to Variable Life
contracts in accumulation period                       2,889         3,116        11,176       160,999         5,008
Net assets applicable to seed money                       --            --            --            --            --
--------------------------------------------------------------------------------------------------------------------------
Total net assets                                     $ 2,889       $ 3,116       $11,176      $160,999       $ 5,008
==========================================================================================================================
(1) Investment shares                                    117           250         1,016         6,336           334
(2) Investments, at cost                             $ 2,403       $ 2,886       $12,915      $163,242       $ 5,344
--------------------------------------------------------------------------------------------------------------------------




See accompanying notes to financial statements.


--------------------------------------------------------------------------------
2  RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE - 2009 ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES

                                               FTVIPT        FTVIPT                                    GS VIT
                                            FRANK GLOBAL     MUTUAL        FTVIPT        GS VIT       STRATEGIC
                                            REAL EST, CL   SHARES SEC,    TEMP FOR      STRATEGIC     INTL EQ,
DEC. 31, 2009 (CONTINUED)                         2           CL 2        SEC, CL 2     GRO, INST       INST

ASSETS
Investments, at fair value(1),(2)                $14,551        $3,584        $   --        $4,753        $3,260
Accounts receivable from RiverSource Life
for contract purchase payments                        --            --            --            --            --
Receivable for share redemptions                     882             3         2,892         1,109             2
----------------------------------------------------------------------------------------------------------------------
Total assets                                      15,433         3,587         2,892         5,862         3,262
======================================================================================================================


LIABILITIES
Payable to RiverSource Life for:
  Mortality and expense risk fee                      11             3             3             3             2
  Contract terminations                              871            --         2,889         1,105            --
Payable for investments purchased                     --            --            --            --            --
----------------------------------------------------------------------------------------------------------------------
Total liabilities                                    882             3         2,892         1,108             2
======================================================================================================================
Net assets applicable to Variable Life
contracts in accumulation period                  14,551         3,584            --         4,754         3,260
Net assets applicable to seed money                   --            --            --            --            --
----------------------------------------------------------------------------------------------------------------------
Total net assets                                 $14,551        $3,584        $   --        $4,754        $3,260
======================================================================================================================
(1) Investment shares                              1,333           246            --           437           402
(2) Investments, at cost                         $23,930        $3,309        $   --        $3,982        $4,095
----------------------------------------------------------------------------------------------------------------------

                                                                                         LAZARD
                                               GS VIT                      LAZARD        RETIRE
                                               STRUCTD       JPM INS       RETIRE         U.S.       LVIP BARON
                                              U.S. EQ,     TRUST U.S.     INTL EQ,     STRATEGIC,     GRO OPP,
DEC. 31, 2009 (CONTINUED)                       INST        EQ, CL 1        SERV          SERV         SERV CL

ASSETS
Investments, at fair value(1),(2)                $    74        $6,942        $  103        $1,872        $5,856
Accounts receivable from RiverSource Life
for contract purchase payments                        --            --            --            --            --
Receivable for share redemptions                       4             5            --             2             5
----------------------------------------------------------------------------------------------------------------------
Total assets                                          78         6,947           103         1,874         5,861
======================================================================================================================


LIABILITIES
Payable to RiverSource Life for:
  Mortality and expense risk fee                       4             5            --             2             5
  Contract terminations                               --            --            --            --            --
Payable for investments purchased                     --            --            --            --            --
----------------------------------------------------------------------------------------------------------------------
Total liabilities                                      4             5            --             2             5
======================================================================================================================
Net assets applicable to Variable Life
contracts in accumulation period                      --         6,942            --         1,872         5,856
Net assets applicable to seed money                   74            --           103            --            --
----------------------------------------------------------------------------------------------------------------------
Total net assets                                 $    74        $6,942        $  103        $1,872        $5,856
======================================================================================================================
(1) Investment shares                                  8           498            11           229           244
(2) Investments, at cost                         $    75        $5,214        $  109        $2,154        $5,502
----------------------------------------------------------------------------------------------------------------------




See accompanying notes to financial statements.


--------------------------------------------------------------------------------
 RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE - 2009 ANNUAL REPORT  3

STATEMENTS OF ASSETS AND LIABILITIES

                                                         MFS           MFS           MFS         PUT VT        PUT VT
                                                      NEW DIS,      RESEARCH,    UTILITIES,    GRO & INC,     INTL EQ,
DEC. 31, 2009 (CONTINUED)                              INIT CL       INIT CL       INIT CL        CL IB         CL IB

ASSETS
Investments, at fair value(1),(2)                        $86,648       $15,063       $92,212       $13,547       $10,459
Accounts receivable from RiverSource Life for
contract purchase payments                                    --            --            --            10            --
Receivable for share redemptions                              66            11         5,269            14             8
------------------------------------------------------------------------------------------------------------------------------
Total assets                                              86,714        15,074        97,481        13,571        10,467
==============================================================================================================================


LIABILITIES
Payable to RiverSource Life for:
  Mortality and expense risk fee                              66            11            74            14             8
  Contract terminations                                       --            --         5,195            --            --
Payable for investments purchased                             --            --            --            10            --
------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                             66            11         5,269            24             8
==============================================================================================================================
Net assets applicable to Variable Life contracts
in accumulation period                                    86,648        15,063        92,212        13,547        10,459
Net assets applicable to seed money                           --            --            --            --            --
------------------------------------------------------------------------------------------------------------------------------
Total net assets                                         $86,648       $15,063       $92,212       $13,547       $10,459
==============================================================================================================================
(1) Investment shares                                      6,452           909         4,023           941           944
(2) Investments, at cost                                 $84,930       $13,689       $84,142       $18,705       $12,867
------------------------------------------------------------------------------------------------------------------------------

                                                       PUT VT         ROYCE         ROYCE        RVS VP        RVS VP
                                                      INTL GRO,    MICRO-CAP,      SM-CAP,        BAL,       CASH MGMT,
DEC. 31, 2009 (CONTINUED)                               CL IB       INVEST CL     INVEST CL       CL 3          CL 3

ASSETS
Investments, at fair value(1),(2)                        $ 7,507       $21,504       $ 4,823       $ 9,873       $ 6,123
Accounts receivable from RiverSource Life for
contract purchase payments                                    --            --            --            --            --
Receivable for share redemptions                               6            21         2,313            --            --
------------------------------------------------------------------------------------------------------------------------------
Total assets                                               7,513        21,525         7,136         9,873         6,123
==============================================================================================================================


LIABILITIES
Payable to RiverSource Life for:
  Mortality and expense risk fee                               6            16             6             7             5
  Contract terminations                                       --             4         2,307            --            --
Payable for investments purchased                             --            --            --            --            --
------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                              6            20         2,313             7             5
==============================================================================================================================
Net assets applicable to Variable Life contracts
in accumulation period                                     7,507        21,505         4,823         9,866         6,118
Net assets applicable to seed money                           --            --            --            --            --
------------------------------------------------------------------------------------------------------------------------------
Total net assets                                         $ 7,507       $21,505       $ 4,823       $ 9,866       $ 6,118
==============================================================================================================================
(1) Investment shares                                        475         2,257           556           803         6,123
(2) Investments, at cost                                 $ 5,683       $21,742       $ 4,733       $11,187       $ 6,121
------------------------------------------------------------------------------------------------------------------------------




See accompanying notes to financial statements.


--------------------------------------------------------------------------------
4  RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE - 2009 ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES

                                                                                                             RVS VP
                                                     RVS VP        RVS VP        RVS VP        RVS VP         SHORT
                                                    DIV BOND,    DIV EQ INC,     DYN EQ,      HI YIELD    DURATION, CL
DEC. 31, 2009 (CONTINUED)                             CL 3          CL 3          CL 3       BOND, CL 3         3

ASSETS
Investments, at fair value(1),(2)                      $24,997        $4,859       $17,505       $21,091        $5,505
Accounts receivable from RiverSource Life for
contract purchase payments                                  --            --            --            --            --
Receivable for share redemptions                            --            --            --            --            --
----------------------------------------------------------------------------------------------------------------------------
Total assets                                            24,997         4,859        17,505        21,091         5,505
============================================================================================================================


LIABILITIES
Payable to RiverSource Life for:
  Mortality and expense risk fee                            19             4            13            17             4
  Contract terminations                                  1,273           215           873            --            --
Payable for investments purchased                           --            --            --            --            --
----------------------------------------------------------------------------------------------------------------------------
Total liabilities                                        1,292           219           886            17             4
============================================================================================================================
Net assets applicable to Variable Life contracts
in accumulation period                                  23,705         4,640        16,619        21,074         5,501
Net assets applicable to seed money                         --            --            --            --            --
----------------------------------------------------------------------------------------------------------------------------
Total net assets                                       $23,705        $4,640       $16,619       $21,074        $5,501
============================================================================================================================
(1) Investment shares                                    2,323           431         1,063         3,145           541
(2) Investments, at cost                               $23,778        $5,240       $22,225       $19,937        $5,557
----------------------------------------------------------------------------------------------------------------------------

                                                                   SEL VP        SEL VP
                                                                    GRO,       SM CAP VAL,     WANGER        WANGER
DEC. 31, 2009 (CONTINUED)                                           CL 3          CL 3          INTL           USA

ASSETS
Investments, at fair value(1),(2)                                     $5,654       $ 6,349       $15,679        $4,293
Accounts receivable from RiverSource Life for
contract purchase payments                                                --            --            --            --
Receivable for share redemptions                                          --            --            12             3
----------------------------------------------------------------------------------------------------------------------------
Total assets                                                           5,654         6,349        15,691         4,296
============================================================================================================================


LIABILITIES
Payable to RiverSource Life for:
  Mortality and expense risk fee                                           4             5            12             3
  Contract terminations                                                   --            --            --            --
Payable for investments purchased                                         --            --            --            --
----------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                          4             5            12             3
============================================================================================================================
Net assets applicable to Variable Life contracts
in accumulation period                                                 5,650         6,344        15,679         4,293
Net assets applicable to seed money                                       --            --            --            --
----------------------------------------------------------------------------------------------------------------------------
Total net assets                                                      $5,650       $ 6,344       $15,679        $4,293
============================================================================================================================
(1) Investment shares                                                    971           699           528           156
(2) Investments, at cost                                              $5,649       $ 7,464       $13,742        $4,100
----------------------------------------------------------------------------------------------------------------------------




See accompanying notes to financial statements.


--------------------------------------------------------------------------------
 RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE - 2009 ANNUAL REPORT  5

STATEMENTS OF OPERATIONS

                                                                                       AB VPS
                                           INVESCO VI    INVESCO VI    INVESCO VI      GLOBAL        AB VPS
                                            CAP APPR,     CAP DEV,      CORE EQ,      THEMATIC     INTER BOND,
YEAR ENDED DEC. 31, 2009                      SER I         SER I         SER I       GRO, CL B       CL B

INVESTMENT INCOME
Dividend income                               $    239       $    --       $   840       $    --       $   422
Variable account expenses                          499           312           497            93           110
--------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                   (260)         (312)          343           (93)          312
====================================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of
investments:
  Proceeds from sales                           35,114         9,078        26,266        10,803         2,850
  Cost of investments sold                      39,105        10,940        27,767        10,187         2,911
--------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
investments                                     (3,991)       (1,862)       (1,501)          616           (61)
Distributions from capital gains                    --            --            --            --            --
Net change in unrealized appreciation or
depreciation of investments                     14,725        14,699        15,202         4,176         1,707
--------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                  10,734        12,837        13,701         4,792         1,646
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                     $ 10,474       $12,525       $14,044       $ 4,699       $ 1,958
====================================================================================================================

                                             AB VPS          CS          FID VIP       FID VIP       FID VIP
                                           LG CAP GRO,     U.S. EQ     GRO & INC,     MID CAP,      OVERSEAS,
PERIOD ENDED DEC. 31, 2009 (CONTINUED)        CL B        FLEX I(1)      SERV CL       SERV CL       SERV CL

INVESTMENT INCOME
Dividend income                               $     --       $    --       $   174       $   839       $    91
Variable account expenses                           67             6           210         1,427           206
====================================================================================================================
Investment income (loss) -- net                    (67)           (6)          (36)         (588)         (115)
====================================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of
investments:
  Proceeds from sales                            8,036            38        22,598        55,915        35,594
  Cost of investments sold                       6,921            36        27,521        62,357        40,180
--------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
investments                                      1,115             2        (4,923)       (6,442)       (4,586)
Distributions from capital gains                    --            --            --           729            54
Net change in unrealized appreciation or
depreciation of investments                      1,491           230        10,729        60,227        10,799
--------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                   2,606           232         5,806        54,514         6,267
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                     $  2,539       $   226       $ 5,770       $53,926       $ 6,152
====================================================================================================================
(1) For the period Oct. 2, 2009 (commencement of operations) to Dec. 31, 2009.

                                             FTVIPT        FTVIPT                                    GS VIT
                                          FRANK GLOBAL     MUTUAL        FTVIPT        GS VIT       STRATEGIC
                                          REAL EST, CL   SHARES SEC,    TEMP FOR      STRATEGIC     INTL EQ,
YEAR ENDED DEC. 31, 2009 (CONTINUED)            2           CL 2        SEC, CL 2     GRO, INST       INST

INVESTMENT INCOME
Dividend income                               $  2,470       $    80       $    78       $    23       $    54
Variable account expenses                          169            35            22            50            25
--------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                  2,301            45            56           (27)           29
====================================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of
investments:
  Proceeds from sales                           14,080         1,843         3,054         4,532           297
  Cost of investments sold                      27,095         1,843         3,098         3,932           457
--------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
investments                                    (13,015)           --           (44)          600          (160)
Distributions from capital gains                    --            --            96            --            --
Net change in unrealized appreciation or
depreciation of investments                     13,779           884           639         1,585           834
--------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                     764           884           691         2,185           674
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                     $  3,065       $   929       $   747       $ 2,158       $   703
====================================================================================================================




See accompanying notes to financial statements.


--------------------------------------------------------------------------------
6  RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE - 2009 ANNUAL REPORT

STATEMENTS OF OPERATIONS

                                                                                          LAZARD
                                                GS VIT                      LAZARD        RETIRE
                                                STRUCTD       JPM INS       RETIRE         U.S.       LVIP BARON
                                               U.S. EQ,     TRUST U.S.     INTL EQ,     STRATEGIC,     GRO OPP,
PERIOD ENDED DEC. 31, 2009 (CONTINUED)           INST       EQ, CL 1(1)      SERV          SERV         SERV CL

INVESTMENT INCOME
Dividend income                                   $   128       $    --       $    18      $     15       $    --
Variable account expenses                              66            57            13            19           147
-----------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                        62           (57)            5            (4)         (147)
=======================================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of
investments:
  Proceeds from sales                               9,830         5,326         2,745         1,601        19,038
  Cost of investments sold                         11,680         4,367         3,235         2,277        19,967
-----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
investments                                        (1,850)          959          (490)         (676)         (929)
Distributions from capital gains                       --            --            --            --            --
Net change in unrealized appreciation or
depreciation of investments                         3,291         1,728           920         1,112         6,147
-----------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                      1,441         2,687           430           436         5,218
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                         $ 1,503       $ 2,630       $   435      $    432       $ 5,071
=======================================================================================================================
(1) For the period April 24, 2009 (commencement of operations) to Dec. 31, 2009.

                                                  MFS           MFS           MFS         PUT VT        PUT VT
                                               NEW DIS,      RESEARCH,    UTILITIES,    GRO & INC,     INTL EQ,
YEAR ENDED DEC. 31, 2009 (CONTINUED)            INIT CL       INIT CL       INIT CL        CL IB         CL IB

INVESTMENT INCOME
Dividend income                                   $    --       $   204       $ 4,883      $    761       $    --
Variable account expenses                             748           122           873           230           110
-----------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                      (748)           82         4,010           531          (110)
=======================================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of
investments:
  Proceeds from sales                              33,351         3,494        39,762        22,266         7,239
  Cost of investments sold                         37,588         3,864        39,213        32,464         9,978
-----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
investments                                        (4,237)         (370)          549       (10,198)       (2,739)
Distributions from capital gains                       --            --            --            --            --
Net change in unrealized appreciation or
depreciation of investments                        46,251         3,832        23,925        16,710         5,601
-----------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                     42,014         3,462        24,474         6,512         2,862
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                         $41,266       $ 3,544       $28,484      $  7,043       $ 2,752
=======================================================================================================================

                                                PUT VT         ROYCE         ROYCE        RVS VP        RVS VP
                                               INTL GRO,    MICRO-CAP,      SM-CAP,        BAL,       CASH MGMT,
YEAR ENDED DEC. 31, 2009 (CONTINUED)             CL IB       INVEST CL     INVEST CL       CL 3          CL 3

INVESTMENT INCOME
Dividend income                                   $   208       $    --       $    --      $     --       $     8
Variable account expenses                             110           300            75           121           111
-----------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                        98          (300)          (75)         (121)         (103)
=======================================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of
investments:
  Proceeds from sales                              11,028        30,515         9,123         8,951        10,607
  Cost of investments sold                          9,048        36,145        10,930        11,150        10,604
-----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
investments                                         1,980        (5,630)       (1,807)       (2,199)            3
Distributions from capital gains                       --            --            --            --            --
Net change in unrealized appreciation or
depreciation of investments                         2,184        21,100         3,971         5,134            10
-----------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                      4,164        15,470         2,164         2,935            13
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                         $ 4,262       $15,170       $ 2,089      $  2,814       $   (90)
=======================================================================================================================




See accompanying notes to financial statements.


--------------------------------------------------------------------------------
 RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE - 2009 ANNUAL REPORT  7

STATEMENTS OF OPERATIONS

                                                                                                         RVS VP
                                                 RVS VP        RVS VP        RVS VP        RVS VP         SHORT
                                                DIV BOND,    DIV EQ INC,     DYN EQ,      HI YIELD    DURATION, CL
YEAR ENDED DEC. 31, 2009 (CONTINUED)              CL 3          CL 3          CL 3       BOND, CL 3         3

INVESTMENT INCOME
Dividend income                                    $ 2,141       $    --       $    --       $ 2,447          $182
Variable account expenses                              438            61           171           219            52
------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                      1,703           (61)         (171)        2,228           130
========================================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of
investments:
  Proceeds from sales                               42,875         6,652         9,069        12,595           969
  Cost of investments sold                          41,574         8,905        13,109        12,978           981
------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
investments                                          1,301        (2,253)       (4,040)         (383)          (12)
Distributions from capital gains                        --            --            --            --            --
Net change in unrealized appreciation or
depreciation of investments                          3,652         3,557         8,282         8,451           142
------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                       4,953         1,304         4,242         8,068           130
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                          $ 6,656       $ 1,243       $ 4,071       $10,296          $260
========================================================================================================================




                                                         SEL VP        SEL VP
                                                          GRO,       SM CAP VAL,     WANGER        WANGER
YEAR ENDED DEC. 31, 2009 (CONTINUED)                      CL 3          CL 3          INTL           USA

INVESTMENT INCOME
Dividend income                                             $   --        $   --       $   618       $    --
Variable account expenses                                       77            49           157           171
------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                (77)          (49)          461          (171)
==================================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of investments:
  Proceeds from sales                                        7,405           933        11,814        26,587
  Cost of investments sold                                   8,336         1,310        12,417        28,775
------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments              (931)         (377)         (603)       (2,188)
Distributions from capital gains                                --            --            --            --
Net change in unrealized appreciation or
depreciation of investments                                  3,718         2,320         7,149         8,853
------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                               2,787         1,943         6,546         6,665
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                  $2,710        $1,894       $ 7,007       $ 6,494
==================================================================================================================



See accompanying notes to financial statements.


--------------------------------------------------------------------------------
8  RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE - 2009 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                                 INVESCO VI   INVESCO VI   INVESCO VI        AB VPS          AB VPS
                                                  CAP APPR,    CAP DEV,     CORE EQ,    GLOBAL THEMATIC   INTER BOND,
YEAR ENDED DEC. 31, 2009                            SER I        SER I        SER I        GRO, CL B          CL B

OPERATIONS
Investment income (loss) -- net                   $   (260)     $  (312)    $    343        $    (93)       $   312
Net realized gain (loss) on sales of
  investments                                       (3,991)      (1,862)      (1,501)            616            (61)
Distributions from capital gains                        --           --           --              --             --
Net change in unrealized appreciation or
  depreciation of investments                       14,725       14,699       15,202           4,176          1,707
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                   10,474       12,525       14,044           4,699          1,958
===========================================================================================================================


CONTRACT TRANSACTIONS
Contract purchase payments                          11,114        5,752        8,134           1,976          1,462
Net transfers(1)                                     1,645           --          238            (199)            12
Transfers for policy loans                            (102)         (42)      (1,032)             --             (5)
Policy charges                                      (4,901)      (2,660)      (4,146)         (1,084)        (1,016)
Contract terminations:
    Surrender benefits                             (32,514)      (6,314)     (21,541)         (9,889)        (1,897)
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions     (24,758)      (3,264)     (18,347)         (9,196)        (1,444)
---------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                     55,973       29,132       53,497           9,981         11,300
---------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                         $ 41,689      $38,393     $ 49,194        $  5,484        $11,814
===========================================================================================================================


ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year             110,854       32,728       66,470          30,238          9,124
Contract purchase payments                          21,765        5,824        9,711           5,161          1,103
Net transfers(1)                                     3,125           --          261            (407)            11
Transfers for policy loans                            (199)         (45)      (1,177)             --             (5)
Policy charges                                      (9,544)      (2,649)      (4,914)         (2,811)          (765)
Contract terminations:
    Surrender benefits                             (57,194)      (5,293)     (22,278)        (21,234)        (1,324)
---------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                    68,807       30,565       48,073          10,947          8,144
===========================================================================================================================



 (1)Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
 RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE - 2009 ANNUAL REPORT  9

STATEMENTS OF CHANGES IN NET ASSETS

                                                         AB VPS         CS        FID VIP     FID VIP    FID VIP
                                                      LG CAP GRO,    U.S. EQ    GRO & INC,   MID CAP,   OVERSEAS,
PERIOD ENDED DEC. 31, 2009 (CONTINUED)                    CL B      FLEX I(2)     SERV CL     SERV CL    SERV CL

OPERATIONS
Investment income (loss) -- net                         $    (67)     $   (6)    $    (36)   $   (588)   $   (115)
Net realized gain (loss) on sales of investments           1,115           2       (4,923)     (6,442)     (4,586)
Distributions from capital gains                              --          --           --         729          54
Net change in unrealized appreciation or
  depreciation of investments                              1,491         230       10,729      60,227      10,799
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                               2,539         226        5,770      53,926       6,152
=======================================================================================================================


CONTRACT TRANSACTIONS
Contract purchase payments                                 1,665         111        3,253      24,374       1,070
Net transfers(1)                                              29       2,816          394      (2,885)        323
Transfers for policy loans                                    (5)         --         (571)       (459)       (484)
Policy charges                                              (810)        (37)      (2,436)    (14,420)     (1,929)
Contract terminations:
    Surrender benefits                                    (7,429)         --      (18,741)    (39,543)    (33,239)
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions            (6,550)      2,890      (18,101)    (32,933)    (34,259)
-----------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                            6,900          --       23,507     140,006      33,115
-----------------------------------------------------------------------------------------------------------------------
Net assets at end of year                               $  2,889      $3,116     $ 11,176    $160,999    $  5,008
=======================================================================================================================


ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                    15,263          --       36,260      80,302      50,283
Contract purchase payments                                 3,365         105        4,853      12,565       1,646
Net transfers(1)                                              55       2,803          543      (1,763)        506
Transfers for policy loans                                   (11)         --         (786)       (259)       (734)
Policy charges                                            (1,657)        (36)      (3,595)     (7,368)     (2,930)
Contract terminations:
    Surrender benefits                                   (12,314)         --      (23,596)    (16,928)    (42,703)
-----------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                           4,701       2,872       13,679      66,549       6,068
=======================================================================================================================



 (1)Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life's fixed account.
 (2)For the period Oct. 2, 2009 (commencement of operations) to Dec. 31, 2009.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
10  RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE - 2009 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                                     FTVIPT            FTVIPT          FTVIPT      GS VIT        GS VIT
                                                  FRANK GLOBAL         MUTUAL         TEMP FOR   STRATEGIC     STRATEGIC
YEAR ENDED DEC. 31, 2009 (CONTINUED)             REAL EST, CL 2   SHARES SEC, CL 2   SEC, CL 2   GRO, INST   INTL EQ, INST

OPERATIONS
Investment income (loss) -- net                     $  2,301           $    45        $    56     $   (27)       $   29
Net realized gain (loss) on sales of
  investments                                        (13,015)               --            (44)        600          (160)
Distributions from capital gains                          --                --             96          --            --
Net change in unrealized appreciation or
  depreciation of investments                         13,779               884            639       1,585           834
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                      3,065               929            747       2,158           703
================================================================================================================================


CONTRACT TRANSACTIONS
Contract purchase payments                             2,718               443            134       1,081           227
Net transfers(1)                                       2,027               173             --         (59)           95
Transfers for policy loans                               (57)               --             --        (349)           --
Policy charges                                        (1,668)             (319)           (56)       (724)         (278)
Contract terminations:
    Surrender benefits                               (12,526)           (1,549)        (2,975)     (2,153)          (52)
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions        (9,506)           (1,252)        (2,897)     (2,204)           (8)
--------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                       20,992             3,907          2,150       4,800         2,565
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                           $ 14,551           $ 3,584        $    --     $ 4,754        $3,260
================================================================================================================================


ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                16,362             3,448          1,874       8,899         3,961
Contract purchase payments                             2,314               374            107       1,740           333
Net transfers(1)                                       1,642               146             --         (97)          141
Transfers for policy loans                               (54)               --             --        (565)           --
Policy charges                                        (1,406)             (271)           (45)     (1,149)         (399)
Contract terminations:
    Surrender benefits                                (9,241)           (1,165)        (1,936)     (2,808)          (89)
--------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                       9,617             2,532             --       6,020         3,947
================================================================================================================================



 (1)Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE - 2009 ANNUAL REPORT  11

STATEMENTS OF CHANGES IN NET ASSETS

                                                     GS VIT        JPM INS     LAZARD RETIRE    LAZARD RETIRE    LVIP BARON
                                                    STRUCTD       TRUST U.S.      INTL EQ,     U.S. STRATEGIC,    GRO OPP,
PERIOD ENDED DEC. 31, 2009 (CONTINUED)           U.S. EQ, INST   EQ, CL 1(2)        SERV             SERV          SERV CL

OPERATIONS
Investment income (loss) -- net                     $     62       $   (57)       $     5          $    (4)       $   (147)
Net realized gain (loss) on sales of
  investments                                         (1,850)          959           (490)            (676)           (929)
Distributions from capital gains                          --            --             --               --              --
Net change in unrealized appreciation or
  depreciation of investments                          3,291         1,728            920            1,112           6,147
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                      1,503         2,630            435              432           5,071
=================================================================================================================================


CONTRACT TRANSACTIONS
Contract purchase payments                             1,019           874          1,047              424           2,694
Net transfers(1)                                         111         8,838            172               --              44
Transfers for policy loans                                --            --             --               --             (50)
Policy charges                                          (919)         (537)          (555)            (136)         (1,794)
Contract terminations:
    Surrender benefits                                (9,027)       (4,863)        (2,229)          (1,453)        (17,837)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions        (8,816)        4,312         (1,565)          (1,165)        (16,943)
---------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                        7,387            --          1,233            2,605          17,728
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                           $     74       $ 6,942        $   103          $ 1,872        $  5,856
=================================================================================================================================


ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                11,370            --          1,504            3,378          16,148
Contract purchase payments                             1,493           755          1,252              540           2,294
Net transfers(1)                                         183         8,919            242               --              70
Transfers for policy loans                                --            --             --               --             (46)
Policy charges                                        (1,412)         (459)          (691)            (172)         (1,503)
Contract terminations:
    Surrender benefits                               (11,634)       (3,995)        (2,307)          (1,815)        (13,071)
---------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                          --         5,220             --            1,931           3,892
=================================================================================================================================



 (1)Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life's fixed account.
 (2)For the period April 24, 2009 (commencement of operations) to Dec. 31, 2009.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
12  RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE - 2009 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                                           MFS        MFS          MFS        PUT VT      PUT VT
                                                        NEW DIS,   RESEARCH,   UTILITIES,   GRO & INC,   INTL EQ,
YEAR ENDED DEC. 31, 2009 (CONTINUED)                     INIT CL    INIT CL      INIT CL       CL IB       CL IB

OPERATIONS
Investment income (loss) -- net                         $   (748)   $    82     $  4,010     $    531     $  (110)
Net realized gain (loss) on sales of investments          (4,237)      (370)         549      (10,198)     (2,739)
Distributions from capital gains                              --         --           --           --          --
Net change in unrealized appreciation or depreciation
  of investments                                          46,251      3,832       23,925       16,710       5,601
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                              41,266      3,544       28,484        7,043       2,752
=======================================================================================================================


CONTRACT TRANSACTIONS
Contract purchase payments                                12,788      1,694       12,590        3,013       1,586
Net transfers(1)                                          (1,224)        16          118          152         173
Transfers for policy loans                                  (294)      (239)        (301)        (284)       (126)
Policy charges                                            (6,249)    (1,527)      (6,879)      (1,919)     (1,192)
Contract terminations:
    Surrender benefits                                   (26,955)    (1,879)     (31,825)     (20,672)     (5,960)
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions           (21,934)    (1,935)     (26,297)     (19,710)     (5,519)
-----------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                           67,316     13,454       90,025       26,214      13,226
-----------------------------------------------------------------------------------------------------------------------
Net assets at end of year                               $ 86,648    $15,063     $ 92,212     $ 13,547     $10,459
=======================================================================================================================


ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                   107,380     21,424       77,849       38,680      20,027
Contract purchase payments                                17,542      2,543       10,317        4,303       2,409
Net transfers(1)                                          (1,551)        27          106          265         257
Transfers for policy loans                                  (394)      (367)        (253)        (409)       (188)
Policy charges                                            (8,277)    (2,277)      (5,522)      (2,724)     (1,794)
Contract terminations:
    Surrender benefits                                   (29,232)    (2,809)     (22,098)     (24,578)     (7,887)
-----------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                          85,468     18,541       60,399       15,537      12,824
=======================================================================================================================



 (1)Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE - 2009 ANNUAL REPORT  13

STATEMENTS OF CHANGES IN NET ASSETS

                                                         PUT VT       ROYCE       ROYCE      RVS VP     RVS VP
                                                       INTL GRO,   MICRO-CAP,    SM-CAP,      BAL,    CASH MGMT,
YEAR ENDED DEC. 31, 2009 (CONTINUED)                     CL IB      INVEST CL   INVEST CL     CL 3       CL 3

OPERATIONS
Investment income (loss) -- net                         $     98    $   (300)    $   (75)   $  (121)    $  (103)
Net realized gain (loss) on sales of investments           1,980      (5,630)     (1,807)    (2,199)          3
Distributions from capital gains                              --          --          --         --          --
Net change in unrealized appreciation or depreciation
  of investments                                           2,184      21,100       3,971      5,134          10
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                               4,262      15,170       2,089      2,814         (90)
======================================================================================================================


CONTRACT TRANSACTIONS
Contract purchase payments                                 1,145       6,887       1,843        667       1,865
Net transfers(1)                                              53      (2,539)     (2,158)       (62)       (691)
Transfers for policy loans                                  (282)       (107)       (655)      (255)         --
Policy charges                                            (1,285)     (4,154)       (777)    (1,088)     (1,293)
Contract terminations:
    Surrender benefits                                    (9,635)    (25,683)     (5,508)    (7,547)     (8,317)
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions           (10,004)    (25,596)     (7,255)    (8,285)     (8,436)
----------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                           13,249      31,931       9,989     15,337      14,644
----------------------------------------------------------------------------------------------------------------------
Net assets at end of year                               $  7,507    $ 21,505     $ 4,823    $ 9,866     $ 6,118
======================================================================================================================


ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                    25,623      18,933       4,970     19,584      12,847
Contract purchase payments                                 2,094       3,595         878        801       1,641
Net transfers(1)                                             114      (1,523)     (1,253)       (88)       (606)
Transfers for policy loans                                  (512)        (66)       (279)      (315)         --
Policy charges                                            (2,354)     (2,138)       (370)    (1,330)     (1,138)
Contract terminations:
    Surrender benefits                                   (14,372)    (10,660)     (2,155)    (8,419)     (7,336)
----------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                          10,593       8,141       1,791     10,233       5,408
======================================================================================================================



 (1)Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
14  RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE - 2009 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                                       RVS VP       RVS VP      RVS VP      RVS VP         RVS VP
                                                     DIV BOND,   DIV EQ INC,    DYN EQ,    HI YIELD         SHORT
YEAR ENDED DEC. 31, 2009 (CONTINUED)                    CL 3         CL 3        CL 3     BOND, CL 3   DURATION, CL 3

OPERATIONS
Investment income (loss) -- net                       $  1,703     $   (61)    $   (171)   $  2,228        $  130
Net realized gain (loss) on sales of investments         1,301      (2,253)      (4,040)       (383)          (12)
Distributions from capital gains                            --          --           --          --            --
Net change in unrealized appreciation or
  depreciation of investments                            3,652       3,557        8,282       8,451           142
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                        6,656       1,243        4,071      10,296           260
===========================================================================================================================


CONTRACT TRANSACTIONS
Contract purchase payments                               6,996         930        2,646       1,899           814
Net transfers(1)                                        (5,142)     (1,524)         499      (1,336)           --
Transfers for policy loans                                (824)       (116)        (624)         --            --
Policy charges                                          (4,644)       (989)      (1,894)     (1,976)         (468)
Contract terminations:
    Surrender benefits                                 (34,999)     (4,079)      (8,026)     (9,668)         (661)
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions         (38,613)     (5,778)      (7,399)    (11,081)         (315)
---------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                         55,662       9,175       19,947      21,859         5,556
---------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                             $ 23,705     $ 4,640     $ 16,619    $ 21,074        $5,501
===========================================================================================================================


ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                  45,785       8,173       40,182      23,174         4,630
Contract purchase payments                               5,416         821        5,351       1,644           661
Net transfers(1)                                        (4,114)     (1,723)         992      (1,101)           --
Transfers for policy loans                                (624)       (109)      (1,285)         --            --
Policy charges                                          (3,610)       (876)      (3,790)     (1,676)         (380)
Contract terminations:
    Surrender benefits                                 (25,693)     (3,014)     (14,241)     (7,388)         (527)
---------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                        17,160       3,272       27,209      14,653         4,384
===========================================================================================================================



 (1)Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE - 2009 ANNUAL REPORT  15

STATEMENTS OF CHANGES IN NET ASSETS

                                                                SEL VP       SEL VP
                                                                 GRO,     SM CAP VAL,    WANGER    WANGER
YEAR ENDED DEC. 31, 2009 (CONTINUED)                             CL 3         CL 3        INTL       USA

OPERATIONS
Investment income (loss) -- net                                $    (77)     $  (49)    $   461   $   (171)
Net realized gain (loss) on sales of investments                   (931)       (377)       (603)    (2,188)
Distributions from capital gains                                     --          --          --         --
Net change in unrealized appreciation or depreciation of
  investments                                                     3,718       2,320       7,149      8,853
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                      2,710       1,894       7,007      6,494
================================================================================================================


CONTRACT TRANSACTIONS
Contract purchase payments                                          964         253       2,380      2,417
Net transfers(1)                                                     55          87      (1,336)        71
Transfers for policy loans                                         (222)         --         (61)      (221)
Policy charges                                                   (1,029)       (289)     (1,378)    (1,985)
Contract terminations:
    Surrender benefits                                           (6,207)       (506)     (9,166)   (24,721)
----------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                   (6,439)       (455)     (9,561)   (24,439)
----------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                   9,379       4,905      18,233     22,238
----------------------------------------------------------------------------------------------------------------
Net assets at end of year                                      $  5,650      $6,344     $15,679   $  4,293
================================================================================================================


ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                           26,578       5,259      21,559     24,773
Contract purchase payments                                        2,514         235       2,532      2,566
Net transfers(1)                                                    155         154      (1,838)       123
Transfers for policy loans                                         (576)         --         (59)      (235)
Policy charges                                                   (2,666)       (283)     (1,452)    (2,090)
Contract terminations:
    Surrender benefits                                          (14,212)       (455)     (8,251)   (21,745)
----------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                                 11,793       4,910      12,491      3,392
================================================================================================================



 (1)Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
16  RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE - 2009 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                                 INVESCO VI   INVESCO VI   INVESCO VI        AB VPS          AB VPS
                                                  CAP APPR,    CAP DEV,     CORE EQ,    GLOBAL THEMATIC   INTER BOND,
YEAR ENDED DEC. 31, 2008                            SER I        SER I        SER I        GRO, CL B          CL B

OPERATIONS
Investment income (loss) -- net                   $   (732)    $   (409)    $    849        $  (130)        $   531
Net realized gain (loss) on sales of
  investments                                          962         (530)         729              3            (388)
Distributions from capital gains                        --        5,986           --             --              --
Net change in unrealized appreciation or
  depreciation of investments                      (43,248)     (32,706)     (26,343)        (8,885)         (1,201)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                  (43,018)     (27,659)     (24,765)        (9,012)         (1,058)
===========================================================================================================================


CONTRACT TRANSACTIONS
Contract purchase payments                          15,040        6,381        9,749          2,684           1,546
Net transfers(1)                                     1,360          201         (662)           331            (304)
Transfers for policy loans                            (714)      (1,323)     (17,232)            --            (622)
Policy charges                                      (6,498)      (3,505)      (4,374)        (1,314)         (1,019)
Contract terminations:
    Surrender benefits                             (13,684)      (3,974)      (3,746)        (1,146)         (1,605)
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions      (4,496)      (2,220)     (16,265)           555          (2,004)
---------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                    103,487       59,011       94,527         18,438          14,362
---------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                         $ 55,973     $ 29,132     $ 53,497        $ 9,981         $11,300
===========================================================================================================================


ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year             116,811       34,805       81,312         29,082          10,735
Contract purchase payments                          21,807        4,991        9,740          5,652           1,191
Net transfers(1)                                     2,254          181         (700)           985            (250)
Transfers for policy loans                          (1,026)        (904)     (16,055)            --            (518)
Policy charges                                      (9,473)      (2,666)      (4,364)        (2,814)           (788)
Contract terminations:
    Surrender benefits                             (19,519)      (3,679)      (3,463)        (2,667)         (1,246)
---------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                   110,854       32,728       66,470         30,238           9,124
===========================================================================================================================



 (1)Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE - 2009 ANNUAL REPORT  17

STATEMENTS OF CHANGES IN NET ASSETS

                                                       AB VPS       FID VIP     FID VIP     FID VIP        FTVIPT
                                                    LG CAP GRO,   GRO & INC,    MID CAP,   OVERSEAS,    FRANK GLOBAL
YEAR ENDED DEC. 31, 2008 (CONTINUED)                    CL B        SERV CL     SERV CL     SERV CL    REAL EST, CL 2

OPERATIONS
Investment income (loss) -- net                       $  (125)     $     72    $  (1,126)   $    716      $     39
Net realized gain (loss) on sales of investments       (1,888)         (584)      (1,503)        882        (2,193)
Distributions from capital gains                           --         3,865       34,947       9,602         8,436
Net change in unrealized appreciation or
  depreciation of investments                          (5,385)      (20,848)    (128,355)    (44,911)      (22,288)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                      (7,398)      (17,495)     (96,037)    (33,711)      (16,006)
===========================================================================================================================


CONTRACT TRANSACTIONS
Contract purchase payments                              1,740         4,043       27,500       1,802         3,938
Net transfers(1)                                           23            74         (789)        207         2,876
Transfers for policy loans                             (3,957)       (3,193)      (6,813)    (31,495)         (788)
Policy charges                                           (881)       (2,703)     (17,002)     (2,462)       (2,514)
Contract terminations:
    Surrender benefits                                     --        (1,063)     (18,205)         --        (2,278)
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions         (3,075)       (2,842)     (15,309)    (31,948)        1,234
---------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                        17,373        43,844      251,352      98,774        35,764
---------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                             $ 6,900      $ 23,507    $ 140,006    $ 33,115      $ 20,992
===========================================================================================================================


ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                 22,920        39,025       86,425      83,439        15,915
Contract purchase payments                              2,874         4,470       11,662       2,085         2,265
Net transfers(1)                                           24            89         (228)        296         1,489
Transfers for policy loans                             (9,064)       (3,289)      (2,754)    (32,815)         (383)
Policy charges                                         (1,491)       (3,057)      (7,205)     (2,722)       (1,374)
Contract terminations:
    Surrender benefits                                     --          (978)      (7,598)         --        (1,550)
---------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                       15,263        36,260       80,302      50,283        16,362
===========================================================================================================================



 (1)Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
18  RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE - 2009 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                                       FTVIPT          FTVIPT      GS VIT        GS VIT          GS VIT
                                                       MUTUAL         TEMP FOR   STRATEGIC     STRATEGIC        STRUCTD
YEAR ENDED DEC. 31, 2008 (CONTINUED)              SHARES SEC, CL 2   SEC, CL 2   GRO, INST   INTL EQ, INST   U.S. EQ, INST

OPERATIONS
Investment income (loss) -- net                        $   218        $    43     $   (152)     $    81         $    72
Net realized gain (loss) on sales of investments        (2,313)             9         (349)         (29)           (130)
Distributions from capital gains                           429            284           --          225              92
Net change in unrealized appreciation or
  depreciation of investments                           (2,959)        (1,803)      (6,382)      (2,522)         (4,727)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                       (4,625)        (1,467)      (6,883)      (2,245)         (4,693)
================================================================================================================================


CONTRACT TRANSACTIONS
Contract purchase payments                                 751            134        1,967          214              --
Net transfers(1)                                           213             --         (156)          17             223
Transfers for policy loans                              (3,602)            --       (5,919)          --              --
Policy charges                                            (356)           (58)        (946)        (275)           (979)
Contract terminations:
    Surrender benefits                                      --             --       (8,782)          --              --
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions          (2,994)            76      (13,836)         (44)           (756)
--------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                         11,526          3,541       25,519        4,854          12,836
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                              $ 3,907        $ 2,150     $  4,800      $ 2,565         $ 7,387
================================================================================================================================


ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                   6,340          1,824       27,310        4,015          12,333
Contract purchase payments                                 538             87        2,505          240              --
Net transfers(1)                                           113             --         (150)          14             230
Transfers for policy loans                              (3,299)            --       (9,283)          --              --
Policy charges                                            (244)           (37)      (1,222)        (308)         (1,193)
Contract terminations:
    Surrender benefits                                      --             --      (10,261)          --              --
--------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                         3,448          1,874        8,899        3,961          11,370
================================================================================================================================



 (1)Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE - 2009 ANNUAL REPORT  19

STATEMENTS OF CHANGES IN NET ASSETS

                                                  LAZARD RETIRE    LAZARD RETIRE    LVIP BARON      MFS        MFS
                                                     INTL EQ,     U.S. STRATEGIC,    GRO OPP,    NEW DIS,   RESEARCH,
YEAR ENDED DEC. 31, 2008 (CONTINUED)                   SERV             SERV          SERV CL     INIT CL    INIT CL

OPERATIONS
Investment income (loss) -- net                       $    4          $    (2)       $   (217)   $   (875)   $   (67)
Net realized gain (loss) on sales of investments        (220)             (44)            (94)     (3,956)       201
Distributions from capital gains                           7               --           1,298      20,062         --
Net change in unrealized appreciation or
  depreciation of investments                           (708)          (1,322)        (12,509)    (60,126)    (7,923)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                       (917)          (1,368)        (11,522)    (44,895)    (7,789)
===========================================================================================================================


CONTRACT TRANSACTIONS
Contract purchase payments                                --              585           3,450      15,494      2,141
Net transfers(1)                                          19               --             974         737        (27)
Transfers for policy loans                                --               --          (1,602)     (1,126)       (44)
Policy charges                                          (593)            (183)         (2,065)     (6,460)    (1,702)
Contract terminations:
    Surrender benefits                                    --               --            (830)    (13,054)      (779)
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions          (574)             402             (73)     (4,409)      (411)
---------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                        2,724            3,571          29,323     116,620     21,654
---------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                             $1,233          $ 2,605        $ 17,728    $ 67,316    $13,454
===========================================================================================================================


ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                 2,084            2,970          16,110     111,851     21,842
Contract purchase payments                                --              595           2,349      18,233      2,657
Net transfers(1)                                          16               --             867       1,150        (27)
Transfers for policy loans                                --               --            (985)     (1,431)       (36)
Policy charges                                          (596)            (187)         (1,391)     (7,685)    (2,127)
Contract terminations:
    Surrender benefits                                    --               --            (802)    (14,738)      (885)
---------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                       1,504            3,378          16,148     107,380     21,424
===========================================================================================================================



 (1)Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
20  RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE - 2009 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                                            MFS        PUT VT      PUT VT      PUT VT       ROYCE
                                                        UTILITIES,   GRO & INC,   INTL EQ,   INTL GRO,   MICRO-CAP,
YEAR ENDED DEC. 31, 2008 (CONTINUED)                      INIT CL       CL IB       CL IB      CL IB      INVEST CL

OPERATIONS
Investment income (loss) -- net                          $    793     $    408    $    221    $     87    $    862
Net realized gain (loss) on sales of investments            1,688       (1,135)       (325)      5,198      (1,138)
Distributions from capital gains                           19,932        6,093       2,969          --       5,445
Net change in unrealized appreciation or depreciation
  of investments                                          (78,996)     (21,627)    (13,108)    (17,176)    (30,595)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                              (56,583)     (16,261)    (10,243)    (11,891)    (25,426)
=========================================================================================================================


CONTRACT TRANSACTIONS
Contract purchase payments                                 12,549        3,896       1,986       1,598       7,696
Net transfers(1)                                             (981)       1,348         245         291       1,578
Transfers for policy loans                                 (4,925)         (76)        (37)    (13,868)     (1,903)
Policy charges                                             (7,465)      (2,134)     (1,336)     (1,410)     (5,530)
Contract terminations:
    Surrender benefits                                     (1,653)      (1,702)       (921)       (411)     (3,963)
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions             (2,475)       1,332         (63)    (13,800)     (2,122)
-------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                           149,083       41,143      23,532      38,940      59,479
-------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                $ 90,025     $ 26,214    $ 13,226    $ 13,249    $ 31,931
=========================================================================================================================


ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                     79,632       36,883      19,795      42,922      19,828
Contract purchase payments                                  8,264        4,521       2,229       2,327       3,163
Net transfers(1)                                             (519)       1,526         352         488         885
Transfers for policy loans                                 (3,128)         (86)        (28)    (17,571)       (708)
Policy charges                                             (4,950)      (2,467)     (1,482)     (2,027)     (2,261)
Contract terminations:
    Surrender benefits                                     (1,450)      (1,697)       (839)       (516)     (1,974)
-------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                           77,849       38,680      20,027      25,623      18,933
=========================================================================================================================



 (1)Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE - 2009 ANNUAL REPORT  21

STATEMENTS OF CHANGES IN NET ASSETS

                                                        ROYCE      RVS VP      RVS VP       RVS VP       RVS VP
                                                       SM-CAP,      BAL,     CASH MGMT,   DIV BOND,   DIV EQ INC,
YEAR ENDED DEC. 31, 2008 (CONTINUED)                  INVEST CL     CL 3        CL 3         CL 3         CL 3

OPERATIONS
Investment income (loss) -- net                        $   (35)   $   (122)    $   243     $   (260)    $  (118)
Net realized gain (loss) on sales of investments          (465)     (1,415)         (2)          31        (506)
Distributions from capital gains                         1,123       2,110          --           --       1,385
Net change in unrealized appreciation or
  depreciation of investments                           (4,672)     (8,167)         (4)      (4,561)     (8,142)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                            (4,049)     (7,594)        237       (4,790)     (7,381)
=======================================================================================================================


CONTRACT TRANSACTIONS
Contract purchase payments                               3,060       1,702       2,305        7,992       1,430
Net transfers(1)                                            40          25      (3,311)      (5,820)        226
Transfers for policy loans                              (1,431)    (12,490)         --      (13,105)       (149)
Policy charges                                          (1,563)     (1,198)     (1,463)      (5,440)     (1,428)
Contract terminations:
    Surrender benefits                                  (1,190)       (277)     (1,280)      (3,708)     (2,205)
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions          (1,084)    (12,238)     (3,749)     (20,081)     (2,126)
-----------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                         15,122      35,169      18,156       80,533      18,682
-----------------------------------------------------------------------------------------------------------------------
Net assets at end of year                              $ 9,989    $ 15,337     $14,644     $ 55,662     $ 9,175
=======================================================================================================================


ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                   5,430      31,191      16,142       61,503       9,819
Contract purchase payments                               1,167       1,868       2,032        6,300         940
Net transfers(1)                                            13          16      (2,910)      (4,713)        141
Transfers for policy loans                                (518)    (11,968)         --      (10,074)        (85)
Policy charges                                            (601)     (1,253)     (1,289)      (4,301)       (940)
Contract terminations:
    Surrender benefits                                    (521)       (270)     (1,128)      (2,930)     (1,702)
-----------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                         4,970      19,584      12,847       45,785       8,173
=======================================================================================================================



 (1)Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
22  RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE - 2009 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                                      RVS VP      RVS VP         RVS VP        SEL VP       SEL VP
                                                      DYN EQ,    HI YIELD         SHORT         GRO,     SM CAP VAL,
YEAR ENDED DEC. 31, 2008 (CONTINUED)                   CL 3     BOND, CL 3   DURATION, CL 3     CL 3         CL 3

OPERATIONS
Investment income (loss) -- net                      $   (192)    $  (170)       $  (43)      $    (84)    $   (53)
Net realized gain (loss) on sales of investments       (1,103)       (249)          (12)         1,015        (105)
Distributions from capital gains                        2,934          --            --             --         652
Net change in unrealized appreciation or
  depreciation of investments                         (16,486)     (7,157)         (145)       (10,625)     (3,320)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                     (14,847)     (7,576)         (200)        (9,694)     (2,826)
==========================================================================================================================


CONTRACT TRANSACTIONS
Contract purchase payments                              3,397       2,653           824          1,371         661
Net transfers(1)                                          350        (683)           --            264         364
Transfers for policy loans                                (14)         --            --        (12,123)         --
Policy charges                                         (2,003)     (1,830)         (427)        (1,090)       (269)
Contract terminations:
    Surrender benefits                                 (2,156)       (285)           --           (648)         --
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions           (426)       (145)          397        (12,226)        756
--------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                        35,220      29,580         5,359         31,299       6,975
--------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                            $ 19,947     $21,859        $5,556       $  9,379     $ 4,905
==========================================================================================================================


ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                 40,668      23,255         4,309         48,918       4,552
Contract purchase payments                              5,147       2,336           669          2,846         625
Net transfers(1)                                          535        (596)           --            539         304
Transfers for policy loans                                (20)         --            --        (21,848)         --
Policy charges                                         (2,980)     (1,592)         (348)        (2,212)       (222)
Contract terminations:
    Surrender benefits                                 (3,168)       (229)           --         (1,665)         --
--------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                       40,182      23,174         4,630         26,578       5,259
==========================================================================================================================



 (1)Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE - 2009 ANNUAL REPORT  23

STATEMENTS OF CHANGES IN NET ASSETS

                                                                             WANGER     WANGER
YEAR ENDED DEC. 31, 2008 (CONTINUED)                                          INTL        USA

OPERATIONS
Investment income (loss) -- net                                             $     18   $   (326)
Net realized gain (loss) on sales of investments                                (164)    (4,185)
Distributions from capital gains                                               4,015      4,474
Net change in unrealized appreciation or depreciation of investments         (19,964)   (17,518)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations              (16,095)   (17,555)
=====================================================================================================


CONTRACT TRANSACTIONS
Contract purchase payments                                                     3,891      3,388
Net transfers(1)                                                                (259)       871
Transfers for policy loans                                                      (151)    (3,542)
Policy charges                                                                (1,955)    (2,648)
Contract terminations:
    Surrender benefits                                                        (1,719)    (1,861)
-----------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                                  (193)    (3,792)
-----------------------------------------------------------------------------------------------------
Net assets at beginning of year                                               34,521     43,585
-----------------------------------------------------------------------------------------------------
Net assets at end of year                                                   $ 18,233   $ 22,238
=====================================================================================================


ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                                        22,007     29,023
Contract purchase payments                                                     3,313      2,802
Net transfers(1)                                                                (169)     1,013
Transfers for policy loans                                                      (128)    (4,052)
Policy charges                                                                (1,628)    (2,113)
Contract terminations:
    Surrender benefits                                                        (1,836)    (1,900)
-----------------------------------------------------------------------------------------------------
Units outstanding at end of year                                              21,559     24,773
=====================================================================================================



 (1)Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
24  RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE - 2009 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
1. ORGANIZATION
RiverSource Variable Life Account (the Account) was established under Indiana law as a segregated asset account of RiverSource Life Insurance Company (RiverSource Life). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act) and exists in accordance with the rules and regulations of the Indiana Department of Insurance.

The Account is used as a funding vehicle for RiverSource(R) Signature Variable Universal Life Insurance policies issued by RiverSource Life.

The Account is comprised of various divisions. Each division invests exclusively in shares of the following funds or portfolios (collectively, the Funds), which are registered under the 1940 Act as open-end management investment companies. The name of each Fund and the corresponding division name are provided below. Each division is comprised of subaccounts. Individual variable life insurance policies invest in subaccounts.

DIVISION                        FUND
-------------------------------------------------------------------------------------------------
Invesco VI Cap Appr, Ser I      Invesco V.I. Capital Appreciation Fund, Series I Shares
                                  (previously AIM V.I. Capital Appreciation Fund, Series I
                                  Shares)
Invesco VI Cap Dev, Ser I       Invesco V.I. Capital Development Fund, Series I Shares
                                  (previously AIM V.I. Capital Development Fund, Series I
                                  Shares)
Invesco VI Core Eq, Ser I       Invesco V.I. Core Equity Fund, Series I Shares
                                  (previously AIM V.I. Core Equity Fund, Series I Shares)
AB VPS Global Thematic Gro, Cl  AllianceBernstein VPS Global Thematic Growth Portfolio (Class B)
B                                 (previously AllianceBernstein VPS Global Technology Portfolio
                                  (Class B))
AB VPS Inter Bond, Cl B         AllianceBernstein VPS Intermediate Bond Portfolio (Class B)
AB VPS Lg Cap Gro, Cl B         AllianceBernstein VPS Large Cap Growth Portfolio (Class B)
CS U.S. Eq Flex I               Credit Suisse Trust - U.S. Equity Flex I Portfolio(1)
Fid VIP Gro & Inc, Serv Cl      Fidelity(R) VIP Growth & Income Portfolio Service Class
Fid VIP Mid Cap, Serv Cl        Fidelity(R) VIP Mid Cap Portfolio Service Class
Fid VIP Overseas, Serv Cl       Fidelity(R) VIP Overseas Portfolio Service Class
FTVIPT Frank Global Real Est,
Cl 2                            FTVIPT Franklin Global Real Estate Securities Fund - Class 2
FTVIPT Mutual Shares Sec, Cl 2  FTVIPT Mutual Shares Securities Fund - Class 2
FTVIPT Temp For Sec, Cl 2       FTVIPT Templeton Foreign Securities Fund - Class 2
GS VIT Strategic Gro, Inst      Goldman Sachs VIT Strategic Growth Fund - Institutional Shares
                                  (previously Goldman Sachs VIT Capital Growth
                                  Fund - Institutional Shares)
GS VIT Strategic Intl Eq, Inst  Goldman Sachs VIT Strategic International Equity
                                  Fund - Institutional Shares
GS VIT Structd U.S. Eq, Inst    Goldman Sachs VIT Structured U.S. Equity Fund - Institutional
                                  Shares
JPM Ins Trust U.S. Eq, Cl 1     JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1
                                  Shares(2)
Lazard Retire Intl Eq, Serv     Lazard Retirement International Equity Portfolio - Service Shares
Lazard Retire U.S. Strategic,   Lazard Retirement U.S. Strategic Equity Portfolio - Service
Serv                              Shares
LVIP Baron Gro Opp, Serv Cl     LVIP Baron Growth Opportunities Fund - Service Class
MFS New Dis, Init Cl            MFS(R) New Discovery Series - Initial Class
MFS Research, Init Cl           MFS(R) Research Series - Initial Class
MFS Utilities, Init Cl          MFS(R) Utilities Series - Initial Class
Put VT Gro & Inc, Cl IB         Putnam VT Growth and Income Fund - Class IB Shares
Put VT Intl Eq, Cl IB           Putnam VT International Equity Fund - Class IB Shares
Put VT Intl Gro, Cl IB          Putnam VT International Growth Fund - Class IB Shares
                                  (previously Putnam VT International New Opportunities
                                  Fund - Class IB Shares)
Royce Micro-Cap, Invest Cl      Royce Capital Fund - Micro-Cap Portfolio, Investment Class
Royce Sm-Cap, Invest Cl         Royce Capital Fund - Small-Cap Portfolio, Investment Class
RVS VP Bal, Cl 3                RVST RiverSource Variable Portfolio - Balanced Fund (Class 3)
RVS VP Cash Mgmt, Cl 3          RVST RiverSource Variable Portfolio - Cash Management Fund (Class
                                  3)
RVS VP Div Bond, Cl 3           RVST RiverSource Variable Portfolio - Diversified Bond Fund
                                  (Class 3)
RVS VP Div Eq Inc, Cl 3         RVST RiverSource Variable Portfolio - Diversified Equity Income
                                  Fund (Class 3)
RVS VP Dyn Eq, Cl 3             RVST RiverSource Variable Portfolio - Dynamic Equity Fund (Class
                                  3)
RVS VP Hi Yield Bond, Cl 3      RVST RiverSource Variable Portfolio - High Yield Bond Fund (Class
                                  3)
RVS VP Short Duration, Cl 3     RVST RiverSource Variable Portfolio - Short Duration U.S.
                                  Government Fund (Class 3)
Sel VP Gro, Cl 3                RVST Seligman Variable Portfolio - Growth Fund (Class 3)
Sel VP Sm Cap Val, Cl 3         RVST Seligman Variable Portfolio - Smaller-Cap Value Fund (Class
                                  3)
Wanger Intl                     Wanger International
Wanger USA                      Wanger USA
-------------------------------------------------------------------------------------------------



 (1)Credit Suisse Trust - U.S. Equity Flex III Portfolio reorganized into Credit Suisse Trust - U.S. Equity Flex I Portfolio on Oct. 2, 2009.
 (2)JPMorgan U.S. Large Cap Core Equity Portfolio merged into JPMorgan Insurance Trust Diversified Equity Portfolio on April 24, 2009. In addition, JPMorgan Insurance Trust Diversified Equity Portfolio changed its name to JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares.

The assets of each division of the Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by RiverSource Life.


--------------------------------------------------------------------------------
RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE - 2009 ANNUAL REPORT  25

RiverSource Life issues the policies that are distributed by banks and financial institutions either directly or through a network of third-party marketers.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
INVESTMENTS IN THE FUNDS
Investment transactions are accounted for on the date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Funds and are recorded as income by the divisions on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the division's share of the Funds' undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

The Account categorizes its fair value measurements according to a three-level hierarchy. This hierarchy prioritizes the inputs used by the Account to value investment securities. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

     Level 1 - Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

     Level 2 - Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

     Level 3 - Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The Funds in the Accounts have been assigned a Level 2 hierarchy, which indicates that the Funds are not considered to be active as there are few daily net asset values released publicly. Investments in shares of the Funds are stated at fair value which is the net asset value per share as determined by the respective Funds.

FEDERAL INCOME TAXES
RiverSource Life is taxed as a life insurance company. The Account is treated as part of RiverSource Life for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Account to the extent the earnings are credited under the policies. Based on this, no charge is being made currently to the Account for federal income taxes. RiverSource Life will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the policies.

SUBSEQUENT EVENTS
Management has evaluated Account related events and transactions that occurred during the period from the date of the Statements of Assets and Liabilities through the date of issuance of the Account's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Account's financial statements.

USE OF ESTIMATES
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those estimates.

3. VARIABLE ACCOUNT EXPENSES
RiverSource Life deducts a daily mortality and expense risk fee equal, on an annual basis, to 0.90% of the average daily net assets of each subaccount.

4. POLICY CHARGES
A monthly deduction is made for the cost of insurance and the policy fee. The cost of insurance for the policy month is determined on the monthly date by determining the net amount at risk, as of that day, and by then applying the cost of insurance rates to the net amount at risk which RiverSource Life is assuming for the succeeding month. The monthly deduction will be taken from the subaccounts as specified in the application for the policy.

An administrative charge is deducted each month to reimburse RiverSource Life for expenses incurred in administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners of policies.

RiverSource Life deducts a premium expense charge of 3% from each premium payment. It partially compensates RiverSource Life for expenses in distributing the policy, including the agents' compensation, advertising and printing the prospectus and

--------------------------------------------------------------------------------
26 RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE - 2009 ANNUAL REPORT sales literature. It also compensates RiverSource Life for paying taxes imposed by certain states and governmental subdivisions on premiums received by insurance companies.

Each month RiverSource Life deducts charges for any optional insurance benefits added to the policy by rider.

Additional information can be found in the product's prospectus.

5. SURRENDER CHARGES
RiverSource Life will use a surrender charge to help it recover certain expenses related to the issuance of the policy. Additional information regarding how the surrender charge is determined can be found in the product's prospectus. Such charges are not treated as a separate expense of the divisions as they are ultimately deducted from surrender benefits paid by RiverSource Life. Charges by RiverSource Life for surrenders are not identified on an individual division basis.

6. RELATED PARTY TRANSACTIONS
Management fees are paid indirectly to RiverSource Investments, LLC, an affiliate of RiverSource Life, in its capacity as investment manager for the RiverSource Variable Series Trust (RVST) funds. The Fund's Investment Management Services Agreement provides for a fee at a percentage of each Fund's average daily net assets on a tiered schedule that ranges from 0.790% to 0.150%.

For certain RVST funds, the management fee may be adjusted upward or downward by a performance incentive adjustment (PIA). The adjustment is based on a comparison of the performance of each Fund to an index of similar funds up to a maximum percentage of each Fund's average daily net assets after deducting 0.50% from the performance difference. If the performance difference is less than 0.50%, the adjustment will be zero. For RVST funds with PIA, the maximum adjustment is 0.08% or 0.12%.

The Funds have a Transfer Agency and Servicing Agreement with RiverSource Service Corporation, an affiliate of RiverSource Life. The fee under this agreement is uniform for all RVST funds at an annual rate of 0.06% of each Fund's average daily net assets.

The Funds have an agreement with RiverSource Distributors, Inc. (the Distributor) for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, each Fund pays the Distributor a fee at an annual rate of up to 0.125% of each Fund's average daily net assets.

RVST funds have an Administrative Services Agreement with Ameriprise Financial, Inc., the parent of RiverSource Life, (Ameriprise Financial). Under this agreement, each Fund pays Ameriprise Financial a fee on a tiered schedule that ranges from 0.080% to 0.030% of each Fund's average daily net assets for administration and accounting services.

On Sept. 29, 2009, Ameriprise Financial entered into an agreement with Bank of America Corporation to buy a portion of the asset management business of Columbia Management Group, LLC, including Columbia Management Advisors, LLC and Columbia Wanger Asset Management, LLC (the "Transaction"). The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010. Certain divisions invest in Funds sponsored by Columbia Management Advisors, LLC and Columbia Wanger Asset Management, LLC.

In addition to the fees and expenses which each RVST fund bears directly, each Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and each Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by each Fund will vary.


--------------------------------------------------------------------------------
RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE - 2009 ANNUAL REPORT  27

7. INVESTMENT TRANSACTIONS
The divisions' purchases of Funds' shares, including reinvestment of dividend distributions, for the year ended Dec. 31, 2009 were as follows:

DIVISION                                                                         PURCHASES
------------------------------------------------------------------------------------------
Invesco VI Cap Appr, Ser I                                                        $10,096
Invesco VI Cap Dev, Ser I                                                           5,502
Invesco VI Core Eq, Ser I                                                           8,262
AB VPS Global Thematic Gro, Cl B                                                    1,514
AB VPS Inter Bond, Cl B                                                             1,718
AB VPS Lg Cap Gro, Cl B                                                             1,418
CS U.S. Eq Flex I                                                                   2,922
Fid VIP Gro & Inc, Serv Cl                                                          4,461
Fid VIP Mid Cap, Serv Cl                                                           23,123
Fid VIP Overseas, Serv Cl                                                           1,274
FTVIPT Frank Global Real Est, Cl 2                                                  6,875
FTVIPT Mutual Shares Sec, Cl 2                                                        636
FTVIPT Temp For Sec, Cl 2                                                             309
GS VIT Strategic Gro, Inst                                                          2,300
GS VIT Strategic Intl Eq, Inst                                                        318
GS VIT Structd U.S. Eq, Inst                                                        1,076
JPM Ins Trust U.S. Eq, Cl 1                                                         9,581
Lazard Retire Intl Eq, Serv                                                         1,185
Lazard Retire U.S. Strategic, Serv                                                    432
LVIP Baron Gro Opp, Serv Cl                                                         1,948
MFS New Dis, Init Cl                                                               10,669
MFS Research, Init Cl                                                               1,641
MFS Utilities, Init Cl                                                             17,474
Put VT Gro & Inc, Cl IB                                                             3,087
Put VT Intl Eq, Cl IB                                                               1,610
Put VT Intl Gro, Cl IB                                                              1,121
Royce Micro-Cap, Invest Cl                                                          4,618
Royce Sm-Cap, Invest Cl                                                             1,793
RVS VP Bal, Cl 3                                                                      540
RVS VP Cash Mgmt, Cl 3                                                              2,399
RVS VP Div Bond, Cl 3                                                               7,220
RVS VP Div Eq Inc, Cl 3                                                             1,024
RVS VP Dyn Eq, Cl 3                                                                 2,369
RVS VP Hi Yield Bond, Cl 3                                                          3,741
RVS VP Short Duration, Cl 3                                                           783
Sel VP Gro, Cl 3                                                                      885
Sel VP Sm Cap Val, Cl 3                                                               431
Wanger Intl                                                                         2,714
Wanger USA                                                                          1,977
------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
28  RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE - 2009 ANNUAL REPORT

8. FINANCIAL HIGHLIGHTS
The table below shows certain financial information regarding the divisions.

                                                                          AB VPS
                                                                          GLOBAL
                                INVESCO       INVESCO       INVESCO      THEMATIC       AB VPS        AB VPS        CS U.S.
                             VI CAP APPR,   VI CAP DEV,   VI CORE EQ,      GRO,       INTER BOND,   LG CAP GRO,       EQ,
                                 SER I         SER I       SER I(4)        CL B          CL B          CL B        FLEX I(6)
                             ------------------------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
At Dec. 31, 2005                $  0.76       $  1.34            --       $  0.50       $ 1.26        $  0.68           --
At Dec. 31, 2006                $  0.80       $  1.54       $  1.08       $  0.53       $ 1.29        $  0.67           --
At Dec. 31, 2007                $  0.89       $  1.70       $  1.16       $  0.63       $ 1.34        $  0.76           --
At Dec. 31, 2008                $  0.50       $  0.89       $  0.80       $  0.33       $ 1.24        $  0.45           --
At Dec. 31, 2009                $  0.61       $  1.26       $  1.02       $  0.50       $ 1.45        $  0.61        $1.08
-----------------------------------------------------------------------------------------------------------------------------
UNITS (000S)
At Dec. 31, 2005                    127            40            --            32           11             28           --
At Dec. 31, 2006                    134            43            79            33           12             29           --
At Dec. 31, 2007                    117            35            81            29           11             23           --
At Dec. 31, 2008                    111            33            66            30            9             15           --
At Dec. 31, 2009                     69            31            48            11            8              5            3
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS (000S)
At Dec. 31, 2005                $    97       $    54            --       $    16       $   13        $    19           --
At Dec. 31, 2006                $   107       $    67       $    86       $    17       $   15        $    19           --
At Dec. 31, 2007                $   103       $    59       $    95       $    18       $   14        $    17           --
At Dec. 31, 2008                $    56       $    29       $    53       $    10       $   11        $     7           --
At Dec. 31, 2009                $    42       $    38       $    49       $     5       $   12        $     3        $   3
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME RATIO(1)
For the year ended Dec. 31,
2005                               0.07%           --            --            --         2.94%            --           --
For the year ended Dec. 31,
2006                               0.06%           --          0.86%           --         3.80%            --           --
For the year ended Dec. 31,
2007                                 --            --          1.14%           --         4.37%            --           --
For the year ended Dec. 31,
2008                                 --            --          2.08%           --         4.93%            --           --
For the year ended Dec. 31,
2009                               0.43%           --          1.53%           --         3.50%            --           --
-----------------------------------------------------------------------------------------------------------------------------
EXPENSE RATIO(2)
For the year ended Dec. 31,
2005                               0.90%         0.90%           --          0.90%        0.90%          0.90%          --
For the year ended Dec. 31,
2006                               0.90%         0.90%         0.90%         0.90%        0.90%          0.90%          --
For the year ended Dec. 31,
2007                               0.90%         0.90%         0.90%         0.90%        0.90%          0.90%          --
For the year ended Dec. 31,
2008                               0.90%         0.90%         0.90%         0.90%        0.90%          0.90%          --
For the year ended Dec. 31,
2009                               0.90%         0.90%         0.90%         0.90%        0.90%          0.90%        0.90%
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)
For the year ended Dec. 31,
2005                               7.86%         8.63%           --          2.72%        0.84%         13.82%          --
For the year ended Dec. 31,
2006                               5.35%        15.48%         8.47%         7.41%        2.66%         (1.53%)         --
For the year ended Dec. 31,
2007                              11.00%         9.85%         7.14%        18.81%        3.65%         12.59%          --
For the year ended Dec. 31,
2008                             (43.01%)      (47.50%)      (30.77%)      (47.94%)      (7.43%)       (40.36%)         --
For the year ended Dec. 31,
2009                              19.99%        41.10%        27.15%        51.77%       17.14%         35.87%        8.48%
-----------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE - 2009 ANNUAL REPORT  29

                                                                               FTVIPT        FTVIPT        FTVIPT
                                     FID VIP       FID VIP       FID VIP    FRANK GLOBAL     MUTUAL       TEMP FOR
                                   GRO & INC,     MID CAP,      OVERSEAS,     REAL EST,      SHARES         SEC,
                                     SERV CL       SERV CL       SERV CL        CL 2        SEC, CL 2       CL 2
                                  ----------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
At Dec. 31, 2005                     $  0.90       $  2.28       $  0.87       $  2.40       $  1.51       $  1.41
At Dec. 31, 2006                     $  1.01       $  2.54       $  1.02       $  2.87       $  1.77       $  1.70
At Dec. 31, 2007                     $  1.12       $  2.91       $  1.18       $  2.25       $  1.82       $  1.94
At Dec. 31, 2008                     $  0.65       $  1.74       $  0.66       $  1.28       $  1.13       $  1.15
At Dec. 31, 2009                     $  0.82       $  2.42       $  0.83       $  1.51       $  1.42       $  1.56
--------------------------------------------------------------------------------------------------------------------
UNITS (000S)
At Dec. 31, 2005                          50           105            84            18             6             2
At Dec. 31, 2006                          44           105            82            18             6             2
At Dec. 31, 2007                          39            86            83            16             6             2
At Dec. 31, 2008                          36            80            50            16             3             2
At Dec. 31, 2009                          14            67             6            10             3            --
--------------------------------------------------------------------------------------------------------------------
NET ASSETS (000S)
At Dec. 31, 2005                     $    45       $   239       $    73       $    43       $     9       $     3
At Dec. 31, 2006                     $    45       $   266       $    84       $    51       $    11       $     3
At Dec. 31, 2007                     $    44       $   251       $    99       $    36       $    12       $     4
At Dec. 31, 2008                     $    24       $   140       $    33       $    21       $     4       $     2
At Dec. 31, 2009                     $    11       $   161       $     5       $    15       $     4            --
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME RATIO(1)
For the year ended Dec. 31, 2005        1.43%         1.57%         0.56%         1.41%         0.88%         1.15%
For the year ended Dec. 31, 2006        0.87%         0.25%         0.77%         1.99%         1.30%         1.24%
For the year ended Dec. 31, 2007        1.67%         0.70%         3.12%         2.36%         1.41%         2.04%
For the year ended Dec. 31, 2008        1.10%         0.35%         2.13%         1.03%         3.22%         2.39%
For the year ended Dec. 31, 2009        0.75%         0.53%         0.40%        13.28%         2.06%         3.28%
--------------------------------------------------------------------------------------------------------------------
EXPENSE RATIO(2)
For the year ended Dec. 31, 2005        0.90%         0.90%         0.90%         0.90%         0.90%         0.90%
For the year ended Dec. 31, 2006        0.90%         0.90%         0.90%         0.90%         0.90%         0.90%
For the year ended Dec. 31, 2007        0.90%         0.90%         0.90%         0.90%         0.90%         0.90%
For the year ended Dec. 31, 2008        0.90%         0.90%         0.90%         0.90%         0.90%         0.90%
For the year ended Dec. 31, 2009        0.90%         0.90%         0.90%         0.90%         0.90%         0.90%
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)
For the year ended Dec. 31, 2005        6.57%        17.15%        17.91%        12.46%         9.57%         9.18%
For the year ended Dec. 31, 2006       12.00%        11.58%        16.89%        19.51%        17.32%        20.36%
For the year ended Dec. 31, 2007       10.99%        14.45%        16.15%       (21.58%)        2.55%        14.42%
For the year ended Dec. 31, 2008      (42.30%)      (40.05%)      (44.37%)      (42.91%)      (37.67%)      (40.91%)
For the year ended Dec. 31, 2009       26.02%        38.76%        25.31%        18.02%        24.92%        35.81%
--------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
30  RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE - 2009 ANNUAL REPORT

                                     GS VIT        GS VIT        GS VIT        JPM INS       LAZARD        LAZARD
                                    STRATEGIC     STRATEGIC   STRUCTD U.S.   TRUST U.S.    RETIRE INTL   RETIRE U.S.
                                      GRO,        INTL EQ,         EQ,           EQ,           EQ,       STRATEGIC,
                                      INST          INST          INST         CL 1(5)        SERV          SERV
                                  ----------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
At Dec. 31, 2005                     $  0.80       $  0.93       $  0.95           --        $  0.97       $  1.05
At Dec. 31, 2006                     $  0.86       $  1.13       $  1.07           --        $  1.17       $  1.23
At Dec. 31, 2007                     $  0.93       $  1.21       $  1.04           --        $  1.29       $  1.20
At Dec. 31, 2008                     $  0.54       $  0.65       $  0.65           --        $  0.80       $  0.77
At Dec. 31, 2009                     $  0.79       $  0.83       $  0.78       $ 1.33        $  0.97       $  0.97
--------------------------------------------------------------------------------------------------------------------
UNITS (000S)
At Dec. 31, 2005                          29             3            11           --             --             2
At Dec. 31, 2006                          27             3            10           --             --             3
At Dec. 31, 2007                          27             4            12           --              2             3
At Dec. 31, 2008                           9             4            11           --              2             3
At Dec. 31, 2009                           6             4            --            5             --             2
--------------------------------------------------------------------------------------------------------------------
NET ASSETS (000S)
At Dec. 31, 2005                     $    23       $     3       $    10           --             --       $     2
At Dec. 31, 2006                     $    23       $     3       $    11           --             --       $     3
At Dec. 31, 2007                     $    26       $     5       $    13           --        $     3       $     4
At Dec. 31, 2008                     $     5       $     3       $     7           --        $     1       $     3
At Dec. 31, 2009                     $     5       $     3       $     0       $    7        $     0       $     2
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME RATIO(1)
For the year ended Dec. 31, 2005        0.16%         0.25%         0.93%          --           0.95%         0.64%
For the year ended Dec. 31, 2006        0.12%         1.71%         1.09%          --           1.03%         0.69%
For the year ended Dec. 31, 2007        0.19%         1.50%         1.05%          --           2.56%         1.25%
For the year ended Dec. 31, 2008        0.05%         3.06%         1.58%          --           1.11%         0.84%
For the year ended Dec. 31, 2009        0.42%         1.95%         1.76%          --           1.25%         0.71%
--------------------------------------------------------------------------------------------------------------------
EXPENSE RATIO(2)
For the year ended Dec. 31, 2005        0.90%         0.90%         0.90%          --           0.90%         0.90%
For the year ended Dec. 31, 2006        0.90%         0.90%         0.90%          --           0.90%         0.90%
For the year ended Dec. 31, 2007        0.90%         0.90%         0.90%          --           0.90%         0.90%
For the year ended Dec. 31, 2008        0.90%         0.90%         0.90%          --           0.90%         0.90%
For the year ended Dec. 31, 2009        0.90%         0.90%         0.90%        0.90%          0.90%         0.90%
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)
For the year ended Dec. 31, 2005        2.02%        12.69%         5.56%          --           9.66%         2.45%
For the year ended Dec. 31, 2006        7.59%        21.01%        11.88%          --          21.44%        16.43%
For the year ended Dec. 31, 2007        9.14%         6.91%        (2.51%)         --           9.79%        (1.85%)
For the year ended Dec. 31, 2008      (42.28%)      (46.44%)      (37.56%)         --         (37.58%)      (35.87%)
For the year ended Dec. 31, 2009       46.42%        27.53%        20.06%       32.99%         20.37%        25.70%
--------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE - 2009 ANNUAL REPORT  31

                                    LVIP
                                  BARON GRO        MFS           MFS           MFS         PUT VT        PUT VT        PUT VT
                                    OPP,        NEW DIS,      RESEARCH,    UTILITIES,    GRO & INC,     INTL EQ,      INTL GRO,
                                   SERV CL       INIT CL       INIT CL       INIT CL        CL IB         CL IB         CL IB
                                ------------------------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
At Dec. 31, 2005                   $  1.55       $  0.91       $  0.81       $  1.14       $  1.04       $  0.87       $  0.65
At Dec. 31, 2006                   $  1.78       $  1.03       $  0.88       $  1.48       $  1.20       $  1.11       $  0.81
At Dec. 31, 2007                   $  1.82       $  1.04       $  0.99       $  1.87       $  1.12       $  1.19       $  0.91
At Dec. 31, 2008                   $  1.10       $  0.63       $  0.63       $  1.16       $  0.68       $  0.66       $  0.52
At Dec. 31, 2009                   $  1.51       $  1.01       $  0.81       $  1.53       $  0.87       $  0.82       $  0.71
--------------------------------------------------------------------------------------------------------------------------------
UNITS (000S)
At Dec. 31, 2005                        19           117            27            77            46            26            53
At Dec. 31, 2006                        19           124            24            84            46            23            47
At Dec. 31, 2007                        16           112            22            80            37            20            43
At Dec. 31, 2008                        16           107            21            78            39            20            26
At Dec. 31, 2009                         4            85            19            60            16            13            11
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (000S)
At Dec. 31, 2005                   $    30       $   107       $    22       $    88       $    48       $    23       $    34
At Dec. 31, 2006                   $    34       $   127       $    21       $   124       $    55       $    26       $    38
At Dec. 31, 2007                   $    29       $   117       $    22       $   149       $    41       $    24       $    39
At Dec. 31, 2008                   $    18       $    67       $    13       $    90       $    26       $    13       $    13
At Dec. 31, 2009                   $     6       $    87       $    15       $    92       $    14       $    10       $     8
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME RATIO(1)
For the year ended Dec. 31,
2005                                    --            --          0.46%         0.59%         1.53%         1.41%         0.65%
For the year ended Dec. 31,
2006                                    --            --          0.53%         1.93%         1.49%         0.59%         1.36%
For the year ended Dec. 31,
2007                                    --            --          0.69%         0.94%         1.36%         2.86%         0.85%
For the year ended Dec. 31,
2008                                    --            --          0.53%         1.53%         2.12%         2.10%         1.31%
For the year ended Dec. 31,
2009                                    --            --          1.52%         5.07%         3.00%           --          1.71%
--------------------------------------------------------------------------------------------------------------------------------
EXPENSE RATIO(2)
For the year ended Dec. 31,
2005                                  0.90%         0.90%         0.90%         0.90%         0.90%         0.90%         0.90%
For the year ended Dec. 31,
2006                                  0.90%         0.90%         0.90%         0.90%         0.90%         0.90%         0.90%
For the year ended Dec. 31,
2007                                  0.90%         0.90%         0.90%         0.90%         0.90%         0.90%         0.90%
For the year ended Dec. 31,
2008                                  0.90%         0.90%         0.90%         0.90%         0.90%         0.90%         0.90%
For the year ended Dec. 31,
2009                                  0.90%         0.90%         0.90%         0.90%         0.90%         0.90%         0.90%
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)
For the year ended Dec. 31,
2005                                  2.44%         4.30%         6.84%        15.79%         4.29%        11.19%        17.31%
For the year ended Dec. 31,
2006                                 14.49%        12.20%         9.49%        30.09%        14.88%        26.58%        25.01%
For the year ended Dec. 31,
2007                                  2.48%         1.59%        12.19%        26.75%        (6.89%)        7.39%        12.19%
For the year ended Dec. 31,
2008                                (39.67%)      (39.87%)      (36.66%)      (38.23%)      (39.25%)      (44.45%)      (43.00%)
For the year ended Dec. 31,
2009                                 37.09%        61.72%        29.37%        32.02%        28.65%        23.52%        37.12%
--------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
32  RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE - 2009 ANNUAL REPORT

                                                                               RVS                         RVS
                                    ROYCE         ROYCE          RVS         VP CASH         RVS        VP DIV EQ        RVS
                                 MICRO-CAP,      SM-CAP,       VP BAL,        MGMT,     VP DIV BOND,      INC,       VP DYN EQ,
                                  INVEST CL     INVEST CL       CL 3          CL 3          CL 3          CL 3          CL 3
                                ------------------------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
At Dec. 31, 2005                   $  2.43       $  2.51       $  0.99       $ 1.05        $ 1.21        $  1.50       $  0.74
At Dec. 31, 2006                   $  2.91       $  2.87       $  1.12       $ 1.08        $ 1.26        $  1.78       $  0.85
At Dec. 31, 2007                   $  3.00       $  2.78       $  1.13       $ 1.12        $ 1.31        $  1.90       $  0.87
At Dec. 31, 2008                   $  1.69       $  2.01       $  0.78       $ 1.14        $ 1.22        $  1.12       $  0.50
At Dec. 31, 2009                   $  2.64       $  2.69       $  0.96       $ 1.13        $ 1.38        $  1.42       $  0.61
--------------------------------------------------------------------------------------------------------------------------------
UNITS (000S)
At Dec. 31, 2005                        27             9            32           15            66             16            15
At Dec. 31, 2006                        27             7            32           17            70             16            44
At Dec. 31, 2007                        20             5            31           16            62             10            41
At Dec. 31, 2008                        19             5            20           13            46              8            40
At Dec. 31, 2009                         8             2            10            5            17              3            27
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (000S)
At Dec. 31, 2005                   $    66       $    22       $    32       $   16        $   81        $    25       $    11
At Dec. 31, 2006                   $    78       $    20       $    36       $   18        $   88        $    28       $    37
At Dec. 31, 2007                   $    59       $    15       $    35       $   18        $   81        $    19       $    35
At Dec. 31, 2008                   $    32       $    10       $    15       $   15        $   56        $     9       $    20
At Dec. 31, 2009                   $    22       $     5       $    10       $    6        $   24        $     5       $    17
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME RATIO(1)
For the year ended Dec. 31,
2005                                  0.58%           --          2.61%        2.57%         3.71%          1.58%         1.13%
For the year ended Dec. 31,
2006                                  0.18%         0.07%         2.49%        4.40%         4.37%          1.38%         1.18%
For the year ended Dec. 31,
2007                                  1.23%         0.04%         2.89%        4.73%         4.76%          1.51%         1.31%
For the year ended Dec. 31,
2008                                  2.68%         0.65%         0.33%        2.29%         0.51%          0.08%         0.21%
For the year ended Dec. 31,
2009                                    --            --            --         0.06%         4.45%            --            --
--------------------------------------------------------------------------------------------------------------------------------
EXPENSE RATIO(2)
For the year ended Dec. 31,
2005                                  0.90%         0.90%         0.90%        0.90%         0.90%          0.90%         0.90%
For the year ended Dec. 31,
2006                                  0.90%         0.90%         0.90%        0.90%         0.90%          0.90%         0.90%
For the year ended Dec. 31,
2007                                  0.90%         0.90%         0.90%        0.90%         0.90%          0.90%         0.90%
For the year ended Dec. 31,
2008                                  0.90%         0.90%         0.90%        0.90%         0.90%          0.90%         0.90%
For the year ended Dec. 31,
2009                                  0.90%         0.90%         0.90%        0.90%         0.90%          0.90%         0.90%
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)
For the year ended Dec. 31,
2005                                 10.61%         7.59%         3.00%        1.69%         1.21%         12.49%         5.23%
For the year ended Dec. 31,
2006                                 19.99%        14.53%        13.36%        3.55%         3.48%         18.67%        14.25%
For the year ended Dec. 31,
2007                                  3.04%        (3.02%)        0.82%        3.89%         4.25%          7.05%         2.01%
For the year ended Dec. 31,
2008                                (43.78%)      (27.83%)      (30.54%)       1.35%        (7.15%)       (41.00%)      (42.68%)
For the year ended Dec. 31,
2009                                 56.63%        33.99%        23.11%       (0.75%)       13.40%         26.32%        23.04%
--------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE - 2009 ANNUAL REPORT  33

                                           RVS VP        RVS VP
                                          HI YIELD        SHORT        SEL VP        SEL VP
                                            BOND,       DURATION,       GRO,       SM CAP VAL,     WANGER        WANGER
                                            CL 3          CL 3          CL 3          CL 3          INTL           USA
                                        ----------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
At Dec. 31, 2005                           $  1.15       $ 1.16        $  0.57       $  1.46       $  1.00       $  1.34
At Dec. 31, 2006                           $  1.26       $ 1.19        $  0.63       $  1.61       $  1.36       $  1.44
At Dec. 31, 2007                           $  1.27       $ 1.24        $  0.64       $  1.53       $  1.57       $  1.50
At Dec. 31, 2008                           $  0.94       $ 1.20        $  0.35       $  0.93       $  0.85       $  0.90
At Dec. 31, 2009                           $  1.44       $ 1.25        $  0.48       $  1.29       $  1.26       $  1.27
--------------------------------------------------------------------------------------------------------------------------
UNITS (000S)
At Dec. 31, 2005                                21            5             49             4            26            35
At Dec. 31, 2006                                23            6             49             4            27            37
At Dec. 31, 2007                                23            4             49             5            22            29
At Dec. 31, 2008                                23            5             27             5            22            25
At Dec. 31, 2009                                15            4             12             5            12             3
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS (000S)
At Dec. 31, 2005                           $    24       $    6        $    28       $     6       $    26       $    47
At Dec. 31, 2006                           $    29       $    7        $    31       $     6       $    36       $    53
At Dec. 31, 2007                           $    30       $    5        $    31       $     7       $    35       $    44
At Dec. 31, 2008                           $    22       $    6        $     9       $     5       $    18       $    22
At Dec. 31, 2009                           $    21       $    6        $     6       $     6       $    16       $     4
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME RATIO(1)
For the year ended Dec. 31, 2005              6.48%        2.90%          0.37%           --          0.95%           --
For the year ended Dec. 31, 2006              7.43%        3.80%          0.87%         0.04%         0.53%         0.22%
For the year ended Dec. 31, 2007              7.43%        4.19%          1.00%         0.16%         0.85%           --
For the year ended Dec. 31, 2008              0.27%        0.14%          0.39%           --          0.96%           --
For the year ended Dec. 31, 2009             10.24%        3.16%            --            --          3.58%           --
--------------------------------------------------------------------------------------------------------------------------
EXPENSE RATIO(2)
For the year ended Dec. 31, 2005              0.90%        0.90%          0.90%         0.90%         0.90%         0.90%
For the year ended Dec. 31, 2006              0.90%        0.90%          0.90%         0.90%         0.90%         0.90%
For the year ended Dec. 31, 2007              0.90%        0.90%          0.90%         0.90%         0.90%         0.90%
For the year ended Dec. 31, 2008              0.90%        0.90%          0.90%         0.90%         0.90%         0.90%
For the year ended Dec. 31, 2009              0.90%        0.90%          0.90%         0.90%         0.90%         0.90%
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)
For the year ended Dec. 31, 2005              3.09%        0.66%          7.64%         3.89%        20.44%        10.26%
For the year ended Dec. 31, 2006              9.83%        2.91%         10.09%        10.69%        35.94%         6.91%
For the year ended Dec. 31, 2007              0.94%        4.38%          2.14%        (5.05%)       15.26%         4.44%
For the year ended Dec. 31, 2008            (25.84%)      (3.51%)       (44.84%)      (39.15%)      (46.09%)      (40.23%)
For the year ended Dec. 31, 2009             52.47%        4.58%         35.77%        38.56%        48.44%        40.95%
--------------------------------------------------------------------------------------------------------------------------





 (1)These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable expenses that result in direct reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. These ratios are annualized for periods less than one year.
 (2)These ratios represent the annualized policy expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund are excluded.
 (3)These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.
 (4)New subaccount operations commenced on April 28, 2006.
 (5)New subaccount operations commenced on April 24, 2009.
 (6)New subaccount operations commenced on Oct. 2, 2009.


--------------------------------------------------------------------------------
34  RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE - 2009 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS
RIVERSOURCE LIFE INSURANCE COMPANY

We have audited the accompanying consolidated balance sheets of RiverSource Life Insurance Company, (a wholly owned subsidiary of Ameriprise Financial, Inc.) (the Company) as of December 31, 2009 and 2008, and the related consolidated statements of income, shareholder's equity, and cash flows for each of the three years in the period ended December 31, 2009. These financial statements are the responsibility of RiverSource Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of RiverSource Life Insurance Company at December 31, 2009 and 2008, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 3 to the consolidated financial statements, in 2009 the Company adopted new accounting guidance related to the recognition and presentation of other-than-temporary impairments. Also, in 2008, the Company adopted new accounting guidance related to the measurement of fair value and in 2007, the Company adopted new guidance related to the accounting for uncertainty in income taxes as well as new guidance related to accounting for deferred acquisition costs in connection with modifications or exchanges of insurance and annuity contracts.

                                             /s/ Ernst & Young LLP

Minneapolis, Minnesota

February 23, 2010

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED BALANCE SHEETS
(IN MILLIONS, EXCEPT SHARE AMOUNTS)


DECEMBER 31,                                                               2009          2008

ASSETS
Investments:
Available-for-Sale:
  Fixed maturities, at fair value (amortized cost: 2009, $25,142;
  2008, $19,452)                                                          $25,999       $18,070
  Common and preferred stocks, at fair value (cost: 2009 and 2008,
  $30)                                                                         23            16
Commercial mortgage loans, at cost (less allowance for loan losses:
2009, $30; 2008, $17)                                                       2,532         2,737
Policy loans                                                                  715           722
Trading securities and other investments                                      310           452
-------------------------------------------------------------------------------------------------
    Total investments                                                      29,579        21,997

Cash and cash equivalents                                                     811         3,307
Restricted cash                                                               184            --
Reinsurance recoverables                                                    1,688         1,592
Deferred income taxes, net                                                     63           599
Other receivables                                                             332           102
Accrued investment income                                                     303           239
Deferred acquisition costs                                                  4,285         4,324
Deferred sales inducement costs                                               524           518
Other assets                                                                  936         2,658
Separate account assets                                                    54,267        41,787
-------------------------------------------------------------------------------------------------
    Total assets                                                          $92,972       $77,123
=================================================================================================


LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
Future policy benefits                                                    $30,383       $28,753
Policy claims and other policyholders' funds                                  123           172
Line of credit with Ameriprise Financial, Inc.                                300            --
Other liabilities                                                           1,955         2,672
Separate account liabilities                                               54,267        41,787
-------------------------------------------------------------------------------------------------
    Total liabilities                                                      87,028        73,384
-------------------------------------------------------------------------------------------------

Shareholder's equity:
Common stock, $30 par value; 100,000 shares authorized, issued and
outstanding                                                                     3             3
Additional paid-in capital                                                  2,445         2,116
Retained earnings                                                           3,114         2,336
Accumulated other comprehensive income (loss), net of tax                     382          (716)
-------------------------------------------------------------------------------------------------
    Total shareholder's equity                                              5,944         3,739
-------------------------------------------------------------------------------------------------
    Total liabilities and shareholder's equity                            $92,972       $77,123
=================================================================================================



See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF INCOME
(IN MILLIONS)


YEARS ENDED DECEMBER 31,                                           2009          2008          2007

REVENUES
Premiums                                                          $  450        $  438        $  439
Net investment income                                              1,526         1,252         1,424
Policy and contract charges                                        1,156         1,352         1,217
Other revenues                                                       233           255           255
Net realized investment gains (losses)                                59          (442)           61
-------------------------------------------------------------------------------------------------------
    Total revenues                                                 3,424         2,855         3,396
-------------------------------------------------------------------------------------------------------


BENEFITS AND EXPENSES
Benefits, claims, losses and settlement expenses                     841           673           760
Interest credited to fixed accounts                                  903           790           847
Amortization of deferred acquisition costs                           145           861           470
Separation costs                                                      --            --            97
Other insurance and operating expenses                               550           649           735
-------------------------------------------------------------------------------------------------------
    Total benefits and expenses                                    2,439         2,973         2,909
-------------------------------------------------------------------------------------------------------
Pretax income (loss)                                                 985          (118)          487
Income tax provision (benefit)                                       245          (189)           53
-------------------------------------------------------------------------------------------------------
    Net income                                                    $  740        $   71        $  434
=======================================================================================================

Supplemental Disclosures:
Net realized investment gains (losses):
  Net realized investment gains before impairment losses on
  securities                                                      $  121
-------------------------------------------------------------------------------------------------------
  Total other-than-temporary impairment losses on securities         (53)
  Portion of loss recognized in other comprehensive income            (9)
-------------------------------------------------------------------------------------------------------
  Net impairment losses recognized in net realized investment
  gains (losses)                                                     (62)
-------------------------------------------------------------------------------------------------------
Net realized investment gains (losses)                            $   59
=======================================================================================================



See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN MILLIONS)


YEARS ENDED DECEMBER 31,                                           2009          2008          2007

CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                       $    740       $    71       $   434
Adjustments to reconcile net income to net cash provided by
(used in) operating activities:
  Capitalization of deferred acquisition and deferred sales
  inducement costs                                                   (640)         (674)         (823)
  Amortization of deferred acquisition and deferred sales
  inducement costs                                                    155           982           523
  Depreciation, amortization and accretion, net                       (68)           61            71
  Deferred income tax (benefit) expense                               (81)         (234)           83
  Contractholder and policyholder charges, non-cash                  (259)         (248)         (206)
  Net realized investment gains                                      (135)           (7)          (44)
  Other-than-temporary impairments and provision for loan
  losses recognized in net realized investment (gains) losses          76           449           (17)
Change in operating assets and liabilities:
  Trading securities and equity method investments, net               136          (110)          166
  Future policy benefits for traditional life, disability
  income and long term care insurance                                 282           308           275
  Policy claims and other policyholders' funds                        (49)           81             2
  Reinsurance recoverables                                            (96)         (302)         (153)
  Other receivables                                                    (5)           20           (28)
  Accrued investment income                                           (64)           14            49
  Derivatives collateral, net                                      (1,928)        1,591           242
  Other assets and liabilities, net                                   670            23          (226)
-------------------------------------------------------------------------------------------------------
Net cash provided by (used in) operating activities                (1,266)        2,025           348
-------------------------------------------------------------------------------------------------------


CASH FLOWS FROM INVESTING ACTIVITIES
Available-for-Sale securities:
  Proceeds from sales                                               5,215           246         3,020
  Maturities, sinking fund payments and calls                       3,486         2,510         1,908
  Purchases                                                       (13,696)       (1,684)         (677)
Proceeds from sales and maturities of commercial mortgage
loans                                                                 279           263           424
Funding of commercial mortgage loans                                 (104)         (110)         (504)
Proceeds from sales of other investments                               43            19            49
Purchases of other investments                                        (11)         (140)           --
Change in policy loans, net                                             7           (25)          (47)
-------------------------------------------------------------------------------------------------------
Net cash provided by (used in) investing activities                (4,781)        1,079         4,173
-------------------------------------------------------------------------------------------------------


CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder and contractholder account values:
  Considerations received                                           4,863         2,913         1,093
  Net transfers from (to) separate accounts                           195            91           (50)
  Surrenders and other benefits                                    (1,923)       (2,931)       (3,838)
Proceeds from line of credit with Ameriprise Financial, Inc.          500            --            --
Deferred premium options, net                                         (82)          (77)           (8)
Tax adjustment on share-based incentive compensation plan              (2)            2             2
Cash dividend to Ameriprise Financial, Inc.                            --          (775)         (900)
-------------------------------------------------------------------------------------------------------
Net cash provided by (used in) financing activities                 3,551          (777)       (3,701)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash and cash equivalents               (2,496)        2,327           820
Cash and cash equivalents at beginning of year                      3,307           980           160
-------------------------------------------------------------------------------------------------------
Cash and cash equivalents at end of year                         $    811       $ 3,307       $   980
=======================================================================================================

Supplemental Disclosures:
  Income taxes paid (received), net                              $     72       $   168       $    (4)
  Interest paid on borrowings                                           1            --            --
Non-cash transactions:
  Capital contributions from Ameriprise Financial, Inc.          $    331       $   322       $     8


See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY
THREE YEARS ENDED DECEMBER 31, 2009
(IN MILLIONS)


                                                                                        ACCUMULATED
                                                           ADDITIONAL                      OTHER
                                               COMMON        PAID-IN      RETAINED     COMPREHENSIVE
                                                STOCK        CAPITAL      EARNINGS     INCOME (LOSS)       TOTAL
-------------------------------------------------------------------------------------------------------------------
BALANCES AT JANUARY 1, 2007                      $ 3         $2,021        $3,788          $ (209)        $5,603
Change in accounting principles, net of
tax                                               --             --          (134)             --           (134)
Comprehensive income:
  Net income                                      --             --           434              --            434
  Other comprehensive income, net of tax:
    Change in net unrealized securities
    losses                                        --             --            --              52             52
    Change in net unrealized derivative
    losses                                        --             --            --               1              1
                                                                                                       ------------
Total comprehensive income                                                                                   487
Tax adjustment on share-based incentive
compensation plan                                 --              2            --              --              2
Cash dividends to Ameriprise Financial,
Inc.                                              --             --          (900)             --           (900)
Non-cash capital contribution from
Ameriprise Financial, Inc.                        --              8            --              --              8
-------------------------------------------------------------------------------------------------------------------

BALANCES AT DECEMBER 31, 2007                    $ 3         $2,031        $3,188          $ (156)        $5,066
Change in accounting principles, net of
tax                                               --             --           (30)             --            (30)
Comprehensive income:
  Net income                                      --             --            71              --             71
  Other comprehensive income (loss), net
  of tax:
    Change in net unrealized securities
    losses                                        --             --            --            (562)          (562)
    Change in net unrealized derivative
    losses                                        --             --            --               2              2
                                                                                                       ------------
Total comprehensive loss                                                                                    (489)
Tax adjustment on share-based incentive
compensation plan                                 --              2            --              --              2
Cash dividends to Ameriprise Financial,
Inc.                                              --             --          (775)             --           (775)
Non-cash capital contribution from
Ameriprise Financial, Inc.                        --             83            --              --             83
Non-cash dividend to Ameriprise Financial,
Inc.                                              --             --          (118)             --           (118)
-------------------------------------------------------------------------------------------------------------------

BALANCES AT DECEMBER 31, 2008                    $ 3         $2,116        $2,336          $ (716)        $3,739
Change in accounting principles, net of
tax                                               --             --            38             (38)            --
Comprehensive income:
  Net income                                      --             --           740              --            740
  Other comprehensive income, net of tax:
    Change in net unrealized securities
    losses                                        --             --            --           1,109          1,109
    Change in noncredit related
    impairments on securities and net
    unrealized securities losses on
    previously impaired securities                --             --            --              23             23
    Change in net unrealized derivative
    losses                                        --             --            --               4              4
                                                                                                       ------------
Total comprehensive income                                                                                 1,876
Tax adjustment on share-based incentive
compensation plan                                 --             (2)           --              --             (2)
Non-cash capital contribution from
Ameriprise Financial, Inc.                        --            331            --              --            331
-------------------------------------------------------------------------------------------------------------------
BALANCES AT DECEMBER 31, 2009                    $ 3         $2,445        $3,114          $  382         $5,944
===================================================================================================================




See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF BUSINESS AND BASIS OF PRESENTATION

Nature of Business
RiverSource Life Insurance Company is a stock life insurance company with one wholly owned operating subsidiary, RiverSource Life Insurance Co. of New York ("RiverSource Life of NY"). RiverSource Life Insurance Company is a wholly owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial").

- RiverSource Life Insurance Company is domiciled in Minnesota and holds Certificates of Authority in American Samoa, the District of Columbia and all states except New York. RiverSource Life Insurance Company issues insurance and annuity products.

- RiverSource Life of NY is a stock life insurance company domiciled in New York, which holds Certificates of Authority in New York, North Dakota and Delaware. RiverSource Life of NY issues insurance and annuity products.

On December 31, 2008, Ameriprise Financial contributed all of the issued and outstanding shares of RiverSource Tax Advantaged Investments, Inc. ("RTA") to RiverSource Life Insurance Company. RTA is domiciled in Delaware and is a limited partner in affordable housing partnership investments.

RiverSource Life Insurance Company and its subsidiaries are referred to collectively in these notes as "RiverSource Life".

Ameriprise Financial was formerly a wholly owned subsidiary of American Express Company ("American Express"). On February 1, 2005, the American Express Board of Directors announced its intention to pursue the disposition of 100% of its shareholdings in Ameriprise Financial (the "Separation") through a tax-free distribution to American Express shareholders. Effective as of the close of business on September 30, 2005, American Express completed the Separation and the distribution of Ameriprise Financial common shares to American Express shareholders (the "Distribution"). In connection with the Distribution, Ameriprise Financial entered into certain agreements with American Express to effect the Separation and to define the responsibility for obligations arising before and after the date of the Distribution, including, among others, obligations relating to transition services, taxes, and employees. Through 2007, RiverSource Life was allocated certain expenses incurred as a result of Ameriprise Financial becoming an independent company. The separation from American Express was completed in 2007.

RiverSource Life's principal products are variable deferred annuities and variable universal life insurance which are issued primarily to individuals. It also offers fixed annuities where assets accumulate until the contract is surrendered, the contractholder (or in some contracts, the annuitant) dies, or the contractholder or annuitant begins receiving benefits under an annuity payout option. It also offers immediate annuities in which payments begin within one year of issue and continue for life or for a fixed period of time. RiverSource Life's fixed deferred annuities guarantee a relatively low annual interest rate during the accumulation period (the time before annuity payments begin). However, RiverSource Life has the option of paying a higher rate set at its discretion. In addition, persons owning an equity indexed annuity may have their interest calculated based on an increase in a broad-based stock market index. RiverSource Life issues both variable and fixed universal life insurance, traditional life insurance and disability income ("DI") insurance. Universal life insurance is a form of permanent life insurance characterized by flexible premiums, flexible death benefit amounts and unbundled pricing factors (i.e., mortality, interest and expenses). Traditional life insurance refers to whole and term life insurance policies that pay a specified sum to a beneficiary upon death of the insured for a fixed premium. Variable universal life insurance combines the premium and death benefit flexibility of universal life with underlying fund investment flexibility and the risks associated therewith. Waiver of premium and accidental death benefit riders are generally available with these life insurance products. RiverSource Life issues only non-participating life insurance policies which do not pay dividends to policyholders from realized policy margins.

Under RiverSource Life's variable life insurance and variable annuity products described above, the purchaser may choose among investment options that include RiverSource Life's "general account" as well as from a variety of portfolios including common stocks, bonds, managed assets and/or short-term securities.

Basis of Presentation
The accompanying Consolidated Financial Statements include the accounts of RiverSource Life Insurance Company and its wholly owned subsidiaries, RiverSource Life of NY and RTA.

RiverSource Life evaluated events or transactions that may have occurred after the balance sheet date for potential recognition or disclosure through February 23, 2010, the date the financial statements were issued.

RECLASSIFICATIONS
The accompanying Consolidated Financial Statements are prepared in accordance with U.S. generally accepted accounting principles ("GAAP") which vary in certain respects from reporting practices prescribed or permitted by state insurance

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

regulatory authorities as described in Note 13. Certain reclassifications of prior year amounts have been made to conform to the current presentation. In the first quarter of 2009, RiverSource Life reclassified reinsurance allowances for coinsurance contracts for traditional life and long term care insurance from premiums to other insurance and operating expenses to net with the associated expenses.

The following table shows the impact of the reclassification of the reinsurance allowances made to RiverSource Life's previously reported Consolidated Statements of Income.

                                                         YEAR ENDED DECEMBER 31,     YEAR ENDED DECEMBER 31,
                                                                  2008                        2007
                                                       ------------------------------------------------------
                                                        PREVIOUSLY                  PREVIOUSLY
(IN MILLIONS)                                            REPORTED    RECLASSIFIED    REPORTED    RECLASSIFIED
-------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                  $  481        $  438        $  485        $  439
Net investment income                                      1,252         1,252         1,424         1,424
Policy and contract charges                                1,352         1,352         1,217         1,217
Other revenue                                                255           255           255           255
Net realized investment gain                                (442)         (442)           61            61
-------------------------------------------------------------------------------------------------------------
  Total revenues                                           2,898         2,855         3,442         3,396
-------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Benefits, claims, losses and settlement expenses             673           673           760           760
Interest credited to fixed accounts                          790           790           847           847
Amortization of deferred acquisition costs                   861           861           470           470
Separation costs                                              --            --            97            97
Other insurance and operating expenses                       692           649           781           735
-------------------------------------------------------------------------------------------------------------
  Total benefits and expenses                              3,016         2,973         2,955         2,909
-------------------------------------------------------------------------------------------------------------
Pretax income                                               (118)         (118)          487           487
Income tax provision                                        (189)         (189)           53            53
-------------------------------------------------------------------------------------------------------------
  NET INCOME                                              $   71        $   71        $  434        $  434
=============================================================================================================



2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION
RiverSource Life consolidates all entities in which it holds a greater than 50% voting interest or when certain conditions are met for variable interest entities ("VIEs") and limited partnerships, except for immaterial seed money investments in separate accounts, which are accounted for as trading securities. Entities in which RiverSource Life holds a greater than 20% but less than 50% voting interest are accounted for under the equity method. Additionally, other investments in which RiverSource Life holds an interest that is less than 50% are accounted for under the equity method. All other investments that are not reported at fair value as Available-for-Sale or trading securities are accounted for under the cost method where RiverSource Life owns less than a 20% voting interest and does not exercise significant influence.

Generally, a VIE is a corporation, partnership, trust or any other legal structure that either does not have equity investors with substantive voting rights or has equity investors that do not provide sufficient financial resources for the entity to support its activities. To determine whether RiverSource Life must consolidate a VIE, it analyzes the design of the VIE to identify the variable interests it holds. Then RiverSource Life quantitatively determines whether its variable interests will absorb a majority of the VIE's variability. If RiverSource Life determines it will absorb a majority of the VIE's expected variability, RiverSource Life consolidates the VIE and is referred to as the primary beneficiary. The calculation of variability is based on an analysis of projected probability-weighted cash flows based on the design of the particular VIE.

All material intercompany transactions and balances between and among RiverSource Life and its subsidiaries have been eliminated in consolidation.

AMOUNTS BASED ON ESTIMATES AND ASSUMPTIONS
Accounting estimates are an integral part of the Consolidated Financial Statements. In part, they are based upon assumptions concerning future events. Among the more significant are those that relate to investment securities valuation and recognition of other-than-temporary impairments, valuation of deferred acquisition costs ("DAC") and the corresponding recognition of DAC amortization, derivative instruments and hedging activities, claims reserves and income taxes and the recognition of deferred tax assets and liabilities. These accounting estimates reflect the best judgment of management and actual results could differ.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

INVESTMENTS
Investments consist of the following:

Available-for-Sale Securities
Available-for-Sale securities are carried at fair value with unrealized gains (losses) recorded in accumulated other comprehensive income (loss), net of income tax provision (benefit) and net of adjustments in other asset and liability balances, such as DAC, to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet date. Gains and losses are recognized in the Consolidated Statements of Income upon disposition of the securities.

Effective January 1, 2009, RiverSource Life early adopted an accounting standard that significantly changed RiverSource Life's accounting policy regarding the timing and amount of other-than-temporary impairments for Available-for-Sale securities. When the fair value of an investment is less than its amortized cost, RiverSource Life assesses whether or not: (i) it has the intent to sell the security (made a decision to sell) or (ii) it is more likely than not RiverSource Life will be required to sell the security before its anticipated recovery. If either of these conditions is met, an other-than-temporary impairment is considered to have occurred and RiverSource Life must recognize an other-than-temporary impairment for the difference between the investment's amortized cost basis and its fair value through earnings. For securities that do not meet the above criteria and RiverSource Life does not expect to recover a security's amortized cost basis, the security is also considered other-than-temporarily impaired. For these securities, RiverSource Life separates the total impairment into the credit loss component and the amount of the loss related to other factors. The amount of the total other-than-temporary impairments related to credit loss is recognized in earnings. The amount of the total other-than-temporary impairments related to other factors is recognized in other comprehensive income (loss), net of impacts to DAC, deferred sales inducement costs ("DSIC"), certain benefit reserves and income taxes. For Available-for-Sale securities that have recognized an other-than-temporary impairment through earnings, if through subsequent evaluation there is a significant increase in the cash flow expected, the difference between the amortized cost basis and the cash flows expected to be collected is accreted as interest income. Subsequent increases and decreases in the fair value of Available-for-Sale securities are included in other comprehensive income (loss). RiverSource Life's Consolidated Statements of Shareholder's Equity present all changes in other comprehensive income (loss) associated with Available-for-Sale debt securities that have been other-than-temporarily impaired on a separate line from fair value changes recorded in other comprehensive income (loss) from all other securities.

RiverSource Life provides a supplemental disclosure on the face of its Consolidated Statements of Income that presents: (i) total other-than-temporary impairment losses recognized during the period and (ii) the portion of other-than-temporary impairment losses recognized in other comprehensive income
(loss). The sum of these amounts represents the credit-related portion of other-than-temporary impairments that were recognized in earnings during the period. The portion of other-than-temporary losses recognized in other comprehensive income (loss) includes: (i) the portion of other-than-temporary impairment losses related to factors other than credit recognized during the period and
(ii) reclassifications of other-than-temporary impairment losses previously determined to be related to factors other than credit that are determined to be credit-related in the current period. The amount presented on the Consolidated Statements of Income as the portion of other-than-temporary losses recognized in other comprehensive income (loss) excludes subsequent increases and decreases in the fair value of these securities.

For all securities that are considered temporarily impaired, RiverSource Life does not intend to sell these securities (has not made a decision to sell) and it is not more likely than not that RiverSource Life will be required to sell the security before recovery of its amortized cost basis. RiverSource Life believes that it will collect all principal and interest due on all investments that have amortized cost in excess of fair value that are considered only temporarily impaired.

Factors RiverSource Life considers in determining whether declines in the fair value of fixed-maturity securities are other-than-temporary include: (i) the extent to which the market value is below amortized cost; (ii) the duration of time in which there has been a significant decline in value; (iii) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer; and (iv) market events that could impact credit ratings, economic and business climate, litigation and government actions, and similar external business factors. In order to determine the amount of the credit loss component for corporate debt securities considered other-than-temporarily impaired, a best estimate of the present value of cash flows expected to be collected discounted at the security's effective interest rate is compared to the amortized cost basis of the security. The significant inputs to cash flow projections consider potential debt restructuring terms, projected cash flows available to pay creditors and RiverSource Life's position in the debtor's overall capital structure.

For structured investments (e.g., residential mortgage backed securities, commercial mortgage backed securities, asset backed securities and other structured investments), RiverSource Life also considers factors such as overall deal structure and its position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections in assessing potential other-than-temporary impairments of these investments.

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Based upon these factors, securities that have indicators of potential other-than-temporary impairment are subject to detailed review by management. Securities for which declines are considered temporary continue to be carefully monitored by management. For the year ended December 31, 2009, certain non-agency residential mortgage backed securities were deemed other-than-temporarily impaired. Generally, the credit loss component for the non-agency residential mortgage backed securities is determined as the amount the amortized cost basis exceeds the present value of the projected cash flows expected to be collected. Significant inputs considered in these projections are consistent with the factors considered in assessing potential other-than-temporary impairment for these investments. Current contractual interest rates considered in these cash flow projections are used to calculate the discount rate used to determine the present value of the expected cash flows.

Commercial Mortgage Loans, Net
Commercial mortgage loans, net, reflect principal amounts outstanding less the allowance for loan losses. The allowance for loan losses is primarily based on RiverSource Life's past loan loss experience, known and inherent risks in the portfolio, composition of the loan portfolio, current economic conditions, and other relevant factors. Loans in this portfolio are generally smaller balance and homogeneous in nature and accordingly RiverSource Life follows accounting guidance on contingencies when establishing necessary reserves for losses inherent in the portfolio. For larger balance or restructured loans that are collateral dependent, the allowance is based on the fair value of collateral. Management regularly evaluates the adequacy of the allowance for loan losses and believes it is adequate to absorb estimated losses in the portfolio.

RiverSource Life generally stops accruing interest on commercial mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectability of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

Policy Loans
Policy loans include life insurance policy and annuity loans. These loans are carried at the aggregate of the unpaid loan balances, which do not exceed the cash surrender values of underlying products, plus accrued interest.

Trading Securities and Other Investments
Included in trading securities and other investments are separate account and mutual fund seed money, equity method investments, trading bonds, interests in affordable housing partnerships and below investment grade syndicated bank loans. Separate account and mutual fund seed money is carried at fair value with changes in value recognized within net investment income. Affordable housing partnerships are accounted for under the equity method. Below investment grade syndicated bank loans reflect amortized cost less allowance for losses.

CASH AND CASH EQUIVALENTS
Cash equivalents include highly liquid investments with original maturities of 90 days or less.

RESTRICTED CASH
Total restricted cash at December 31, 2009 and 2008 was $184 million and nil, respectively, consisting of cash that is pledged to counterparties.

REINSURANCE
RiverSource Life cedes significant amounts of insurance risk to other insurers under reinsurance agreements. Reinsurance premiums paid and benefits received are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Traditional life, long term care ("LTC") and DI reinsurance premium, net of the change in any prepaid reinsurance asset, is reported as a reduction of premiums. Fixed and variable universal life reinsurance premium is reported as a reduction of policy and contract charges. Reinsurance recoveries are reported as components of benefits, claims, losses and settlement expenses.

Insurance liabilities are reported before the effects of reinsurance. Future policy benefits and policy claims and other policyholders' funds recoverable under reinsurance contracts are recorded as reinsurance recoverables.

RiverSource Life also assumes life insurance and fixed annuity business from other insurers in limited circumstances. Reinsurance premiums received and benefits paid are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Liabilities for assumed business are recorded within future policy benefits.

See Note 7 for additional information on reinsurance.

LAND, BUILDINGS, EQUIPMENT AND SOFTWARE
Land, buildings, equipment and internally developed or purchased software are carried at cost less accumulated depreciation or amortization and are reflected within other assets. RiverSource Life generally uses the straight-line method of depreciation and

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amortization over periods ranging from three to 30 years. During 2009, RiverSource Life received a non-cash capital contribution of $131 million comprised of two buildings and the related land from Ameriprise Financial.

At December 31, 2009 and 2008, land, buildings, equipment and software were $190 million and $43 million, respectively, net of accumulated depreciation of $52 million and $9 million, respectively. Depreciation and amortization expense for the years ended December 31, 2009, 2008 and 2007 was $8 million, $5 million and $1 million, respectively.

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES
Freestanding derivative instruments are recorded at fair value and are reflected in other assets or other liabilities. See Note 11 for information regarding RiverSource Life's fair value measurement of derivative instruments. The accounting for changes in the fair value of a derivative instrument depends on its intended use and the resulting hedge designation, if any. RiverSource Life primarily uses derivatives as economic hedges that are not designated as accounting hedges or do not qualify for hedge accounting treatment. RiverSource Life occasionally designates derivatives as (i) hedges of changes in the fair value of assets, liabilities, or firm commitments ("fair value hedges") or (ii) hedges of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedges").

RiverSource Life's policy is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement.

For derivative instruments that do not qualify for hedge accounting or are not designated as hedges, changes in fair value are recognized in current period earnings. Changes in fair value of derivatives are presented in the Consolidated Statements of Income based on the nature and use of the instrument. Changes in derivatives used as economic hedges are presented in the Consolidated Statements of Income with the corresponding change in the hedged asset or liability.

For derivative instruments that qualify as fair value hedges, changes in the fair value of the derivatives, as well as of the hedged risk within the corresponding hedged assets, liabilities or firm commitments, are recognized in current earnings. If a fair value hedge designation is removed or the hedge is terminated prior to maturity, previous adjustments to the carrying value of the hedged item are recognized into earnings over the remaining life of the hedged item.

For derivative instruments that qualify as cash flow hedges, the effective portions of the gain or loss on the derivative instruments are reported in accumulated other comprehensive income (loss) and reclassified into earnings when the hedged item or transaction impacts earnings. The amount that is reclassified into earnings is presented in the Consolidated Statements of Income with the hedged instrument or transaction impact. Any ineffective portion of the gain or loss is reported currently in earnings as a component of net investment income. If a hedge designation is removed or a hedge is terminated prior to maturity, the amount previously recorded in accumulated other comprehensive income (loss) is recognized into earnings over the period that the hedged item impacts earnings. For any hedge relationships that are discontinued because the forecasted transaction is not expected to occur according to the original strategy, any related amounts previously recorded in accumulated other comprehensive income (loss) are recognized in earnings immediately.

See Note 15 for information regarding the impact of derivatives on the Consolidated Statements of Income.

Derivative instruments that are entered into for hedging purposes are designated as such at the time RiverSource Life enters into the contract. For all derivative instruments that are designated for hedging activities, RiverSource Life formally documents all of the hedging relationships between the hedge instruments and the hedged items at the inception of the relationships. Management also formally documents its risk management objectives and strategies for entering into the hedge transactions. RiverSource Life formally assesses, at inception and on a quarterly basis, whether derivatives designated as hedges are highly effective in offsetting the fair value or cash flows of hedged items. If it is determined that a derivative is no longer highly effective as a hedge, RiverSource Life will discontinue the application of hedge accounting.

The equity component of equity indexed annuity obligations is considered an embedded derivative. Additionally, certain annuities contain guaranteed minimum accumulation benefit ("GMAB") and guaranteed minimum withdrawal benefit ("GMWB") provisions. The GMAB and the non-life contingent benefits associated with GMWB provisions are also considered embedded derivatives. The fair value of embedded derivatives associated with annuities is included in future policy benefits. The change in the fair value of the equity indexed annuity embedded derivatives is reflected in the interest credited to fixed accounts. The changes in the fair value of the GMWB and GMAB embedded derivatives are reflected in benefits, claims, losses and settlement expenses.

DEFERRED ACQUISITION COSTS
DAC represents the cost of acquiring new business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity and insurance products. These costs are deferred to the extent they are recoverable from future profits or premiums. The DAC associated with insurance or annuity contracts that are

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significantly modified or internally replaced with another contract are accounted for as contract terminations. These transactions are anticipated in establishing amortization periods and other valuation assumptions.

Direct sales commissions and other costs deferred as DAC is amortized over time. For annuity and universal life ("UL") contracts, DAC is amortized based on projections of estimated gross profits over amortization periods equal to the approximate life of the business. For other insurance products, DAC is generally amortized as a percentage of premiums over amortization periods equal to the premium-paying period.

For annuity and UL insurance products, the assumptions made in projecting future results and calculating the DAC balance and DAC amortization expense are management's best estimates. Management is required to update these assumptions whenever it appears that, based on actual experience or other evidence, earlier estimates should be revised. When assumptions are changed, the percentage of estimated gross profits used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in the DAC balance and an increase in DAC amortization expense, while a decrease in amortization percentage will result in an increase in the DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

For other life, DI and LTC insurance products, the assumptions made in calculating the DAC balance and DAC amortization expense are consistent with those used in determining the liabilities and therefore are intended to provide for adverse deviations in experience and are revised only if management concludes experience will be so adverse that DAC is not recoverable. If management concludes that DAC is not recoverable, DAC is reduced to the amount that is recoverable based on best estimate assumptions and there is a corresponding expense recorded in RiverSource Life's Consolidated Statements of Income.

For annuity, life, DI and LTC insurance products, key assumptions underlying these long-term projections include interest rates (both earning rates on invested assets and rates credited to contractholder and policyholder accounts), equity market performance, mortality and morbidity rates and the rates at which policyholders are expected to surrender their contracts, make withdrawals from their contracts and make additional deposits to their contracts. Assumptions about earned and credited interest rates are the primary factors used to project interest margins, while assumptions about equity and bond market performance are the primary factors used to project client asset value growth rates, and assumptions about surrenders, withdrawals and deposits comprise projected persistency rates. Management must also make assumptions to project maintenance expenses associated with servicing its annuity and insurance businesses during the DAC amortization period.

The client asset value growth rates are the rates at which variable annuity and variable universal life ("VUL") insurance contract values invested in separate accounts are assumed to appreciate in the future. The rates used vary by equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to client asset value growth rates on a regular basis. RiverSource Life typically uses a five-year mean reversion process as a guideline in setting near-term equity asset growth rates based on a long-term view of financial market performance as well as recent actual performance. The suggested near-term growth rate is reviewed to ensure consistency with management's assessment of anticipated equity market performance. In 2009, management continued to follow the mean reversion process, decreasing near-term equity asset growth rates to reflect the positive market. DAC amortization expense recorded in a period when client asset value growth rates exceed management's near-term estimate will typically be less than in a period when growth rates fall short of management's near-term estimate.

RiverSource Life monitors other principal DAC amortization assumptions, such as persistency, mortality, morbidity, interest margin and maintenance expense levels each quarter and, when assessed independently, each could impact RiverSource Life's DAC balances.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions described previously. Unless management identifies a significant deviation over the course of its quarterly monitoring, management reviews and updates these DAC amortization assumptions annually in the third quarter of each year.

DEFERRED SALES INDUCEMENT COSTS
DSIC consist of bonus interest credits and premium credits added to certain annuity contract and insurance policy values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC. The amortization of DSIC is recorded in benefits, claims, losses and settlement expenses.

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SEPARATE ACCOUNT ASSETS AND LIABILITIES
Separate account assets and liabilities are primarily funds held for the exclusive benefit of variable annuity contractholders and variable life insurance policyholders. RiverSource Life receives mortality and expense risk and other fees, guarantee fees and cost of insurance charges from the related accounts.

FUTURE POLICY BENEFITS AND POLICY CLAIMS AND OTHER POLICYHOLDERS' FUNDS

Fixed Annuities and Variable Annuity Guarantees
Future policy benefits and policy claims and other policyholders' funds related to fixed annuities and variable annuity guarantees include liabilities for fixed account values on fixed and variable deferred annuities, guaranteed benefits associated with variable annuities, equity indexed annuities and fixed annuities in a payout status.

Liabilities for fixed account values on fixed and variable deferred annuities are equal to accumulation values, which are the cumulative gross deposits and credited interest less withdrawals and various charges.

The majority of the variable annuity contracts offered by RiverSource Life contain guaranteed minimum death benefit ("GMDB") provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. RiverSource Life also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings, which are referred to as gain gross-up ("GGU") benefits. In addition, RiverSource Life offers contracts containing GMWB and GMAB provisions and, until May 2007, RiverSource Life offered contracts containing guaranteed minimum income benefit ("GMIB") provisions.

In determining the liabilities for GMDB, GMIB and the life contingent benefits associated with GMWB, RiverSource Life projects these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency and investment margins and are consistent with those used for DAC asset valuation for the same contracts. As with DAC, management reviews, and where appropriate, adjusts its assumptions each quarter. Unless management identifies a material deviation over the course of quarterly monitoring, management reviews and updates these assumptions annually in the third quarter of each year.

The GMDB liability is determined by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated meaningful life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

If elected by the contract owner and after a stipulated waiting period from contract issuance, a GMIB guarantees a minimum lifetime annuity based on a specified rate of contract accumulation value growth and predetermined annuity purchase rates. The GMIB liability is determined each period by estimating the expected value of annuitization benefits in excess of the projected contract accumulation value at the date of annuitization and recognizing the excess over the estimated meaningful life based on expected assessments.

The embedded derivatives related to GMAB and the non-life contingent benefits associated with GMWB provisions are recorded at fair value. See Note 11 for information regarding the fair value measurement of embedded derivatives. The liability for the life contingent benefits associated with GMWB provisions is determined in the same way as the GMDB liability. The changes in both the fair values of the GMWB and GMAB embedded derivatives and the liability for life contingent benefits are reflected in benefits, claims, losses and settlement expenses.

Liabilities for equity indexed annuities are equal to the accumulation of host contract values covering guaranteed benefits and the fair value of embedded equity options.

Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates, ranging from 4.6% to 9.5% at December 31, 2009, depending on year of issue, with an average rate of approximately 5.7%.

Life, Disability Income and Long Term Care Insurance
Future policy benefits and policy claims and other policyholders' funds related to life, DI and LTC insurance include liabilities for fixed account values on fixed and variable universal life policies, liabilities for unpaid amounts on reported claims, estimates of benefits payable on claims incurred but not yet reported and estimates of benefits that will become payable on term life, whole life, DI and LTC policies as claims are incurred in the future.

Liabilities for fixed account values on fixed and variable universal life insurance are equal to accumulation values. Accumulation values are the cumulative gross deposits and credited interest less various contractual expense and mortality charges and less amounts withdrawn by policyholders.

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Liabilities for unpaid amounts on reported life insurance claims are equal to the death benefits payable under the policies. Liabilities for unpaid amounts on reported DI and LTC claims include any periodic or other benefit amounts due and accrued, along with estimates of the present value of obligations for continuing benefit payments. These amounts are calculated based on claim continuance tables which estimate the likelihood an individual will continue to be eligible for benefits. Present values are calculated at interest rates established when claims are incurred. Anticipated claim continuance rates are based on established industry tables, adjusted as appropriate for RiverSource Life's experience. Interest rates used with DI claims ranged from 3.0% to 8.0% at December 31, 2009, with an average rate of 4.7%. Interest rates used with LTC claims ranged from 4.0% to 7.0% at December 31, 2009, with an average rate of 4.1%.

Liabilities for estimated benefits payable on claims that have been incurred but not yet reported are based on periodic analysis of the actual time lag between when a claim occurs and when it is reported.

Liabilities for estimates of benefits that will become payable on future claims on term life, whole life, DI and LTC policies are based on the net level premium method, using anticipated premium payments, mortality and morbidity rates, policy persistency and interest rates earned on assets supporting the liability. Anticipated mortality and morbidity rates are based on established industry mortality and morbidity tables, with modifications based on RiverSource Life's experience. Anticipated premium payments and persistency rates vary by policy form, issue age, policy duration and certain other pricing factors. Anticipated interest rates for term and whole life ranged from 4.0% to 10.0% at December 31, 2009, depending on policy form, issue year and policy duration. Anticipated interest rates for DI vary by plan and were 7.5% and 6.0% at policy issue grading to 5.0% over five years and 4.5% over 20 years, respectively. Anticipated interest rates for LTC policy reserves can vary by plan and year and ranged from 5.8% to 9.4% at December 31, 2009.

Where applicable, benefit amounts expected to be recoverable from reinsurance companies who share in the risk are separately recorded as reinsurance recoverables.

SOURCES OF REVENUE
RiverSource Life's principal sources of revenue include premium revenues, net investment income and policy and contract charges.

Premium Revenues
Premium revenues include premiums on traditional life, DI and LTC insurance products and immediate annuities with a life contingent feature. Premiums on traditional life, DI and LTC insurance are net of reinsurance ceded and are recognized as revenue when due.

Net Investment Income
Net investment income primarily includes interest income on fixed maturity securities classified as Available-for-Sale, commercial mortgage loans and policy loans, other investments and cash and cash equivalents; the changes in fair value of trading securities and certain derivatives; and the pro-rata share of net income or loss on equity method investments. Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale and commercial mortgage loans so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term.

Policy and Contract Charges
Policy and contract charges include mortality and expense risk fees and certain charges assessed on annuities and fixed and variable universal life insurance, such as cost of insurance, net of reinsurance premiums for universal life insurance products, and administrative and surrender charges. Mortality and expense risk fees include risk, management and administration fees, which are generated directly and indirectly from RiverSource Life's separate account assets. Cost of insurance charges on fixed and variable universal life insurance and contract charges and surrender charges on annuities and universal and variable universal life insurance are recognized as revenue when collected.

Net Realized Investment Gains (Losses)
Realized gains and losses on the sale of securities are recognized using the specific identification method, on a trade date basis, and charges for investments determined to be other-than-temporarily impaired and related to credit losses.

OTHER INSURANCE AND OPERATING EXPENSES
Other insurance and operating expenses primarily include expenses allocated to RiverSource Life from its parent, Ameriprise Financial, for RiverSource Life's share of compensation, professional and consultant fees and expenses associated with information technology and communications, facilities and equipment, advertising and promotion and legal and regulatory costs.

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INCOME TAXES
As a result of the Separation of Ameriprise Financial from American Express, RiverSource Life will not be able to file a consolidated U.S. federal income tax return with other members of Ameriprise Financial's affiliated group until 2010. RiverSource Life's provision for income taxes represents the net amount of income taxes that it expects to pay or to receive from various taxing jurisdictions in connection with its operations. RiverSource Life provides for income taxes based on amounts that it believes it will ultimately owe taking into account the recognition and measurement for uncertain tax positions. Inherent in the provision for income taxes are estimates and judgments regarding the tax treatment of certain items.

In connection with the provision for income taxes, the consolidated financial statements reflect certain amounts related to deferred tax assets and liabilities, which result from temporary differences between the assets and liabilities measured for financial statement purposes versus the assets and liabilities measured for tax return purposes. Among RiverSource Life's deferred tax assets is a significant deferred tax asset relating to capital losses that have been recognized for financial statement purposes but not yet for tax return purposes. Under current U.S. federal income tax law, capital losses generally must be used against capital gain income within five years of the year in which the capital losses are recognized for tax purposes.

RiverSource Life is required to establish a valuation allowance for any portion of its deferred tax assets that management believes will not be realized. Significant judgment is required in determining if a valuation allowance should be established and the amount of such allowance if required. Factors used in making this determination include estimates relating to the performance of the business including the ability to generate capital gains. Consideration is given to, among other things in making this determination: (i) future taxable income exclusive of reversing temporary differences and carryforwards; (ii) future reversals of existing taxable temporary differences; (iii) taxable income in prior carryback years; and (iv) tax planning strategies.

3. RECENT ACCOUNTING PRONOUNCEMENTS

ADOPTION OF NEW ACCOUNTING STANDARDS

Accounting and Reporting for Decreases in Ownership of a Subsidiary
In January 2010, the Financial Accounting Standards Board ("FASB") updated the accounting standards to clarify the accounting and disclosure requirements for changes in the ownership percentage of a subsidiary. The additional disclosures primarily relate to instances when a subsidiary is deconsolidated or a group of assets is derecognized. The additional disclosures primarily relate to fair value considerations, the parent's involvement with the deconsolidated entity and related party considerations. The standard is effective for the first interim or annual reporting period ending after December 15, 2009. RiverSource Life adopted the standard in the fourth quarter of 2009. The adoption did not have any effect on RiverSource Life's consolidated financial condition and results of operations.

Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)
In September 2009, the FASB updated the accounting standards to allow for net asset value ("NAV") to be used as a practical expedient in estimating the fair value of alternative investments without readily determinable fair values. The standard also requires additional disclosure by major category of investment related to restrictions on the investor's ability to redeem the investment as of the measurement date, unfunded commitments and the investment strategies of the investees. The disclosures are required for all investments within the scope of the standard regardless of whether the fair value of the investment is measured using the NAV or another method. The standard is effective for interim and annual periods ending after December 15, 2009, with early adoption permitted. RiverSource Life adopted the standard in the fourth quarter of 2009. The adoption did not have a material effect on RiverSource Life's consolidated financial condition and results of operations.

Measuring Liabilities at Fair Value
In August 2009, the FASB updated the accounting standards to provide additional guidance on estimating the fair value of a liability. The standard is effective for the first reporting period, including interim periods, beginning after issuance. RiverSource Life adopted the standard in the fourth quarter of 2009. The adoption did not have a material effect on RiverSource Life's consolidated financial condition and results of operations.

The Hierarchy of GAAP
In June 2009, the FASB established the FASB Accounting Standards Codification(TM) ("Codification") as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The Codification supersedes existing nongrandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective on July 1, 2009. The Codification did not have a material effect on RiverSource Life's consolidated financial condition and results of operations.

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Subsequent Events
In May 2009, the FASB updated the accounting standards on the recognition and disclosure of subsequent events. The standard also requires the disclosure of the date through which subsequent events were evaluated. The standard is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. RiverSource Life adopted the standard in the second quarter of 2009. The adoption did not have a material effect on RiverSource Life's consolidated financial condition and results of operations.

Fair Value
In April 2009, the FASB updated the accounting standards to provide guidance on estimating the fair value of a financial asset or liability when the trade volume and level of activity for the asset or liability have significantly decreased relative to historical levels. The standard requires entities to disclose the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, debt and equity securities as defined by GAAP shall be disclosed by major category. This standard is effective for interim and annual reporting periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009, and is to be applied prospectively. RiverSource Life early adopted the standard in the first quarter of 2009. The adoption did not have a material effect on RiverSource Life's consolidated financial condition and results of operations.

In September 2006, the FASB updated the accounting standards to define fair value, establish a framework for measuring fair value and expand disclosures about fair value measurements. RiverSource Life adopted the standard effective January 1, 2008 and recorded a cumulative effect reduction to the opening balance of retained earnings of $30 million, net of DAC and DSIC amortization and income taxes. This reduction to retained earnings was related to adjusting the fair value of certain derivatives RiverSource Life uses to hedge its exposure to market risk related to certain variable annuity riders. Prior to January 1, 2008, RiverSource Life recorded these derivatives in accordance with accounting guidance for derivative contracts held for trading purposes and contracts involved in energy trading and risk management activities. The new standard nullifies the previous guidance and requires these derivatives to be marked to the price RiverSource Life would receive to sell the derivatives to a market participant (an exit price). The adoption of the standard also resulted in adjustments to the fair value of RiverSource Life's embedded derivative liabilities associated with certain variable annuity riders. Since there is no market for these liabilities, RiverSource Life considered the assumptions participants in a hypothetical market would make to determine an exit price. As a result, RiverSource Life adjusted the valuation of these liabilities by updating certain policyholder assumptions, adding explicit margins to provide for profit, risk, and expenses, and adjusting the rate used to discount expected cash flows to reflect a current market estimate of RiverSource Life's risk of nonperformance specific to these liabilities. These adjustments resulted in an adoption impact of a $4 million increase in earnings, net of DAC and DSIC amortization and income taxes, at January 1, 2008. The nonperformance risk component of the adjustment is specific to the risk of RiverSource Life not fulfilling these liabilities. As RiverSource Life's estimate of this credit spread widens or tightens, the liability will decrease or increase.

Recognition and Presentation of Other-Than-Temporary Impairments
In April 2009, the FASB updated the accounting standards for the recognition and presentation of other-than-temporary impairments. The standard amends existing guidance on other-than-temporary impairments for debt securities and requires that the credit portion of other-than-temporary impairments be recorded in earnings and the noncredit portion of losses be recorded in other comprehensive income (loss) when the entity does not intend to sell the security and it is more likely than not that the entity will not be required to sell the security prior to recovery of its cost basis. The standard requires separate presentation of both the credit and noncredit portions of other-than-temporary impairments on the financial statements and additional disclosures. This standard is effective for interim and annual reporting periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009. At the date of adoption, the portion of previously recognized other-than-temporary impairments that represent the noncredit related loss component shall be recognized as a cumulative effect of adoption with an adjustment to the opening balance of retained earnings with a corresponding adjustment to accumulated other comprehensive income (loss). RiverSource Life adopted the standard in the first quarter of 2009 and recorded a cumulative effect increase to the opening balance of retained earnings of $38 million, net of DAC and DSIC amortization, certain benefit reserves and income taxes, and a corresponding increase to accumulated other comprehensive loss, net of impacts to DAC and DSIC amortization, certain benefit reserves and income taxes. See Note 4 for RiverSource Life's required disclosures.

Disclosures about Derivative Instruments and Hedging Activities
In March 2008, the FASB updated the accounting standards for disclosures about derivative instruments and hedging activities. The standard intends to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures about their impact on an entity's financial position, financial performance, and cash flows. The standard requires disclosures regarding the objectives for using derivative instruments, the fair value of derivative instruments and their related gains and losses, and the accounting for derivatives and related hedged items. The standard is effective for fiscal years and

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

interim periods beginning after November 15, 2008, with early adoption permitted. RiverSource Life applied the new disclosure requirements in the first quarter of 2009. See Note 15 for the required disclosures.

Noncontrolling Interests in Consolidated Financial Statements
In December 2007, the FASB updated the accounting standards for noncontrolling interests in consolidated financial statements to establish the accounting and reporting for ownership interest in subsidiaries not attributable, directly or indirectly, to a parent. The standard requires noncontrolling (minority) interests to be classified as equity (instead of as a liability) within the Consolidated Balance Sheets, and net income (loss) attributable to both the parent and the noncontrolling interests to be disclosed on the face of the Consolidated Statements of Income. The standard is effective for fiscal years beginning after December 15, 2008, and interim periods within those years with early adoption prohibited. The provisions of the standard are to be applied prospectively, except for the presentation and disclosure requirements which are to be applied retrospectively to all periods presented. RiverSource Life adopted the new standard as of January 1, 2009 and there was no impact on its consolidated financial condition and results of operations.

Uncertainty in Income Taxes
In June 2006, the FASB updated the accounting standards related to uncertainty in income taxes. The standard prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The standard also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. RiverSource Life adopted the standard as of January 1, 2007. The effect of adopting the standard on RiverSource Life's consolidated financial condition and results of operations was not material.

DAC Costs in Connection With Modifications or Exchanges of Insurance Contracts In September 2005, the accounting standards related to DAC in connection with modifications or exchanges of insurance contracts were updated. The standard provides clarifying guidance on accounting for DAC associated with an insurance or annuity contract that is significantly modified or is internally replaced with another contract. Prior to adoption, RiverSource Life accounted for many of these transactions as contract continuations and continued amortizing existing DAC against revenue for the new or modified contract. Effective January 1, 2007, RiverSource Life adopted the standard resulting in these transactions being prospectively accounted for as contract terminations. Consistent with this, RiverSource Life now anticipates these transactions in establishing amortization periods and other valuation assumptions. As a result of adopting the standard, RiverSource Life recorded as a cumulative change in accounting principle $206 million, reducing DAC by $204 million, DSIC by $11 million and liabilities for future policy benefits by $9 million. The after-tax decrease to retained earnings for these changes was $134 million.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

Fair Value
In January 2010, the FASB updated the accounting standards related to disclosure about fair value measurements. The standard expands the current disclosure requirements to include additional detail about significant transfers between Levels 1 and 2 within the fair value hierarchy and presenting activity in the rollforward of Level 3 activity on a gross basis. The standard also clarifies existing disclosure requirements related to the level of disaggregation to be used for assets and liabilities as well as disclosures about the inputs and valuation techniques used to measure fair value. The standard is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosure requirements related to the Level 3 rollforward, which are effective for interim and annual periods beginning after December 15, 2010. RiverSource Life will adopt the standard in the first quarter of 2010 except for the additional disclosures related to the Level 3 rollforward, which RiverSource Life will adopt in the first quarter of 2011. The adoption of the standard will not impact RiverSource Life's consolidated financial condition and results of operations.

Consolidation of Variable Interest Entities
In June 2009, the FASB updated the accounting standards related to the consolidation of variable interest entities. The standard amends current consolidation guidance and requires additional disclosures about an enterprise's involvement in VIEs. The standard is effective for interim and annual reporting periods beginning after November 15, 2009, with early adoption prohibited. RiverSource Life does not expect the adoption to have a material effect on its consolidated financial condition and results of operations.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

4. INVESTMENTS

Available-for-Sale securities distributed by type were as follows:

                                                                          DECEMBER 31, 2009
                                                --------------------------------------------------------------------
                                                                  GROSS         GROSS
                                                  AMORTIZED    UNREALIZED    UNREALIZED       FAIR       NON-CREDIT
DESCRIPTION OF SECURITIES (IN MILLIONS)             COST          GAINS        LOSSES         VALUE        OTTI(1)
--------------------------------------------------------------------------------------------------------------------
Fixed maturities:
Corporate debt securities                          $14,245       $  855         $(106)       $14,994        $  1
Residential mortgage backed securities               5,249          185          (238)         5,196         (41)
Commercial mortgage backed securities                3,874          182           (16)         4,040          --
Asset backed securities                                877           32           (29)           880          --
State and municipal obligations                        647           12           (46)           613          --
U.S. government and agencies obligations               152            7            (1)           158          --
Foreign government bonds and obligations                94           14            (1)           107          --
Other structured investments                             4            7            --             11           7
--------------------------------------------------------------------------------------------------------------------
  Total fixed maturities                            25,142        1,294          (437)        25,999         (33)
Common and preferred stocks                             30           --            (7)            23          --
--------------------------------------------------------------------------------------------------------------------
  Total                                            $25,172       $1,294         $(444)       $26,022        $(33)
====================================================================================================================



(1) Represents the amount of other-than-temporary impairment losses in Accumulated Other Comprehensive Income, which starting January 1, 2009, were not included in earnings. Amount includes unrealized gains and losses on impaired securities subsequent to the impairment date. These amounts are included in gross unrealized gains and losses at December 31, 2009.

                                                                          DECEMBER 31, 2008
                                                       ------------------------------------------------------
                                                                         GROSS         GROSS
                                                         AMORTIZED    UNREALIZED    UNREALIZED       FAIR
DESCRIPTION OF SECURITIES (IN MILLIONS)                    COST          GAINS        LOSSES         VALUE
-------------------------------------------------------------------------------------------------------------
Fixed maturities:
Corporate debt securities                                 $12,030        $ 86         $(1,123)      $10,993
Residential mortgage backed securities                      3,697          59            (220)        3,536
Commercial mortgage backed securities                       2,582          35            (174)        2,443
Asset backed securities                                       682           4             (60)          626
State and municipal obligations                               164           1             (20)          145
U.S. government and agencies obligations                      200          11              --           211
Foreign government bonds and obligations                       95          16              (4)          107
Other structured investments                                    2           7              --             9
-------------------------------------------------------------------------------------------------------------
  Total fixed maturities                                   19,452         219          (1,601)       18,070
Common and preferred stocks                                    30          --             (14)           16
-------------------------------------------------------------------------------------------------------------
  Total                                                   $19,482        $219         $(1,615)      $18,086
=============================================================================================================



At December 31, 2009 and 2008, fixed maturity securities comprised approximately 88% and 82%, respectively, of RiverSource Life's total investments. These securities were rated by Moody's Investors Service ("Moody's"), Standard & Poor's Ratings Services ("S&P") and Fitch Ratings Ltd. ("Fitch"), except for approximately $1.1 billion of securities at both December 31, 2009 and 2008, which were rated by RiverSource Investments, LLC's internal analysts using criteria similar to Moody's, S&P and Fitch. Ratings on fixed maturity securities are presented using the median of ratings from Moody's, S&P and Fitch. If only two of the ratings are available, the lower rating is used. A summary of fixed maturity securities by rating was as follows:

                                                    DECEMBER 31, 2009                         DECEMBER 31, 2008
                                        ----------------------------------------------------------------------------------
                                                                     PERCENT OF                                PERCENT OF
RATINGS (IN MILLIONS, EXCEPT              AMORTIZED       FAIR       TOTAL FAIR     AMORTIZED       FAIR       TOTAL FAIR
PERCENTAGES)                                COST          VALUE         VALUE         COST          VALUE         VALUE
--------------------------------------------------------------------------------------------------------------------------
AAA                                        $ 9,194       $ 9,520          37%        $ 7,038       $ 6,779          38%
AA                                           1,081         1,084           4           1,071         1,017           6
A                                            4,182         4,326          17           4,132         3,883          21
BBB                                          9,276         9,826          38           5,901         5,388          30
Below investment grade                       1,409         1,243           4           1,310         1,003           5
--------------------------------------------------------------------------------------------------------------------------
  Total fixed maturities                   $25,142       $25,999         100%        $19,452       $18,070         100%
==========================================================================================================================



At December 31, 2009 and 2008, approximately 19% and 44%, respectively, of the securities rated AAA were GNMA, FNMA and FHLMC mortgage backed securities. No holdings of any other issuer were greater than 10% of shareholder's equity.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

The following tables provide information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position:


                                                                DECEMBER 31, 2009
(IN MILLIONS, EXCEPT    ------------------------------------------------------------------------------------------------
NUMBER OF SECURITIES)              LESS THAN 12 MONTHS                        12 MONTHS OR MORE                 TOTAL
------------------------------------------------------------------------------------------------------------------------
DESCRIPTION OF            NUMBER OF       FAIR       UNREALIZED     NUMBER OF       FAIR       UNREALIZED     NUMBER OF
SECURITIES               SECURITIES       VALUE        LOSSES      SECURITIES       VALUE        LOSSES      SECURITIES
------------------------------------------------------------------------------------------------------------------------
Corporate debt
  securities                 133         $1,088         $(18)          165         $1,313         $ (88)         298
Residential mortgage
  backed securities           43          1,184          (34)           68            363          (204)         111
Commercial mortgage
  backed securities           33            353           (4)           26            297           (12)          59
Asset backed
  securities                   7             70           (1)           18             87           (28)          25
State and municipal
  obligations                 32            232           (9)            2             99           (37)          34
U.S. government and
  agencies
  obligations                  2             89           (1)           --             --            --            2
Foreign government
  bonds and
  obligations                 --             --           --             2              4            (1)           2
Other structured
  investments                 --             --           --             2             --            --            2
Common and preferred
  stock                       --             --           --             2             23            (7)           2
------------------------------------------------------------------------------------------------------------------------
  Total                      250         $3,016         $(67)          285         $2,186         $(377)         535
========================================================================================================================

                             DECEMBER 31, 2009
(IN MILLIONS, EXCEPT    --------------------------
NUMBER OF SECURITIES)              TOTAL
--------------------------------------------------
DESCRIPTION OF              FAIR       UNREALIZED
SECURITIES                  VALUE        LOSSES
--------------------------------------------------
Corporate debt
  securities               $2,401         $(106)
Residential mortgage
  backed securities         1,547          (238)
Commercial mortgage
  backed securities           650           (16)
Asset backed
  securities                  157           (29)
State and municipal
  obligations                 331           (46)
U.S. government and
  agencies
  obligations                  89            (1)
Foreign government
  bonds and
  obligations                   4            (1)
Other structured
  investments                  --            --
Common and preferred
  stock                        23            (7)
--------------------------------------------------
  Total                    $5,202         $(444)
==================================================





                                                                DECEMBER 31, 2008
(IN MILLIONS, EXCEPT    ------------------------------------------------------------------------------------------------
NUMBER OF SECURITIES)              LESS THAN 12 MONTHS                        12 MONTHS OR MORE                 TOTAL
------------------------------------------------------------------------------------------------------------------------
DESCRIPTION OF            NUMBER OF       FAIR       UNREALIZED     NUMBER OF       FAIR       UNREALIZED     NUMBER OF
SECURITIES               SECURITIES       VALUE        LOSSES      SECURITIES       VALUE        LOSSES      SECURITIES
------------------------------------------------------------------------------------------------------------------------
Corporate debt
  securities                 312         $5,086         $(372)         221         $3,309        $  (751)        533
Residential mortgage
  backed securities           34            305           (85)          52            466           (135)         86
Commercial mortgage
  backed securities           26            387           (23)          54            867           (151)         80
Asset backed
  securities                  17            187           (31)          15            124            (29)         32
State and municipal
  obligations                  2             17            (1)           2             78            (19)          4
U.S. government and
  agencies
  obligations                 --             --            --            1             11             --           1
Foreign government
  bonds and
  obligations                  7             20            (4)          --             --             --           7
Other structured
  investments                 --             --            --            2             --             --           2
Common and preferred
  stock                       --             --            --            2             16            (14)          2
------------------------------------------------------------------------------------------------------------------------
  Total                      398         $6,002         $(516)         349         $4,871        $(1,099)        747
========================================================================================================================

                             DECEMBER 31, 2008
(IN MILLIONS, EXCEPT    --------------------------
NUMBER OF SECURITIES)              TOTAL
--------------------------------------------------
DESCRIPTION OF              FAIR       UNREALIZED
SECURITIES                  VALUE        LOSSES
--------------------------------------------------
Corporate debt
  securities               $ 8,395       $(1,123)
Residential mortgage
  backed securities            771          (220)
Commercial mortgage
  backed securities          1,254          (174)
Asset backed
  securities                   311           (60)
State and municipal
  obligations                   95           (20)
U.S. government and
  agencies
  obligations                   11            --
Foreign government
  bonds and
  obligations                   20            (4)
Other structured
  investments                   --            --
Common and preferred
  stock                         16           (14)
--------------------------------------------------
  Total                    $10,873       $(1,615)
==================================================



As part of RiverSource Life's ongoing monitoring process, management determined that a majority of the gross unrealized losses on its Available-for-Sale securities are attributable to changes in credit spreads across sectors. The primary driver of lower unrealized losses in 2009 compared to 2008 was the tightening of credit spreads across sectors, partially offset by higher interest rates. In addition, a portion of the decrease in unrealized losses was offset by an increase due to the adoption of a new accounting standard effective January 1, 2009. RiverSource Life recorded a cumulative effect increase to the amortized cost of previously other-than-temporarily impaired investments that increased the gross unrealized losses on Available-for-Sale securities by $64 million. This impact is due to the impairment of Available-for-Sale securities recognized in other comprehensive income (loss) previously recognized through earnings for factors other than credit.

The following table presents a rollforward of the cumulative amounts recognized in the Consolidated Statements of Income for other-than-temporary impairments related to credit losses on securities for which a portion of the securities' total other-than-temporary impairments was recognized in other comprehensive income (loss):

                                                                                    (IN
                                                                                 MILLIONS)
-------------------------------------------------------------------------------------------
Beginning balance of credit losses on securities held for which a portion of other-than-temporary impairment was recognized in other comprehensive
  income                                                                           $102
Additional amount related to credit losses for which an other-than-temporary
  impairment was not previously recognized                                            7
Reductions for securities sold during the period (realized)                         (58)
Additional increases to the amount related to credit losses for which an
  other-than-temporary impairment was previously recognized                          31
-------------------------------------------------------------------------------------------
Ending balance of credit losses on securities held as of December 31, 2009 for which a portion of other-than-temporary impairment was recognized in
  other comprehensive income                                                       $ 82
===========================================================================================


RiverSource Life Insurance Company
--------------------------------------------------------------------------------

The change in net unrealized securities gains (losses) in other comprehensive income (loss) includes three components, net of tax: (i) unrealized gains (losses) that arose from changes in the market value of securities that were held during the period; (ii) (gains) losses that were previously unrealized, but have been recognized in current period net income due to sales of Available-for-Sale securities; and (iii) other items primarily consisting of adjustments in asset and liability balances, such as DAC, DSIC, benefit reserves and reinsurance recoverables, to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet dates. As a result of the adoption of a new accounting standard effective January 1, 2009, net unrealized investment gains (losses) arising during the period also includes other-than-temporary impairment losses on Available-for-Sale securities related to factors other than credit that were recognized in other comprehensive income (loss) during the period. Additionally, reclassification of (gains) losses included in net income contains noncredit other-than-temporary impairment losses that were previously unrealized, but have been recognized in current period net income due to their reclassification as credit losses.

The following table presents a rollforward of the net unrealized securities gains (losses) on Available-for-Sale securities included in accumulated other comprehensive income (loss):

                                                                                         ACCUMULATED
                                                                                            OTHER
                                                                                         COMPREHEN-
                                                                                         SIVE INCOME
                                                                                           (LOSS)
                                                                                         RELATED TO
                                                                 NET                         NET
                                                             UNREALIZED                  UNREALIZED
                                                             INVESTMENT                  INVESTMENT
                                                                GAINS       DEFERRED        GAINS
(IN MILLIONS)                                                 (LOSSES)     INCOME TAX     (LOSSES)
----------------------------------------------------------------------------------------------------
Balance at January 1, 2007                                     $  (258)       $  90        $  (168)
  Net unrealized investment gains arising during the
     period                                                        103          (36)            67
  Reclassification of gains included in net income                 (39)          14            (25)
  Impact on DAC, DSIC and benefit reserves                          15           (5)            10
----------------------------------------------------------------------------------------------------
Balance at December 31, 2007                                   $  (179)       $  63        $  (116)
  Net unrealized investment losses arising during the
     period                                                     (1,598)         559         (1,039)
  Reclassification of losses included in net income                431         (151)           280
  Impact on DAC, DSIC and benefit reserves                         303         (106)           197
----------------------------------------------------------------------------------------------------
Balance at December 31, 2008                                   $(1,043)       $ 365        $  (678)
  Cumulative effect of accounting change                           (58)(1)       20            (38)
  Net unrealized investment gains arising during the
     period                                                      2,378         (832)         1,546
  Reclassification of gains included in net income                 (73)          26            (47)
  Impact on DAC, DSIC, benefit reserves and reinsurance
     recoverables                                                 (566)         199           (367)
----------------------------------------------------------------------------------------------------
Balance at December 31, 2009                                   $   638        $(222)       $   416(2)
====================================================================================================



(1) Amount represents the cumulative effect of adopting a new accounting standard on January 1, 2009, net of DAC and DSIC amortization and certain benefit reserves. See Note 3 for additional information on the adoption impact.

(2) At December 31, 2009, Accumulated Other Comprehensive Income Related to Net Unrealized Investment Gains included $(16) million of noncredit related impairments on securities and net unrealized securities losses on previously impaired securities.

Net realized gains and losses on Available-for-Sale securities, determined using the specific identification method, recognized in net realized investment gains (losses) were as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN MILLIONS)                                                      2009          2008          2007
-------------------------------------------------------------------------------------------------------
Gross realized investment gains from sales                         $185          $  13         $ 64
Gross realized investment losses from sales                         (50)            (6)         (20)
Other-than-temporary impairments related to credit                  (62)          (440)          (4)


The $62 million of other-than-temporary impairments recognized in net realized investment gains (losses) in 2009 were related to credit losses on non-agency residential mortgage backed securities and corporate debt securities in the gaming industry and banking and finance industries. The $440 million of other-than-temporary impairments recognized in net realized investment gains (losses) in 2008 primarily to credit losses on non-agency residential mortgage backed securities, corporate debt securities primarily in the financial services industry and asset backed and other securities. The $4 million of other-than-temporary impairments recognized in net realized investment gains (losses) in 2007 related to corporate debt securities in the publishing and home building industries.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

Available-for-Sale securities by contractual maturity at December 31, 2009 were as follows:

                                                                         AMORTIZED
(IN MILLIONS)                                                              COST       FAIR VALUE
-------------------------------------------------------------------------------------------------
Due within one year                                                       $   738       $   751
Due after one year through five years                                       6,638         6,862
Due after five years through 10 years                                       4,786         5,062
Due after 10 years                                                          2,976         3,197
-------------------------------------------------------------------------------------------------
                                                                           15,138        15,872
-------------------------------------------------------------------------------------------------
Residential mortgage backed securities                                      5,249         5,196
Commercial mortgage backed securities                                       3,874         4,040
Asset backed securities                                                       877           880
Other structured investments                                                    4            11
Common and preferred stocks                                                    30            23
-------------------------------------------------------------------------------------------------
  Total                                                                   $25,172       $26,022
=================================================================================================



Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Residential mortgage backed securities, commercial mortgage backed securities, asset backed securities and other structured investments are not due at a single maturity date. As such, these securities, as well as common and preferred stocks, were not included in the maturities distribution.

At December 31, 2009 and 2008, bonds carried at $7 million and $6 million, respectively, were on deposit with various states as required by law.

Commercial Mortgage Loans, Net
The following is a summary of commercial mortgage loans:

                                                                              DECEMBER 31,
                                                                       --------------------------
(IN MILLIONS)                                                              2009          2008
-------------------------------------------------------------------------------------------------
Commercial mortgage loans                                                 $2,562        $2,754
Less: allowance for loan losses                                              (30)          (17)
-------------------------------------------------------------------------------------------------
Commercial mortgage loans, net                                            $2,532        $2,737
=================================================================================================



Commercial mortgage loans are first mortgages on real estate. RiverSource Life holds the mortgage documents, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreements. Commercial mortgage loan fundings are restricted by state insurance regulatory authorities to 80% or less of the market value of the real estate at the time of origination of the loan.

The balances of and changes in the allowance for loan losses were as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN MILLIONS)                                                      2009          2008          2007
-------------------------------------------------------------------------------------------------------
Balance at January 1                                                $17           $16          $ 37
Provision for loan losses                                            14             1           (21)
Foreclosures, write-offs and loan sales                              (1)           --            --
-------------------------------------------------------------------------------------------------------
Balance at December 31                                              $30           $17          $ 16
=======================================================================================================



Concentrations of credit risk of commercial mortgage loans by region were as follows:

                                                                            DECEMBER 31,
                                                       ------------------------------------------------------
(IN MILLIONS)                                                     2009                        2008
-------------------------------------------------------------------------------------------------------------
                                                        ON-BALANCE      FUNDING     ON-BALANCE      FUNDING
                                                           SHEET      COMMITMENTS      SHEET      COMMITMENTS
-------------------------------------------------------------------------------------------------------------
Commercial mortgage loans by U.S. region:
  Atlantic                                                $  835          $13         $  880          $ 3
  North Central                                              538           16            629           10
  Pacific                                                    487           13            463           20
  Mountain                                                   296           --            319           10
  South Central                                              248            8            287           --
  New England                                                158           --            176           --
-------------------------------------------------------------------------------------------------------------
                                                           2,562           50          2,754           43
Less: allowance for loan losses                              (30)          --            (17)          --
-------------------------------------------------------------------------------------------------------------
  Total                                                   $2,532          $50         $2,737          $43
=============================================================================================================


RiverSource Life Insurance Company
--------------------------------------------------------------------------------

Concentrations of credit risk of commercial mortgage loans by property type were as follows:

                                                                            DECEMBER 31,
                                                       ------------------------------------------------------
(IN MILLIONS)                                                     2009                        2008
-------------------------------------------------------------------------------------------------------------
                                                        ON-BALANCE      FUNDING     ON-BALANCE      FUNDING
                                                           SHEET      COMMITMENTS      SHEET      COMMITMENTS
-------------------------------------------------------------------------------------------------------------
Commercial mortgage loans by U.S. property type:
  Shopping centers and retail                             $  842          $16         $  869          $23
  Office buildings                                           702            6            777           18
  Industrial buildings                                       468           12            485            2
  Apartments                                                 340           --            383           --
  Hotels and motels                                           61           --             76           --
  Mixed use                                                   46           --             50           --
  Medical buildings                                           28           16             32           --
  Other                                                       75           --             82           --
-------------------------------------------------------------------------------------------------------------
                                                           2,562           50          2,754           43
Less: allowance for loan losses                              (30)          --            (17)          --
-------------------------------------------------------------------------------------------------------------
  Total                                                   $2,532          $50         $2,737          $43
=============================================================================================================



Commitments to fund commercial mortgages were made in the ordinary course of business. The funding commitments at December 31, 2009 and 2008 approximate fair value.

Below Investment Grade Syndicated Bank Loans, Net
The following is a summary of below investment grade syndicated bank loans:

                                                                              DECEMBER 31,
                                                                       --------------------------
(IN MILLIONS)                                                              2009          2008
-------------------------------------------------------------------------------------------------
Below investment grade syndicated bank loans                               $228          $260
Less: allowance for loan losses                                             (12)          (12)
-------------------------------------------------------------------------------------------------
Net below investment grade syndicated bank loans                           $216          $248
=================================================================================================



Below investment grade syndicated bank loans, which are included as a component of other investments, represent loans in which a group of lenders provide funds to borrowers. There is usually one originating lender which retains a small percentage and syndicates the remainder.

Trading Securities
Net recognized gains (losses) related to trading securities held at December 31, 2009, 2008 and 2007 were nil, $9 million and $(2) million, respectively.

Sources of Investment Income and Net Realized Investment Gains (Losses) Net investment income is summarized as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN MILLIONS)                                                      2009          2008          2007
-------------------------------------------------------------------------------------------------------
Income on fixed maturities                                        $1,371        $1,043        $1,187
Income on commercial mortgage loans                                  160           173           173
Trading securities and other investments                              35            55            82
-------------------------------------------------------------------------------------------------------
                                                                   1,566         1,271         1,442
Less: investment expenses                                            (40)          (19)          (18)
-------------------------------------------------------------------------------------------------------
  Total                                                           $1,526        $1,252        $1,424
=======================================================================================================



Net realized investment gains (losses) are summarized as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN MILLIONS)                                                      2009          2008          2007
-------------------------------------------------------------------------------------------------------
Fixed maturities                                                   $ 73          $(433)         $40
Commercial mortgage loans                                           (13)            (1)          --
Trading securities and other investments                             (1)            (8)          --
Reduction in the allowance for loan losses                           --             --           21
-------------------------------------------------------------------------------------------------------
  Total                                                            $ 59          $(442)         $61
=======================================================================================================


RiverSource Life Insurance Company
--------------------------------------------------------------------------------

5. VARIABLE INTEREST ENTITIES

RTA, a subsidiary of RiverSource Life Insurance Company, has variable interests in affordable housing partnerships for which it is not the primary beneficiary and, therefore, does not consolidate.

RTA's maximum exposure to loss as a result of its investment in the affordable housing partnerships is limited to the carrying values. The carrying values are reflected in trading securities and other investments and were $28 million and $54 million as of December 31, 2009 and 2008, respectively. RTA has no obligation to provide further financial or other support to the affordable housing partnerships nor has it provided any additional support to the affordable housing partnerships. RiverSource Life had no liabilities recorded as of December 31, 2009 and 2008 related to the affordable housing partnerships.

6. DEFERRED ACQUISITION COSTS AND DEFERRED SALES INDUCEMENT COSTS

During the third quarter of 2009, 2008 and 2007, RiverSource Life completed the annual detailed review of valuation assumptions of its products. In addition, during the third quarter of 2008, RiverSource Life converted to a new industry standard valuation system that provides enhanced modeling capabilities.

The total pretax impacts on RiverSource Life's assets and liabilities attributable to the review of valuation assumptions during the third quarter of 2009, 2008 and 2007 and the valuation system conversion during the third quarter of 2008 were as follows:

                                                                                           FUTURE
BALANCE SHEET IMPACT             REINSURANCE                                  OTHER        POLICY         OTHER
DEBIT (CREDIT) (IN MILLIONS)    RECOVERABLES       DAC          DSIC         ASSETS       BENEFITS     LIABILITIES      TOTAL
--------------------------------------------------------------------------------------------------------------------------------
2009 period                         $(65)         $119           $ 9           $--          $ 71           $--          $134
2008 period                           92           (81)           (6)            1            95             5           106
2007 period                           (2)          (16)            3            --           (15)           --           (30)


The total pretax impacts on RiverSource Life's revenues and expenses attributable to the review of the valuation assumptions for the years ended December 31, 2009, 2008 and 2007 and the valuation system conversion for the year ended December 31, 2008 were as follows:

                                                                      BENEFITS,                     OTHER
                                                                       CLAIMS,                    INSURANCE
                                                       POLICY AND    LOSSES AND                      AND
PRETAX                                                  CONTRACT     SETTLEMENT   AMORTIZATION    OPERATING
BENEFIT (CHARGE) (IN MILLIONS)            PREMIUMS       CHARGES      EXPENSES       OF DAC       EXPENSES        TOTAL
--------------------------------------------------------------------------------------------------------------------------
2009 period                                  $--          $(65)         $ 80          $119           $--          $134
2008 period                                    2            95            89           (81)            1           106
2007 period                                   --            (2)          (12)          (16)           --           (30)


The balances of and changes in DAC were as follows:

(IN MILLIONS)                                                      2009          2008          2007
-------------------------------------------------------------------------------------------------------
Balance at January 1                                              $4,324        $4,334        $4,321
Cumulative effect of accounting change                                --            36          (204)
Capitalization of acquisition costs                                  558           587           699
Amortization, excluding impacts of valuation assumptions
review and valuation system conversion                              (264)         (780)         (454)
Amortization, impact of valuation assumptions review and
valuation system conversion                                          119           (81)          (16)
Impact of change in net unrealized securities losses (gains)        (452)          228           (12)
-------------------------------------------------------------------------------------------------------
Balance at December 31                                            $4,285        $4,324        $4,334
=======================================================================================================



The balances of and changes in DSIC were as follows:

(IN MILLIONS)                                                      2009          2008          2007
-------------------------------------------------------------------------------------------------------
Balance at January 1                                               $518          $ 511         $452
Cumulative effect of accounting change                               --              9          (11)
Capitalization of sales inducements costs                            82             87          124
Amortization, excluding impacts of valuation assumptions
review and valuation system conversion                              (19)          (115)         (56)
Amortization, impact of valuation assumptions review and
valuation system conversion                                           9             (6)           3
Impact of change in net unrealized securities losses (gains)        (66)            32           (1)
-------------------------------------------------------------------------------------------------------
Balance at December 31                                             $524          $ 518         $511
=======================================================================================================



RiverSource Life adopted a new accounting standard on the recognition and presentation of other-than-temporary impairments in the first quarter of 2009. The adoption had no net impact to DAC and DSIC.

Effective January 1, 2008, RiverSource Life adopted a new accounting standard on fair value measurements and recorded as a cumulative change in accounting principle a pretax increase of $36 million and $9 million to DAC and DSIC, respectively. See Note 3 for additional information regarding RiverSource Life's adoption of fair value accounting standards.

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Effective January 1, 2007, RiverSource Life adopted a new accounting standard related to DAC in connection with modifications or exchanges of insurance contracts and recorded as a cumulative change in accounting principle a pretax reduction of $204 million and $11 million to DAC and DSIC, respectively.

7. REINSURANCE

Generally, RiverSource Life reinsures 90% of the death benefit liability related to individual fixed and variable universal life and term life insurance products. As a result, RiverSource Life typically retains and is at risk for, at most, 10% of each policy's death benefit from the first dollar of coverage for new sales of these policies, subject to the reinsurers fulfilling their obligations. RiverSource Life began reinsuring risks at this level during 2001 (2002 for RiverSource Life of NY) for term life insurance and 2002 (2003 for RiverSource Life of NY) for individual fixed and variable universal life insurance. Policies issued prior to these dates are not subject to these same reinsurance levels. Generally, the maximum amount of life insurance risk retained by RiverSource Life is $1.5 million (increased from $750,000 during 2008) on a single life and $1.5 million on any flexible premium survivorship life policy. Risk on fixed and variable universal life policies is reinsured on a yearly renewable term basis. Risk on most term life policies starting in 2001 (2002 for RiverSource Life of NY) is reinsured on a coinsurance basis, a type of reinsurance in which the reinsurer participates proportionally in all material risks and premiums associated with a policy.

For existing LTC policies, RiverSource Life (and RiverSource Life of NY for 1996 and later issues) retained 50% of the risk and ceded the remaining 50% of the risk on a coinsurance basis to subsidiaries of Genworth Financial, Inc. ("Genworth").

Generally, RiverSource Life retains at most $5,000 per month of risk per life on DI policies sold on policy forms introduced in most states in October 2007 and reinsures the remainder of the risk on a coinsurance basis with unaffiliated reinsurance companies. RiverSource Life retains all risk for new claims on DI contracts sold on other policy forms. RiverSource Life also retains all risk on accidental death benefit claims and substantially all risk associated with waiver of premium provisions.

In addition, RiverSource Life assumes life insurance and fixed annuity risk under reinsurance arrangements with unaffiliated insurance companies.

At December 31, 2009 and 2008, traditional life and universal life insurance in force aggregated $192.8 billion and $192.3 billion, respectively, of which $131.2 billion and $127.6 billion were reinsured at the respective year ends. Life insurance in force is reported on a statutory basis. RiverSource Life also reinsures a portion of the risks assumed under its DI and LTC policies.

The effect of reinsurance on premiums was as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN MILLIONS)                                                      2009          2008          2007
-------------------------------------------------------------------------------------------------------
Direct premiums                                                    $ 721         $ 641         $ 628
Reinsurance ceded                                                   (271)         (203)         (189)
-------------------------------------------------------------------------------------------------------
Net premiums                                                       $ 450         $ 438         $ 439
=======================================================================================================



Policy and contract charges are presented on the Consolidated Statements of Income net of $62 million, $61 million and $57 million of reinsurance ceded for the years ended December 31, 2009, 2008 and 2007, respectively.

Reinsurance recovered from reinsurers was $167 million, $142 million and $126 million for the years ended December 31, 2009, 2008 and 2007, respectively. Reinsurance contracts do not relieve RiverSource Life from its primary obligation to policyholders.

Included in reinsurance recoverables is approximately $1.3 billion and $1.2 billion related to LTC risk ceded to Genworth as of December 31, 2009 and 2008, respectively. Included in future policy benefits is $667 million and $689 million related to assumed reinsurance arrangements as of December 31, 2009 and 2008, respectively.

RiverSource Life Insurance Company
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8. FUTURE POLICY BENEFITS, POLICY CLAIMS AND OTHER POLICYHOLDERS' FUNDS AND SEPARATE ACCOUNT LIABILITIES

Future policy benefits and policy claims and other policyholders' funds consisted of the following:

                                                                              DECEMBER 31,
                                                                       --------------------------
(IN MILLIONS)                                                              2009          2008
-------------------------------------------------------------------------------------------------
Fixed annuities                                                           $16,558       $14,058
Equity indexed annuities accumulated host values                              159           228
Equity indexed annuities embedded derivatives                                   9            16
Variable annuities fixed sub-accounts                                       6,127         5,623
Variable annuity GMWB                                                         204         1,471
Variable annuity GMAB                                                         100           367
Other variable annuity guarantees                                              12            67
-------------------------------------------------------------------------------------------------
  Total annuities                                                          23,169        21,830
VUL/ UL insurance                                                           2,595         2,526
Other life, DI and LTC insurance                                            4,619         4,397
-------------------------------------------------------------------------------------------------
  Total future policy benefits                                             30,383        28,753
Policy claims and other policyholders' funds                                  123           172
-------------------------------------------------------------------------------------------------
  Total future policy benefits and policy claims and other
  policyholders' funds                                                    $30,506       $28,925
=================================================================================================



Separate account liabilities consisted of the following:

                                                                              DECEMBER 31,
                                                                       --------------------------
(IN MILLIONS)                                                              2009          2008
-------------------------------------------------------------------------------------------------
Variable annuity variable sub-accounts                                    $48,982       $37,657
VUL insurance variable sub-accounts                                         5,239         4,091
Other insurance variable sub-accounts                                          46            39
-------------------------------------------------------------------------------------------------
  Total separate account liabilities                                      $54,267       $41,787
=================================================================================================



Fixed Annuities
Fixed annuities include both deferred and payout contracts. Deferred contracts offer a guaranteed minimum rate of interest and security of the principal invested. Payout contracts guarantee a fixed income payment for life or the term of the contract. RiverSource Life generally invests the proceeds from the annuity payments in fixed rate securities. RiverSource Life may hedge the interest rate risks related to fixed annuities with derivative instruments. As of December 31, 2009 and 2008, there were no outstanding derivatives to hedge these risks.

Equity Indexed Annuities
The Index 500 Annuity, RiverSource Life's equity indexed annuity product, is a single premium deferred fixed annuity. The contract is issued with an initial term of seven years and interest earnings are linked to the S&P 500 Index. This annuity has a minimum interest rate guarantee of 3% on 90% of the initial premium, adjusted for any surrenders. RiverSource Life generally invests the proceeds from the annuity deposits in fixed rate securities and hedges the equity risk with derivative instruments. See Note 15 for additional information regarding RiverSource Life's derivative instruments. In 2007, RiverSource Life discontinued new sales of equity indexed annuities.

Variable Annuities
Purchasers of variable annuities can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for variable annuity contracts are held in separate accounts where the assets are held for the exclusive benefit of those contractholders.

Most of the variable annuity contracts issued by RiverSource Life contain one or more guaranteed benefits, including GMWB, GMAB, GMDB and GGU provisions. RiverSource Life previously offered contracts with GMIB provisions. See Note 2 and Note 9 for additional information regarding RiverSource Life's variable annuity guarantees. RiverSource Life does not currently hedge its risk under the GGU and GMIB provisions. During the third quarter of 2009, RiverSource Life entered into a limited number of derivative contracts to economically hedge equity exposure related to GMDB provisions on variable annuity contracts written previously in 2009. The total value of variable annuity contracts with GMWB riders increased from $12.7 billion at December 31, 2008 to $19.2 billion at December 31, 2009. The total value of variable annuity contracts with GMAB riders increased from $2.0 billion at December 31, 2008 to $2.9 billion at December 31, 2009. The total value of variable annuity contracts with GMDB riders increased from $42.2 billion at December 31, 2008 to $53.7 billion at December 31, 2009, of which $5.2 billion have corresponding hedges. See Note 15 for additional information regarding derivative instruments used to hedge risks related to GMWB, GMAB and GMDB provisions.

RiverSource Life Insurance Company
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Insurance Liabilities
VUL/UL is the largest group of insurance policies written by RiverSource Life. Purchasers of VUL can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for VUL contracts are held in separate accounts where the assets are held for the exclusive benefit of those policyholders. RiverSource Life also offers term and whole life insurance as well as disability products. RiverSource Life no longer offers LTC products but has in force policies from prior years. Insurance liabilities include accumulation values, unpaid reported claims, incurred but not reported claims, and obligations for anticipated future claims.

9. VARIABLE ANNUITY AND INSURANCE GUARANTEES

The majority of the variable annuity contracts offered by RiverSource Life contain GMDB provisions. RiverSource Life also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings, which are referred to as GGU benefits. In addition, RiverSource Life offers contracts with GMWB and GMAB provisions. RiverSource Life previously offered contracts containing GMIB provisions. See
Note 2 and Note 8 for additional information regarding the liabilities related to variable annuity guarantees.

The GMDB provisions provide a specified minimum return upon death of the contractholder. The death benefit payable is the greater of (i) the contract value less any purchase payment credits subject to recapture less a pro-rata portion of any rider fees, or (ii) the GMDB provisions specified in the contract. RiverSource Life has three primary GMDB provisions:

- Return of premium -- provides purchase payments minus adjusted partial surrenders.

- Reset -- provides that the value resets to the account value every sixth contract anniversary minus adjusted partial surrenders. This provision is often provided in combination with the return of premium provision. This provision is no longer offered.

- Ratchet -- provides that the value ratchets up to the maximum account value at specified anniversary intervals, plus subsequent purchase payments less adjusted partial surrenders.

The variable annuity contracts with GMWB riders typically have account values that are based on an underlying portfolio of mutual funds, the values of which fluctuate based on equity market performance. At issue, the guaranteed amount is equal to the amount deposited but the guarantee may be increased annually to the account value (a "step-up") in the case of favorable market performance.

RiverSource Life has GMWB riders in force with the following provisions:

- withdrawals at a specified rate per year until the amount withdrawn is equal to the guaranteed amount.

- withdrawals at a specified rate per year for the life of the contractholder ("GMWB for life").

- withdrawals at a specified rate per year for joint contractholders while either is alive. Once withdrawals begin, the contractholder's funds are moved to one of three less aggressive asset allocation models (of the five that are available prior to withdrawal).

- withdrawals based on performance of the contract or issue age. On some contracts, credits are applied annually for the first ten years to increase the guaranteed amount as long as withdrawals have not been taken.

Variable annuity contractholders age 79 or younger at contract issue can also obtain a principal-back guarantee by purchasing the optional GMAB rider for an additional charge. The GMAB rider guarantees that, regardless of market performance at the end of the 10-year waiting period, the contract value will be no less than the original investment or 80% of the highest anniversary value, adjusted for withdrawals. If the contract value is less than the guarantee at the end of the 10 year period, a lump sum will be added to the contract value to make the contract value equal to the guarantee value.

Certain UL contracts offered by RiverSource Life provide secondary guarantee benefits. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

RiverSource Life Insurance Company
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The following table provides information related to variable annuity guarantees for which RiverSource Life has established additional liabilities:

                                                        DECEMBER 31, 2009                            DECEMBER 31, 2008
                                    ---------------------------------------------------------------------------------------
                                                     CONTRACT                      WEIGHTED                      CONTRACT
VARIABLE ANNUITY GUARANTEES BY          TOTAL        VALUE IN          NET          AVERAGE         TOTAL        VALUE IN
BENEFIT TYPE(1)                       CONTRACT       SEPARATE        AMOUNT        ATTAINED       CONTRACT       SEPARATE
(IN MILLIONS, EXCEPT AGE)               VALUE        ACCOUNTS      AT RISK(2)         AGE           VALUE        ACCOUNTS
---------------------------------------------------------------------------------------------------------------------------
GMDB:
  Return of Premium                    $30,938        $28,415        $  974           61           $22,249        $20,153
  Six-Year Reset                        13,886         11,197           926           61            12,719         10,063
  One-Year Ratchet                       7,081          6,400           873           63             5,770          5,061
  Five-Year Ratchet                      1,256          1,171            38           59               951            888
  Other                                    582            542            98           67               471            429
---------------------------------------------------------------------------------------------------------------------------
    Total -- GMDB                      $53,743        $47,725        $2,909           61           $42,160        $36,594
===========================================================================================================================
GGU DEATH BENEFIT                      $   853        $   775        $   70           63           $   699        $   619
GMIB                                   $   628        $   582        $  126           63           $   567        $   511
GMWB:
  GMWB                                 $ 4,196        $ 4,067        $  454           64           $ 3,513        $ 3,409
  GMWB for life                         14,988         14,333           795           63             9,194          8,764
---------------------------------------------------------------------------------------------------------------------------
    Total -- GMWB                      $19,184        $18,400        $1,249           63           $12,707        $12,173
===========================================================================================================================
GMAB                                   $ 2,926        $ 2,853        $  153           56           $ 2,006        $ 1,937
                                         DECEMBER 31, 2008
                                    ---------------------------
                                                     WEIGHTED
VARIABLE ANNUITY GUARANTEES BY           NET          AVERAGE
BENEFIT TYPE(1)                        AMOUNT        ATTAINED
(IN MILLIONS, EXCEPT AGE)            AT RISK(2)         AGE
---------------------------------------------------------------
GMDB:
  Return of Premium                    $ 4,873          61
  Six-Year Reset                         2,802          61
  One-Year Ratchet                       2,163          62
  Five-Year Ratchet                        199          59
  Other                                    192          66
---------------------------------------------------------------
    Total -- GMDB                      $10,229          61
===============================================================
GGU DEATH BENEFIT                      $    65          63
GMIB                                   $   245          63
GMWB:
  GMWB                                 $ 1,312          63
  GMWB for life                          2,704          63
---------------------------------------------------------------
    Total -- GMWB                      $ 4,016          63
===============================================================
GMAB                                   $   608          56


(1) Individual variable annuity contracts may have more than one guarantee and therefore may be included in more than one benefit type. Variable annuity contracts for which the death benefit equals the account value are not shown in this table.

(2) Represents the current guaranteed benefit amount in excess of the current contract value. GMIB, GMWB and GMAB benefits are subject to waiting periods and payment periods specified in the contract.

Changes in additional liabilities were as follows:

(IN MILLIONS)                                    GMDB & GGU       GMIB          GMWB          GMAB           UL
--------------------------------------------------------------------------------------------------------------------
Liability balance at January 1, 2008                $ 24           $ 3         $   136        $  33          $ 4
Incurred claims                                       58            10           1,335          334            6
Paid claims                                          (27)           (1)             --           --           (3)
--------------------------------------------------------------------------------------------------------------------
Liability balance at December 31, 2008                55            12           1,471          367            7
Incurred claims                                       12            (5)         (1,267)        (267)           8
Paid claims                                          (61)           (1)             --           --           --
--------------------------------------------------------------------------------------------------------------------
Liability balance at December 31, 2009              $  6           $ 6         $   204        $ 100          $15
====================================================================================================================



The liabilities for guaranteed benefits are supported by general account assets.

The following table summarizes the distribution of separate account balances by asset type for variable annuity contracts providing guaranteed benefits:

                                                                              DECEMBER 31,
                                                                       --------------------------
(IN MILLIONS)                                                              2009          2008
-------------------------------------------------------------------------------------------------
Mutual funds:
  Equity                                                                  $29,379       $21,899
  Bond                                                                     16,537        12,135
  Other                                                                     2,889         3,463
-------------------------------------------------------------------------------------------------
Total mutual funds                                                        $48,805       $37,497
=================================================================================================



No gains or losses were recognized on assets transferred to separate accounts for the periods presented.

10. LINES OF CREDIT

In July 2009, RiverSource Life Insurance Company, as the borrower, entered into a revolving credit agreement with Ameriprise Financial as the lender. The aggregate amount outstanding under the line of credit may not exceed $800 million at any time. The interest rate for any borrowing under the new agreement is established by reference to LIBOR plus 28 basis points. Amounts borrowed may be repaid at any time with no prepayment penalty. As of December 31, 2009, the outstanding balance under this credit line was $300 million which was repaid in full with payments in January and February 2010.

RiverSource Life has available a committed line of credit with Ameriprise Financial aggregating $200 million. The interest rate for any borrowings is established by reference to LIBOR. There were no amounts outstanding on this line of credit at December 31, 2009 and 2008.

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In September 2008, RiverSource Life, as the lender, entered into a revolving credit agreement with Ameriprise Financial as the borrower. This line of credit is not to exceed 3% of RiverSource Life's statutory admitted assets as of the prior year end. The interest rate for any borrowing is established by reference to LIBOR plus 28 basis points. In the event of default, an additional 1% interest will accrue during such period of default. There were no amounts outstanding on this revolving credit agreement as of December 31, 2009 and 2008.

RiverSource Life had a collateral loan agreement with Ameriprise Financial aggregating up to $75 million which expired on October 31, 2008.

11. FAIR VALUES OF ASSETS AND LIABILITIES

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit price. The exit price assumes the asset or liability is not exchanged subject to a forced liquidation or distressed sale.

VALUATION HIERARCHY
RiverSource Life categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by RiverSource Life's valuation techniques. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

Level 1 Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2 Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3 Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

DETERMINATION OF FAIR VALUE
RiverSource Life uses valuation techniques consistent with the market and income approaches to measure the fair value of its assets and liabilities. RiverSource Life's market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. RiverSource Life's income approach uses valuation techniques to convert future projected cash flows to a single discounted present value amount. When applying either approach, RiverSource Life maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

ASSETS

Cash Equivalents
Cash equivalents include highly liquid investments with original maturities of 90 days or less. Actively traded money market funds are measured at their NAV and classified as Level 1. RiverSource Life's remaining cash equivalents are classified as Level 2 and measured at amortized cost, which is a reasonable estimate of fair value because of the short time between the purchase of the instrument and its expected realization.

Available-for-Sale Securities
When available, the fair value of securities is based on quoted prices in active markets. If quoted prices are not available, fair values are obtained from nationally-recognized pricing services, broker quotes, or other model-based valuation techniques such as the present value of cash flows. Level 1 securities include U.S. Treasuries. Level 2 securities include corporate and municipal bonds, agency mortgage backed securities, commercial mortgage backed securities, asset backed securities and U.S. and foreign government and agency securities. Level 3 securities include corporate bonds, non-agency residential mortgage backed securities, commercial mortgage backed securities and asset backed securities.

Through RiverSource Life's own experience transacting in the marketplace and through discussions with its pricing vendors, RiverSource Life believes that the market for non-agency residential mortgage backed securities is inactive. Indicators of inactive markets include: pricing services' reliance on brokers or discounted cash flow analyses to provide prices, an increase in the disparity between prices provided by different pricing services for the same security, unreasonably large bid-offer spreads and a significant decrease in the volume of trades relative to historical levels. In certain cases, this market inactivity has resulted in RiverSource Life applying valuation techniques that rely more on an income approach (discounted cash flows using market rates) than on a market approach (prices from pricing services). RiverSource Life considers market observable yields for other asset classes it considers to be of similar risk which includes nonperformance and liquidity for individual

RiverSource Life Insurance Company
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securities to set the discount rate for applying the income approach to certain non-agency residential mortgage backed securities.

Separate Account Assets
The fair value of assets held by separate accounts is determined by the NAV of the funds in which those separate accounts are invested. The NAV represents the exit price for the separate account. Separate account assets are classified as Level 2 as they are traded in principal-to-principal markets with little publicly released pricing information.

Derivatives
The fair value of derivatives that are traded in certain over-the-counter markets are generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include interest rate swaps and options. Derivatives that are valued using pricing models that have significant unobservable inputs are classified as Level 3 measurements. Structured derivatives that are used by RiverSource Life to hedge its exposure to market risk related to certain variable annuity riders are classified as Level 3. RiverSource Life settled these derivatives in the second quarter of 2009 and has not entered into any additional structured derivatives since then.

LIABILITIES

Embedded Derivatives

VARIABLE ANNUITY RIDERS -- GMAB AND GMWB
RiverSource Life values the embedded derivative liability attributable to the provisions of certain variable annuity riders using internal valuation models. These models calculate fair value by discounting expected cash flows from benefits plus margins for profit, risk, and expenses less embedded derivative fees. The projected cash flows used by these models include observable capital market assumptions and incorporate significant unobservable inputs related to contractholder behavior assumptions and margins for risk, profit and expenses that RiverSource Life believes an exit market participant would expect. The fair value of these embedded derivatives also reflects a current estimate of RiverSource Life's nonperformance risk specific to these liabilities. Given the significant unobservable inputs to this valuation, these measurements are classified as Level 3. The embedded derivative liability attributable to these provisions is recorded in future policy benefits.

EQUITY INDEXED ANNUITIES
RiverSource Life uses various Black-Scholes calculations to determine the fair value of the embedded derivative liability associated with the provisions of its equity indexed annuities. The inputs to these calculations are primarily market observable. As a result, these measurements are classified as Level 2. The embedded derivative liability attributable to the provisions of RiverSource Life's equity indexed annuities is recorded in future policy benefits.

RiverSource Life Insurance Company
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The following tables present the balances of assets and liabilities measured at fair value on a recurring basis:

                                                                          DECEMBER 31, 2009
                                                       ------------------------------------------------------
(IN MILLIONS)                                             LEVEL 1       LEVEL 2       LEVEL 3        TOTAL
-------------------------------------------------------------------------------------------------------------
Assets
  Available-for-Sale securities:
     Fixed maturities:
       Corporate debt securities                            $--         $13,755       $1,239        $14,994
       Residential mortgage backed securities                --           2,424        2,772          5,196
       Commercial mortgage backed securities                 --           3,968           72          4,040
       Asset backed securities                               --             665          215            880
       State and municipal obligations                       --             613           --            613
       U.S. government and agencies obligations              11             147           --            158
       Foreign government bonds and obligations              --             107           --            107
       Other structured investments                          --              --           11             11
-------------------------------------------------------------------------------------------------------------
     Total Available-for-Sale securities: Fixed
     maturities                                              11          21,679        4,309         25,999
  Common and preferred stocks                                --              23           --             23
  Trading securities                                         --              36           --             36
  Cash equivalents                                            2             801           --            803
  Other assets                                               --             615           --            615
  Separate account assets                                    --          54,267           --         54,267
-------------------------------------------------------------------------------------------------------------
Total assets at fair value                                  $13         $77,421       $4,309        $81,743
=============================================================================================================

Liabilities
  Future policy benefits                                    $--         $     9       $  299        $   308
  Other liabilities                                          --             757           --            757
-------------------------------------------------------------------------------------------------------------
Total liabilities at fair value                             $--         $   766       $  299        $ 1,065
=============================================================================================================




                                                                          DECEMBER 31, 2008
                                                       ------------------------------------------------------
(IN MILLIONS)                                             LEVEL 1       LEVEL 2       LEVEL 3        TOTAL
-------------------------------------------------------------------------------------------------------------
Assets
  Available-for-Sale securities:
     Fixed maturities:
       Corporate debt securities                           $ --         $ 9,907       $1,086        $10,993
       Residential mortgage backed securities                --           3,016          520          3,536
       Commercial mortgage backed securities                 --           2,440            3          2,443
       Asset backed securities                               --             531           95            626
       State and municipal obligations                       --             145           --            145
       U.S. government and agencies obligations              21             190           --            211
       Foreign government bonds and obligations              --             107           --            107
       Other structured investments                          --              --            9              9
-------------------------------------------------------------------------------------------------------------
     Total Available-for-Sale securities: Fixed
     maturities                                              21          16,336        1,713         18,070
  Common and preferred stocks                                --              16           --             16
  Trading securities                                         70              77           --            147
  Cash equivalents                                          432           2,861           --          3,293
  Other assets                                               --           2,238          200          2,438
  Separate account assets                                    --          41,787           --         41,787
-------------------------------------------------------------------------------------------------------------
Total assets at fair value                                 $523         $63,315       $1,913        $65,751
=============================================================================================================

Liabilities
  Future policy benefits                                   $ --         $    16       $1,832        $ 1,848
  Other liabilities                                          --             645           --            645
-------------------------------------------------------------------------------------------------------------
Total liabilities at fair value                            $ --         $   661       $1,832        $ 2,493
=============================================================================================================


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The following tables provide a summary of changes in Level 3 assets and liabilities measured at fair value on a recurring basis:

                                                              TOTAL GAINS          PURCHASES,
                                                         (LOSSES) INCLUDED IN        SALES,
                                                      --------------------------    ISSUANCES
                                          BALANCE,                      OTHER          AND        TRANSFERS     BALANCE,
                                         JANUARY 1,        NET       COMPREHEN-   SETTLEMENTS,   IN/(OUT) OF  DECEMBER 31,
(IN MILLIONS)                               2009         INCOME      SIVE INCOME       NET         LEVEL 3        2009
--------------------------------------------------------------------------------------------------------------------------
Available-for-Sale securities:
  Fixed maturities
     Corporate debt securities             $ 1,086       $   --         $194         $   20         $(61)        $1,239
     Residential mortgage backed
     securities                                520           65          156          2,031           --          2,772
     Commercial mortgage backed
     securities                                  3           --            8             61           --             72
     Asset backed securities                    95            7           10            112           (9)           215
     Other structured investments                9            2           --             --           --             11
--------------------------------------------------------------------------------------------------------------------------
Total Available-for-Sale securities:
  Fixed maturities                           1,713           74(1)       368          2,224          (70)(3)      4,309

Other assets                                   200          (37)(2)       --           (163)          --             --
Future policy benefits                      (1,832)       1,611(2)        --            (78)          --           (299)


(1) Represents a $7 million loss included in net realized investment gains (losses) and a $81 million gain included in net investment income in the Consolidated Statements of Income.

(2) Included in benefits, claims, losses and settlement expenses in the Consolidated Statements of Income.

(3) Represents securities with a fair value of $79 million that were transferred to Level 2 as the fair value of the securities is now obtained from a nationally-recognized pricing service net of a security with a fair value of $9 million that was transferred to Level 3 as the fair value of the security is now based on broker quotes.

                                                              TOTAL GAINS          PURCHASES,
                                                         (LOSSES) INCLUDED IN        SALES,
                                                      --------------------------    ISSUANCES
                                          BALANCE,                      OTHER          AND        TRANSFERS     BALANCE,
                                         JANUARY 1,        NET       COMPREHEN-   SETTLEMENTS,   IN/(OUT) OF  DECEMBER 31,
(IN MILLIONS)                               2008         INCOME       SIVE LOSS        NET         LEVEL 3        2008
--------------------------------------------------------------------------------------------------------------------------
Available-for-Sale securities:
  Fixed maturities
     Corporate debt securities             $1,271        $   (30)       $(152)        $  (3)        $ --         $ 1,086
     Residential mortgage backed
     securities                               417           (144)        (134)          162          219             520
     Commercial mortgage backed
     securities                                 5             --           --            (2)          --               3
     Asset backed securities                  115              1          (24)            3           --              95
     Other structured investments               2              4            6            (3)          --               9
--------------------------------------------------------------------------------------------------------------------------
Total Available-for-Sale securities:
  Fixed maturities                          1,810           (169)(1)     (304)          157          219(3)        1,713

Other assets                                  280            149(2)        --          (229)          --             200
Future policy benefits                       (158)        (1,611)(2)       --           (63)          --          (1,832)
Other liabilities                              --             (9)(2)       --             9           --              --


(1) Represents a $176 million loss included in net realized investment gains (losses) and a $7 million gain included in net investment income in the Consolidated Statements of Income.

(2) Included in benefits, claims, losses and settlement expenses in the Consolidated Statements of Income.

(3) Represents prime non-agency residential mortgage backed securities previously classified as Level 2 for which management believes the market for these prime quality assets is now inactive.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

The following table presents the changes in unrealized gains (losses) included in net income related to Level 3 assets and liabilities held at December 31 for the year then ended:

                                                          2009                                      2008
                                        ----------------------------------------------------------------------------------
                                                           NET        BENEFITS,                      NET        BENEFITS,
                                                        REALIZED       CLAIMS,                    REALIZED       CLAIMS,
                                             NET       INVESTMENT    LOSSES AND        NET       INVESTMENT    LOSSES AND
                                         INVESTMENT       GAINS      SETTLEMENT    INVESTMENT       GAINS      SETTLEMENT
(IN MILLIONS)                              INCOME       (LOSSES)      EXPENSES       INCOME       (LOSSES)      EXPENSES
--------------------------------------------------------------------------------------------------------------------------
Available-for-Sale securities:
  Fixed maturities
     Corporate debt securities               $--          $ --         $   --          $--          $ (29)       $    --
     Residential mortgage backed
     securities                               80           (31)            --            2           (146)            --
     Asset backed securities                   1            --             --            1             --             --
--------------------------------------------------------------------------------------------------------------------------
Total Available-for-Sale securities:
  Fixed maturities                            81           (31)            --            3           (175)            --

Other assets                                  --            --             --           --             --            126
Future policy benefits                        --            --          1,582           --             --         (1,608)


During the reporting period, there were no material assets or liabilities measured at fair value on a nonrecurring basis.

The following table provides the carrying value and the estimated fair value of financial instruments that are not reported at fair value. All other financial instruments that are reported at fair value have been included above in the table with balances of assets and liabilities measured at fair value on a recurring basis.

                                                                            DECEMBER 31,
                                                       ------------------------------------------------------
                                                                  2009                        2008
-------------------------------------------------------------------------------------------------------------
                                                         CARRYING        FAIR        CARRYING        FAIR
(IN MILLIONS)                                              VALUE         VALUE         VALUE         VALUE
-------------------------------------------------------------------------------------------------------------
FINANCIAL ASSETS
  Commercial mortgage loans, net                          $ 2,532       $ 2,519       $ 2,737       $ 2,506
  Policy loans                                                715           790           722           779
  Other investments                                           226           245           248           202
  Restricted cash                                             184           184            --            --

FINANCIAL LIABILITIES
  Future policy benefits                                  $15,540       $15,657       $13,116       $12,418
  Separate account liabilities                                406           406           386           386
  Line of credit with Ameriprise Financial                    300           300            --            --


Commercial mortgage loans, net
The fair value of commercial mortgage loans, except those with significant credit deterioration, is determined by discounting contractual cash flows using discount rates that reflect current pricing for loans with similar remaining maturities and characteristics including loan-to-value ratio, occupancy rate, refinance risk, debt-service coverage, location, and property condition. For commercial mortgage loans with significant credit deterioration, fair value is determined using the same adjustments as above with an additional adjustment for RiverSource Life's estimate of the amount recoverable on the loan.

Policy loans
The fair value of policy loans is determined using discounted cash flows.

Other investments
Other investments primarily consist of syndicated loans. The fair value of syndicated loans is obtained from a nationally-recognized pricing service.

Restricted Cash
Restricted cash is generally set aside for specific business transactions and restrictions are specific to RiverSource Life and does not transfer to third party market participants, therefore, the carrying value amount is a reasonable estimate of fair value.

Future policy benefits
The fair value of fixed annuities, in deferral status, is determined by discounting cash flows using a risk neutral discount rate with adjustments for profit margin, expense margin, early policy surrender behavior, a provision for adverse deviation from estimated early policy surrender behavior and RiverSource Life's nonperformance risk specific to these liabilities. The fair value of other liabilities including non-life contingent fixed annuities in payout status, equity indexed annuity host contracts

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and the fixed portion of a small number of variable annuity contracts classified as investment contracts is determined in a similar manner.

Separate account liabilities
Certain separate account liabilities are classified as investment contracts and are carried at an amount equal to the related separate account assets. Carrying value is a reasonable estimate of the fair value as it represents the exit value as evidenced by withdrawal transactions between contractholders and RiverSource Life. A nonperformance adjustment is not included as the related separate account assets act as collateral for these liabilities and minimize nonperformance risk.

Line of credit with Ameriprise Financial
The fair value of the line of credit is determined by discounting cash flows with an adjustment for RiverSource Life's nonperformance risk specific to this liability. Due to the short-term nature of the line of credit, the carrying value is an approximation of the fair value.

12. RELATED PARTY TRANSACTIONS

RiverSource Investments, LLC is the investment manager for the proprietary mutual funds used as investment options by RiverSource Life's variable annuity contractholders and variable life insurance policyholders. RiverSource Life provides all fund management services, other than investment management, and is compensated for the administrative services it provides. For the years ended December 31, 2009, 2008 and 2007, RiverSource Life received $87 million, $101 million and $97 million, respectively, from RiverSource Investments, LLC for these services.

RiverSource Life participates in the Ameriprise Financial Retirement Plan which covers all permanent employees age 21 and over who have met certain employment requirements. RiverSource Life contributions to the plan are based on participants' age, years of service and total compensation for the year. Funding of retirement costs for this plan complies with the applicable minimum funding requirements specified by the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). RiverSource Life's share of the total net periodic pension cost was $2 million in 2009, and $1 million in both 2008 and 2007.

RiverSource Life participates in the Ameriprise Financial 2005 Incentive Compensation Plan. Employees, directors and independent contractors are eligible to receive incentive awards including stock options, restricted stock awards, restricted stock units, performance shares and similar awards designed to comply with the applicable federal regulations and laws of jurisdiction. The expense for incentive awards was $3 million in 2009, 2008 and 2007.

RiverSource Life also participates in the defined contribution pension plans of Ameriprise Financial which cover all employees who have met certain employment requirements. RiverSource Life contributions to the plans are a percent of either each employee's eligible compensation or basic contributions. Costs of these plans charged to operations were $2 million, nil and $3 million in 2009, 2008 and 2007, respectively.

RiverSource Life participates in the defined benefit health care plans of Ameriprise Financial that provide health care and life insurance benefits to retired employees and retired financial advisors. The plans include participant contributions and service related eligibility requirements. Upon retirement, such employees are considered to have been employees of Ameriprise Financial. Ameriprise Financial expenses these benefits and allocates the expenses to its subsidiaries. The cost of these plans charged to operations in 2009, 2008 and 2007 was nil, $1 million and $2 million, respectively.

Charges by Ameriprise Financial and affiliated companies to RiverSource Life for use of joint facilities, technology support, marketing services and other services aggregated $580 million, $673 million and $909 million for 2009, 2008 and 2007, respectively. Certain of these costs are included in DAC. Expenses allocated to RiverSource Life may not be reflective of expenses that would have been incurred by RiverSource Life on a stand-alone basis.

Dividends paid and received were as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN MILLIONS)                                                      2009          2008          2007
-------------------------------------------------------------------------------------------------------
Cash dividends paid to Ameriprise Financial                         $--          $775          $900
Cash dividends paid to RiverSource Life Insurance Company
from RiverSource Life of NY                                          --            77            83
Cash dividend paid to RiverSource Life Insurance Company from
RTA                                                                  22            --            --
Non-cash dividend paid to Ameriprise Financial from RTA              --           118            --


Notifications to state insurance regulators were made in advance of payments of dividends for amounts in excess of statutorily defined thresholds. See Note 13 for additional information.

RiverSource Life Insurance Company
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During 2008, RiverSource Life received a non-cash capital contribution of $83 million comprised of below investment grade syndicated bank loans from Ameriprise Financial. In addition, RiverSource Life Insurance Company received a $239 million contribution from Ameriprise Financial, consisting of all the issued and outstanding shares of RTA.

During 2009, RiverSource Life Insurance Company received a non-cash capital contribution of $131 million comprised of two buildings and the related land from Ameriprise Financial. As part of the transaction, RiverSource Life Insurance Company entered into an agreement to lease the buildings to Ameriprise Financial. In addition, RiverSource Life Insurance Company received a non-cash capital contribution of $200 million consisting of a reduction of the outstanding balance due to Ameriprise Financial under a line of credit. See Note 10 for more information on RiverSource Life's lines of credit.

There were no amounts included in other liabilities at December 31, 2009 and 2008 payable to Ameriprise Financial for federal income taxes.

During 2009, RiverSource Life sold corporate bonds of $27 million to Ameriprise Financial and recognized a gain of $9 million.

13. STATUTORY CAPITAL AND SURPLUS

State insurance statutes contain limitations as to the amount of dividends or distributions that insurers may make without providing prior notification to state regulators. For RiverSource Life Insurance Company, dividends or distributions in excess of unassigned surplus, as determined in accordance with accounting practices prescribed by the State of Minnesota, require advance notice to the Minnesota Department of Commerce, RiverSource Life Insurance Company's primary regulator, and are subject to potential disapproval. RiverSource Life Insurance Company's statutory unassigned surplus aggregated $433 million and $173 million as of December 31, 2009 and 2008, respectively.

In addition, dividends or distributions, whose fair market value, together with that of other dividends or distributions made within the preceding 12 months, exceed the greater of the previous year's statutory net gain from operations or 10% of the previous year-end statutory capital and surplus are referred to as "extraordinary dividends." Extraordinary dividends also require advance notice to the Minnesota Department of Commerce, and are subject to potential disapproval.

Statutory net gain from operations and net income for the years ended December 31 and capital and surplus as of December 31 are summarized as follows:

(IN MILLIONS)                                                      2009          2008          2007
-------------------------------------------------------------------------------------------------------
                                                                (unaudited)
Statutory net gain (loss) from operations(1)                      $1,793        $(1,184)      $  523
Statutory net income (loss)(1)                                     1,887         (1,407)         555
Statutory capital and surplus                                      3,371          2,529        2,820


(1) An increase in statutory reserves for variable annuity guaranteed benefits contributed significantly to the loss in 2008, but was substantially offset by unrealized gains on derivatives which are not included in the statutory income statement, but recorded directly to surplus. These impacts were substantially reversed in 2009.

14. INCOME TAXES

RiverSource Life qualifies as a life insurance company for federal income tax purposes. As such, RiverSource Life is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The components of income tax provision (benefit) were as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN MILLIONS)                                                      2009          2008          2007
-------------------------------------------------------------------------------------------------------
Current income tax:
  Federal                                                          $325          $  42         $(30)
  State                                                               1              3           --
-------------------------------------------------------------------------------------------------------
     Total current income tax                                       326             45          (30)
Deferred income tax
  Federal                                                           (80)          (236)          83
  State                                                              (1)             2           --
-------------------------------------------------------------------------------------------------------
     Total deferred income tax                                      (81)          (234)          83
-------------------------------------------------------------------------------------------------------
Total income tax provision (benefit)                               $245          $(189)        $ 53
=======================================================================================================


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The principal reasons that the aggregate income tax provision is different from that computed by using the U.S. statutory rate of 35% are as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
                                                                   2009          2008          2007
-------------------------------------------------------------------------------------------------------
Tax at U.S. statutory rate                                         35.0%          35.0%         35.0%
Changes in taxes resulting from:
  Tax-exempt interest and dividend income                          (7.2)          56.6         (10.9)
  State taxes, net of federal benefit                                --           (3.7)           --
  Low income housing credit                                        (2.0)          27.9          (7.0)
  Foreign tax credit, net of addback                               (1.0)          15.3          (2.3)
  Taxes applicable to prior years                                   0.1           29.2          (4.0)
  Other, net                                                         --           (0.2)           --
-------------------------------------------------------------------------------------------------------
Income tax provision                                               24.9%         160.1%         10.8%
=======================================================================================================



RiverSource Life's effective tax rate was 24.9% and 160.1% for the years ended December 31, 2009 and 2008, respectively. The decrease in the effective tax rate is primarily due to pretax income for 2009 compared to a pretax loss in relation to a net tax benefit for 2008. RiverSource Life's effective tax rate for 2008 included a $39 million tax benefit related to changes in the status of current audits.

Deferred income tax assets and liabilities result from temporary differences between the assets and liabilities measured for GAAP reporting versus income tax return purposes. The significant components of RiverSource Life's deferred income tax assets and liabilities are reflected in the following table:

                                                                              DECEMBER 31,
                                                                       --------------------------
(IN MILLIONS)                                                              2009          2008
-------------------------------------------------------------------------------------------------
Deferred income tax assets:
  Liabilities for future policy benefits                                  $1,390        $1,744
  Investment related                                                         163            --
  Net unrealized losses on Available-for-Sale securities and
  derivatives                                                                 --           399
  Net operating loss and tax credit carryforwards                            185           159
  Other                                                                       --            44
-------------------------------------------------------------------------------------------------
Gross deferred income tax assets                                           1,738         2,346

Deferred income tax liabilities:
  DAC                                                                      1,264         1,168
  Investment related                                                          --           398
  Net unrealized gains on Available-for-Sale securities                      203            --
  DSIC                                                                       193           181
  Other                                                                       15            --
-------------------------------------------------------------------------------------------------
Gross deferred income tax liabilities                                      1,675         1,747
-------------------------------------------------------------------------------------------------
Net deferred income tax assets                                            $   63        $  599
=================================================================================================



RiverSource Life is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. Included in RiverSource Life's deferred tax assets is a significant deferred tax asset relating to capital losses that have been recognized for financial statement purposes but not yet for tax return purposes. Under current U.S. federal income tax law, capital losses generally must be used against capital gain income within five years of the year in which the capital losses are recognized for tax purposes. Significant judgment is required in determining if a valuation allowance should be established, and the amount of such allowance if required. Factors used in making this determination include estimates relating to the performance of the business including the ability to generate capital gains. Consideration is given to, among other things in making this determination, (i) future taxable income exclusive of reversing temporary differences and carryforwards, (ii) future reversals of existing taxable temporary differences, (iii) taxable income in prior carryback years, and (iv) tax planning strategies.

Based on analysis of RiverSource Life's tax position, management believes it is more likely than not that the results of future operations and implementation of tax planning strategies will generate sufficient taxable income to enable RiverSource Life to utilize all of its deferred tax assets. Accordingly, no valuation allowance for deferred tax assets has been established as of December 31, 2009 and 2008.

Additionally, RiverSource Life has tax benefits related to net operating loss carryforwards of $16 million which expire beginning December 31, 2025 as well as tax credit carryforwards of $149 million which expire beginning December 31, 2025.

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A reconciliation of the beginning and ending amount of gross unrecognized tax benefits is as follows:

(IN MILLIONS)                                                      2009          2008          2007
-------------------------------------------------------------------------------------------------------
Balance at January 1                                               $(89)         $  97         $ 73
Additions (reductions) based on tax positions related to the
current year                                                          1           (165)          34
Additions for tax positions of prior years                           18             38           16
Reductions for tax positions of prior years                          (7)           (59)         (26)
-------------------------------------------------------------------------------------------------------
Balance at December 31                                             $(77)         $ (89)        $ 97
=======================================================================================================



If recognized, approximately $49 million, $30 million and $49 million, net of federal tax benefits, of the unrecognized tax benefits as of December 31, 2009, 2008 and 2007, respectively, would affect the effective tax rate.

RiverSource Life recognizes interest and penalties related to unrecognized tax benefits as a component of the income tax provision. RiverSource Life recognized a net reduction of $1 million, $14 million and $11 million in interest and penalties for the year ended December 31, 2009, 2008 and 2007, respectively. At December 31, 2009 and 2008, RiverSource Life had a receivable of $16 million and $15 million, respectively, related to accrued interest and penalties.

It is reasonably possible that the total amounts of unrecognized tax benefits will change in the next 12 months. However, there are a number of open audits and quantification of a range cannot be made at this time.

RiverSource Life or one or more of its subsidiaries files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. With few exceptions, RiverSource Life is no longer subject to U.S. federal or state and local income tax examinations by tax authorities for years before 1997. The Internal Revenue Service ("IRS"), as part of the overall examination of the American Express Company consolidated return completed its field examination of the RiverSource Life's income tax returns for 1997 through 2002 during 2008 and completed its field examination of 2003 through 2004 in the third quarter of 2009. However, for federal income tax purposes, these years continue to remain open as a consequence of certain issues under appeal. In the fourth quarter of 2008, the IRS commenced an examination of RiverSource Life's U.S. income tax returns for 2005 through 2007, which is expected to be completed in 2010. RiverSource Life or certain of its subsidiaries' state income tax returns are currently under examination by various jurisdictions for years ranging from 1998 through 2006.

On September 25, 2007, the IRS issued Revenue Ruling 2007-61 in which it announced that it intends to issue regulations with respect to certain computational aspects of the Dividends Received Deduction ("DRD") related to separate account assets held in connection with variable contracts of life insurance companies. Revenue Ruling 2007-61 suspended a revenue ruling issued in August 2007 that purported to change accepted industry and IRS interpretations of the statutes governing these computational questions. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other members of the public will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time, but they may result in the elimination of some or all of the separate account DRD tax benefit that RiverSource Life receives. Management believes that it is likely that any such regulations would apply prospectively only. Additionally, included in the Administration's 2011 Revenue Proposals is a provision to modify the DRD for life insurance companies' separate accounts, which if enacted could significantly reduce the DRD tax benefits RiverSource Life receives, prospectively, beginning in 2011. For the year ended December 31, 2009, RiverSource Life recorded a benefit of approximately $62 million related to the current year's separate account DRD.

As a result of the separation of Ameriprise Financial from American Express, RiverSource Life and subsidiaries will not be able to file a consolidated U.S. federal income tax return with other members of Ameriprise Financial's affiliated group until 2010.

The items comprising other comprehensive income (loss) are presented net of the following income tax provision (benefit) amounts:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN MILLIONS)                                                      2009          2008          2007
-------------------------------------------------------------------------------------------------------
Net unrealized securities gains (losses)                           $166          $(302)         $28
Net unrealized derivative gains                                       2              2           --
-------------------------------------------------------------------------------------------------------
Net income tax provision (benefit)                                 $168          $(300)         $28
=======================================================================================================



15. DERIVATIVES AND HEDGING ACTIVITIES

Derivative instruments enable RiverSource Life to manage its exposure to various market risks. The value of such instruments is derived from an underlying variable or multiple variables, including equity and interest rate indices or prices. RiverSource Life primarily enters into derivative agreements for risk management purposes related to RiverSource Life's products and operations.

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RiverSource Life uses derivatives as economic hedges and occasionally holds derivatives designated for hedge accounting. The following table presents the balance sheet location and the gross fair value of derivative instruments, including embedded derivatives, by type of derivative and product at December 31, 2009:

                                                BALANCE                           BALANCE
DERIVATIVES NOT DESIGNATED AS HEDGING            SHEET                             SHEET
INSTRUMENTS                                    LOCATION           ASSET          LOCATION         LIABILITY
------------------------------------------------------------------------------------------------------------
                                                                   (IN                               (IN
                                                                MILLIONS)                         MILLIONS)
INTEREST RATE CONTRACTS
                                                                               Other
  GMWB and GMAB                              Other assets         $176         liabilities         $  280

EQUITY CONTRACTS
                                                                               Other
  GMWB and GMAB                              Other assets          437         liabilities            474
                                                                               Other
  GMDB                                                              --         liabilities              2
  Equity indexed annuities                   Other assets            2                                 --
                                                                               Future
  Equity indexed annuities embedded                                            policy
  derivatives                                                       --         benefits                 9

OTHER
                                                                               Future
                                                                               policy
  GMWB and GMAB embedded derivatives(1)                             --         benefits               299
------------------------------------------------------------------------------------------------------------
       Total                                                      $615                             $1,064
============================================================================================================



(1) The fair values of GMWB and GMAB embedded derivatives fluctuate primarily based on changes in equity, interest rate and credit markets.

See Note 11 for additional information regarding RiverSource Life's fair value measurement of derivative instruments.

Derivatives Not Designated as Hedges
The following table presents a summary of the impact of derivatives not designated as hedging instruments on the Consolidated Statements of Income for the year ended December 31, 2009:

                                                   LOCATION OF         AMOUNT OF
                                                   GAIN (LOSS)        GAIN (LOSS)
                                                       ON                 ON
                                                   DERIVATIVES        DERIVATIVES
DERIVATIVES NOT DESIGNATED AS HEDGING              RECOGNIZED         RECOGNIZED
INSTRUMENTS                                         IN INCOME          IN INCOME
---------------------------------------------------------------------------------
                                                                          (IN
                                                                       MILLIONS)
INTEREST RATE CONTRACTS
                                                  Benefits,
                                                  claims,
                                                  losses and
                                                  settlement
  GMWB and GMAB                                   expenses              $  (435)

EQUITY CONTRACTS
                                                  Benefits,
                                                  claims,
                                                  losses and
                                                  settlement
  GMWB and GMAB                                   expenses               (1,310)
                                                  Benefits,
                                                  claims,
                                                  losses and
                                                  settlement
  GMDB                                            expenses                  (10)
                                                  Interest
                                                  credited to
                                                  fixed
  Equity indexed annuities                        accounts                    4
                                                  Interest
                                                  credited to
                                                  fixed
  Equity indexed annuities embedded derivatives   accounts                    7

OTHER
                                                  Benefits,
                                                  claims,
                                                  losses and
                                                  settlement
  GMWB and GMAB embedded derivatives              expenses                1,533
---------------------------------------------------------------------------------
     Total                                                              $  (211)
=================================================================================



RiverSource Life holds derivative instruments that either do not qualify or are not designated for hedge accounting treatment. These derivative instruments are used as economic hedges of equity and interest rate risk related to various RiverSource Life products and transactions.

The majority of RiverSource Life's annuity contracts contain GMDB provisions, which may result in a death benefit payable that exceeds the contract accumulation value when market values of customers' accounts decline. Certain annuity contracts contain GMWB or GMAB provisions, which guarantee the right to make limited partial withdrawals each contract year regardless of the volatility inherent in the underlying investments or guarantee a minimum accumulation value of considerations received at the beginning of the contract period, after a specified holding period, respectively. RiverSource Life economically hedges the exposure related to non-life contingent GMWB and GMAB provisions using various equity futures, equity options, total return swaps, interest rate swaptions and interest rate swaps. In the third quarter of 2009, RiverSource Life entered into a limited number of derivative contracts to economically hedge equity exposure related to GMDB provisions on variable annuity contracts written previously in 2009. At December 31, 2009, the gross notional amount of these contracts was $38.7 billion and $77 million for RiverSource Life's GMWB and GMAB provisions and GMDB provisions, respectively. The premium associated with certain of the above options is paid or received semi-annually over the life of the option contract.

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The following is a summary of the payments RiverSource Life is scheduled to make and receive for these options:

                                                                         PREMIUMS      PREMIUMS
(IN MILLIONS)                                                             PAYABLE     RECEIVABLE
-------------------------------------------------------------------------------------------------
2010                                                                       $189           $5
2011                                                                        181            4
2012                                                                        160            3
2013                                                                        143            2
2014                                                                        118            1
2015-2024                                                                   410            4


Actual timing and payment amounts may differ due to future contract settlements, modifications or exercises of options prior to the full premium being paid or received.

Equity indexed annuities have returns tied to the performance of equity markets. As a result of fluctuations in equity markets, the obligation incurred by RiverSource Life related to equity indexed annuities products will positively or negatively impact earnings over the life of these products. As a means of economically hedging its obligations under the provisions of these products, RiverSource Life enters into index options and occasionally enters into futures contracts. The gross notional amount of these derivative contracts was $129 million at December 31, 2009.

EMBEDDED DERIVATIVES
Certain annuities contain GMAB and non-life contingent GMWB provisions, which are considered embedded derivatives. In addition, the equity component of the equity indexed annuity product obligations is also considered an embedded derivative. As captured in the tables above, embedded derivatives are bifurcated from their host contracts and reported on the Consolidated Balance Sheets at fair value with changes in fair value reported in earnings. As noted above, RiverSource Life uses derivatives to mitigate the financial statement impact of these embedded derivatives.

CASH FLOW HEDGES
RiverSource Life has amounts classified in accumulated other comprehensive income (loss) related to gains and losses associated with the effective portion of previously designated cash flow hedges. RiverSource Life reclassifies these amounts into income as the forecasted transactions impact earnings. During the year ended December 31, 2009, RiverSource Life held no derivatives that were designated as cash flow hedges.

The following is a summary of unrealized derivatives gains (losses) included in accumulated other comprehensive income (loss) related to cash flow hedges:

(IN MILLIONS)                                                      2009          2008          2007
-------------------------------------------------------------------------------------------------------
Net unrealized derivatives losses at January 1                     $(38)         $(40)         $(41)
Unrealized derivative losses arising during the period               --            (1)           (1)
Reclassification of realized gains(1)                                 6             5             2
Income tax provision (benefit)                                       (2)           (2)           --
-------------------------------------------------------------------------------------------------------
Net unrealized derivatives losses at December 31                   $(34)         $(38)         $(40)
=======================================================================================================



(1) Gain reclassified from Accumulated Other Comprehensive to Net Investment Income on Consolidated Statements of Income.

At December 31, 2009, RiverSource Life expects to reclassify $6 million of deferred loss on derivative instruments from accumulated other comprehensive income (loss) to earnings during the next 12 months that will be recorded in net investment income. These were originally losses on derivative instruments related to interest rate swaptions. For any hedge relationships that are discontinued because the forecasted transaction is not expected to occur according to the original strategy, any related amounts previously recorded in accumulated other comprehensive income (loss) are recognized in earnings immediately. No hedge relationships were discontinued during the years ended December 31, 2009, 2008 and 2007 due to forecasted transactions no longer being expected to occur according to the original hedge strategy. For the years ended December 31, 2009 and 2008, there were no amounts recognized in earnings on derivative transactions that were ineffective. For the year ended December 31, 2007, RiverSource Life recognized $2 million in net investment income related to ineffectiveness on its swaptions.

Currently, the longest period of time over which RiverSource Life is hedging exposure to the variability in future cash flows is 9 years and relates to interest credited on forecasted fixed premium product sales.

CREDIT RISK
Credit risk associated with RiverSource Life's derivatives is the risk that a derivative counterparty will not perform in accordance with the terms of the applicable derivative contract. To mitigate such risk, RiverSource Life has established guidelines and oversight of credit risk through a comprehensive enterprise risk management program that includes members of senior management. Key components of this program are to require preapproval of counterparties and the use of master

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netting arrangements and collateral arrangements wherever practical. As of December 31, 2009, RiverSource Life held $88 million in cash and cash equivalents and recorded a corresponding liability in other liabilities for collateral RiverSource Life is obligated to return to counterparties. As of December 31, 2009, RiverSource Life had accepted additional collateral consisting of various securities with a fair market value of $22 million, which are not reflected on the Consolidated Balance Sheets. As of December 31, 2009, RiverSource Life's maximum credit exposure related to derivative assets after considering netting arrangements with counterparties and collateral arrangements was approximately $53 million.

Certain of RiverSource Life's derivative instruments contain provisions that adjust the level of collateral RiverSource Life is required to post based on RiverSource Life's financial strength rating (or based on the debt rating of RiverSource Life's parent, Ameriprise Financial). Additionally, certain of RiverSource Life's derivative contracts contain provisions that allow the counterparty to terminate the contract if RiverSource Life does not maintain a specific financial strength rating or Ameriprise Financial's debt does not maintain a specific credit rating (generally an investment grade rating). If these termination provisions were to be triggered, RiverSource Life's counterparty could require immediate settlement of any net liability position. At December 31, 2009, the aggregate fair value of all derivative instruments containing such credit risk features was $296 million. The aggregate fair value of assets posted as collateral for such instruments as of December 31, 2009 was $269 million. If the credit risk features of derivative contracts that were in a net liability position at December 31, 2009 were triggered, the additional fair value of assets needed to settle these derivative liabilities would have been $27 million.

16. COMMITMENTS AND CONTINGENCIES

At December 31, 2009 and 2008, RiverSource Life had no material commitments to purchase investments other than mortgage loan fundings. See Note 4 for additional information.

RiverSource Life's annuity and life products all have minimum interest rate guarantees in their fixed accounts. As of December 31, 2009, these guarantees range up to 5.0%. To the extent the yield on RiverSource Life's invested assets portfolio declines below its target spread plus the minimum guarantee, RiverSource Life's profitability would be negatively affected.

The Securities and Exchange Commission, the Financial Industry Regulatory Authority, commonly referred to as FINRA, and several state authorities have brought proceedings challenging several mutual fund and variable product financial practices, generally including suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements. RiverSource Life has received requests for information and has been contacted by regulatory authorities concerning its practices and is cooperating fully with these inquiries.

RiverSource Life is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

(RIVERSOURCE INSURANCE LOGO)

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
1 (800) 333-3437

           RiverSource Distributors, Inc. (Distributor), Member FINRA.
Insurance and annuity products are issued by RiverSource Life Insurance Company.
     (C) 2008-2010 RiverSource Life Insurance Company. All rights reserved. S-6482 P (4/10)